HARTFORD QUANTUM LIFE
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999
TELEPHONE: (800) 231-5453                                     [HARTFORD LIFE LOGO]

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This Prospectus describes information you should know before you purchase Hartford Quantum Life variable universal life insurance policy (the "Policy). Please read it carefully.

The Policy is a contract between you and Hartford Life Insurance Company ("Hartford") where you agree to make sufficient Premium Payments to us and we agree to pay a death benefit to your beneficiary or pay the other benefits described in this Prospectus.

This Policy is a flexible premium variable universal life insurance policy. It is:

X Flexible because you may increase, decrease or stop your Premium Payments at any time and because you have a variety of death benefit options, riders and other important guarantees to choose from.

X Variable because the value of your life insurance policy will fluctuate with the performance of the investment options you select including the Fixed Account and the Guaranteed Benefit Account.
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You may allocate your Premium Payments after we deduct any premium charges and premium taxes, which we call your Net Premium Payment, to two separate parts of your Policy. The first part is the Guaranteed Benefit Account. This account supports the Policy's Benefit Guarantee. This benefit provides certain death benefit guarantees and ensures that other riders selected by you will not lapse, if your Policy meets the requirements of the guarantee. Those requirements are described in detail in this Prospectus and your Policy.

In addition, you may allocate your Premium Payments to the Investment Account. This account is made up of the Fixed Account along with the Sub-Accounts listed below. The following Sub-Accounts are available for investment:

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
AIM V.I. Mid Cap Core Equity Fund Sub-Account         Series I of the AIM V.I. Mid Cap Core Equity Fund of
                                                      the A I M Variable Insurance Funds
AIM V.I. Premier Equity Fund Sub-Account              Series I of the AIM V.I. Premier Equity Fund of the
                                                      A I M Variable Insurance Funds
American Funds Asset Allocation Fund Sub-Account      Class 2 of the Asset Allocation Fund of American
                                                      Funds Insurance Series
American Funds Blue Chip Income and Growth Fund Sub-  Class 2 of the Blue Chip Income and Growth Fund of
Account                                               American Funds Insurance Series
American Funds Bond Fund Sub-Account                  Class 2 of the Bond Fund of American Funds Insurance
                                                      Series
American Funds Global Growth Fund Sub-Account         Class 2 of the Global Growth Fund of American Funds
                                                      Insurance Series
American Funds Global Small Capitalization Fund       Class 2 of the Global Small Capitalization Fund of
Sub-Account                                           American Funds Insurance Series
American Funds Growth Fund Sub-Account                Class 2 of the Growth Fund of American Funds
                                                      Insurance Series
American Funds Growth-Income Fund Sub-Account         Class 2 of the Growth-Income Fund of American Funds
                                                      Insurance Series
American Funds International Fund Sub-Account         Class 2 of the International Fund of American Funds
                                                      Insurance Series
American Funds New World Fund Sub-Account             Class 2 of the New World Fund of American Funds
                                                      Insurance Series
Franklin Small Cap Value Securities Fund Sub-Account  Class 2 of the Franklin Small Cap Value Securities
                                                      Fund of the Franklin Templeton Variable Insurance
                                                      Products Trust

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
Hartford Advisers HLS Fund Sub-Account                Class IA of Hartford Advisers HLS Fund of Hartford
                                                      Series Fund, Inc.
Hartford Bond HLS Fund Sub-Account                    Class IA of Hartford Bond HLS Fund of Hartford
                                                      Series Fund, Inc.
Hartford Capital Appreciation HLS Fund Sub-Account    Class IA of Hartford Capital Appreciation HLS Fund
                                                      of Hartford Series Fund, Inc.
Hartford Dividend and Growth HLS Fund Sub-Account     Class IA of Hartford Dividend and Growth HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Disciplined Equity HLS Fund Sub-Account      Class IA of Hartford Disciplined Equity HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Growth Opportunities HLS Fund Sub-Account    Class IA of Hartford Growth Opportunities HLS Fund
                                                      of Hartford Series Fund II, Inc.
Hartford Index HLS Fund Sub-Account                   Class IA of Hartford Index HLS Fund, Inc.
Hartford International Opportunities HLS Fund         Class IA of Hartford International Opportunities HLS
Sub-Account                                           Fund of Hartford Series Fund, Inc.
Hartford International Small Company HLS Fund         Class IA of Hartford International Small Company HLS
Sub-Account                                           Fund of Hartford Series Fund, Inc.
Hartford MidCap Value HLS Fund Sub-Account            Class IA of Hartford MidCap Value HLS Fund of
                                                      Hartford Series Fund II, Inc.
Hartford Money Market HLS Fund Sub-Account            Class IA of Hartford Money Market HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Mortgage Securities HLS Fund Sub-Account     Class IA of Hartford Mortgage Securities HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Small Company HLS Fund Sub-Account           Class IA of Hartford Small Company HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Stock HLS Fund Sub-Account                   Class IA shares of Hartford Stock HLS Fund of
                                                      Hartford HLS Series Fund, Inc.
Hartford Value Opportunities HLS Fund Sub-Account     Class IA shares of Hartford Value Opportunities HLS
                                                      Fund of Hartford Series Fund II, Inc.
MFS New Discovery Series Sub-Account                  Initial Class of the MFS-Registered Trademark- New
                                                      Discovery Series of the MFS-Registered Trademark-
                                                      Variable Insurance Trust-SM-
MFS Total Return Series Sub-Account                   Initial Class of the MFS-Registered Trademark- Total
                                                      Return Series of the MFS-Registered Trademark-
                                                      Variable Insurance Trust-SM-
Mutual Shares Securities Fund Sub-Account             Class 2 of the Mutual Shares Securities Fund of the
                                                      Franklin Templeton Variable Insurance Products Trust
Putnam VT Capital Opportunities Sub-Account           Class IB of Putnam VT Capital Opportunities Fund of
                                                      Putnam Variable Trust
Putnam VT Equity Income Sub-Account                   Class IB of Putnam VT Equity Income Fund of Putnam
                                                      Variable Trust
Putnam VT Global Equity Sub-Account                   Class IB of Putnam VT Global Equity Fund of Putnam
                                                      Variable Trust
Putnam VT Growth and Income Sub-Account               Class IB of Putnam VT Growth and Income Fund of
                                                      Putnam Variable Trust
Putnam VT High Yield Sub-Account                      Class IB of Putnam VT High Yield Fund of Putnam
                                                      Variable Trust
Putnam VT Income Sub-Account                          Class IB of Putnam VT Income Fund of Putnam Variable
                                                      Trust
Putnam VT International Equity Sub-Account            Class IB of Putnam VT International Equity Fund of
                                                      Putnam Variable Trust

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
Putnam VT New Opportunities Sub-Account               Class IB of Putnam VT New Opportunities Fund of
                                                      Putnam Variable Trust
Putnam VT Voyager Sub-Account                         Class IB of Putnam VT Voyager Fund of Putnam
                                                      Variable Trust
Fidelity VIP Equity-Income Portfolio Sub-Account      Initial Class of Fidelity VIP Equity-Income
                                                      Portfolio

The Guaranteed Benefit Account, Investment Account, including the Fixed Account and Sub-Accounts, are individually and collectively referred to as "Investment Choices".

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance Policy IS NOT:

-  a bank deposit or obligation;

-  federally insured; or

-  endorsed by any bank or governmental agency.

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PROSPECTUS DATED: FEBRUARY 13, 2004

4                                                HARTFORD LIFE INSURANCE COMPANY
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SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

THIS IS A BRIEF SUMMARY OF THE BENEFITS OF THE POLICY. EACH BENEFIT IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS.

DEATH BENEFIT -- Since this is a life insurance policy, the primary reason to purchase it is for the death benefit. While the Policy is in force and when the insured dies, we pay a death benefit to your beneficiary. We offer the following death benefits when you purchase your Policy:

-  Option A (Level Option)

-  Option B (Return of Account Value Option)

-  Option C (Return of Premium Option) and

-  Option E (Return of Investment Account Option)

BENEFIT GUARANTEE -- This is a guarantee from Hartford that ensures that your Death Benefit will never be less than your Policy's Guaranteed Death Benefit and any riders you elect to guarantee will never lapse, provided your Policy meets the guarantee requirements.

FLEXIBILITY -- This Policy is designed to be flexible to help meet your specific life insurance needs. You have the flexibility to choose death benefit options, guarantees, investment options, and the amount and timing of the Premium Payments you make.

INVESTMENT CHOICES -- You may elect to invest in nine total Investment Choices. You may choose from forty Sub-Accounts, the Fixed Account, and the Guaranteed Benefit Account.

GUARANTEED WITHDRAWAL BENEFIT -- This benefit is an option that can be elected for an additional charge. If elected, the benefit promises, as long as certain conditions are met, that you may take periodic withdrawals from your Policy that are guaranteed to equal the amount you invest in certain Investment Choices.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the Policy for cancellation after you receive it.

LOANS -- You may take a loan on the Policy using the Policy to secure the loan.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the Policy.

RIDERS AND OTHER BENEFITS -- You may select from a variety of riders and other benefits that are available at this time.

RISKS OF YOUR POLICY

THIS IS A BRIEF DISCUSSION OF THE RISKS OF YOUR POLICY. EACH RISK IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS. IN ADDITION, YOU MAY REQUEST A FREE PERSONALIZED ILLUSTRATION OF THIS POLICY WHICH WILL PROVIDE YOU WITH INFORMATION ABOUT HOW THE DEATH BENEFITS, CASH SURRENDER VALUES AND OTHER BENEFITS OF THIS POLICY MAY PERFORM IN CERTAIN SITUATIONS.

GUARANTEED BENEFIT ACCOUNT -- Transfers from the Guaranteed Benefit Account may affect the guarantees available in your Policy or may cause your Policy to lapse.

INVESTMENT PERFORMANCE -- The value of your Policy will fluctuate with the performance of the Sub-Accounts you choose. In your Investment Account, the Sub-Accounts may decline in value, or they may not perform to your expectations. Assets in the Sub-Accounts are not guaranteed. You bear the investment risk of any Account Value in the Sub-Accounts. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The Policy is designed for long term financial planning. You should not purchase the Policy if you will need the Premium Payment in a short time period.

RISK OF LAPSE -- Your Policy could terminate, or "lapse", if the value of the Policy becomes too low to support the Policy's monthly charges and the Benefit Guarantee is not available. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.

GUARANTEE WITHDRAWAL BENEFIT -- If you take more withdrawals than the benefit allows or you don't meet the other conditions of the benefit, you can lose or reduce your benefit and the guarantees that go with it.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000.

WITHDRAWAL RISKS -- Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and are subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.

HARTFORD LIFE INSURANCE COMPANY                                                5
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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

This table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES

                CHARGE                                  WHEN DEDUCTED                               AMOUNT DEDUCTED
Premium Charge (1)                       When you make a Premium Payment              MAXIMUM CHARGE
                                                                                      8% of each premium payment. In Oregon, the
                                                                                      maximum is 10% of each premium payment.
Tax Charge                               When you make a Premium Payment              A percent of premium which varies by your
                                                                                      state and municipality of residence. The
                                                                                      range of tax charge is generally between 0%
                                                                                      and 4%.This rate will change if your state
                                                                                      or municipality changes its tax charges. It
                                                                                      may change if you change your state or
                                                                                      municipality of residence.
Surrender Charge (2)                     If you surrender your policy:                MINIMUM CHARGE
                                         -  During the first 14 Policy Years          $10.00 per $1,000 of initial Face Amount
                                         -  Within 14 years of an increase in your    for a 10 year-old female.
                                            Face Amount; or                           MAXIMUM CHARGE
                                         -  Within 14 years of an increase in your    $33.00 per $1,000 of initial Face Amount
                                            Face Amount under the Cost of Living      for a 85 year-old male smoker.
                                            Adjustment Rider, if elected              CHARGE FOR REPRESENTATIVE INSURED
                                                                                      $25.00 per $1,000 of initial Face Amount
                                                                                      for a 50 year-old male non-smoker.
Transfer Charge                          When you make a transfer after the first     $25 per transfer.*
                                         transfer in any month.
Withdrawal Charge                        When you take a withdrawal.                  $10 per withdrawal.
Accelerated Benefit Rider                When you exercise the benefit.               MAXIMUM CHARGE
                                                                                      $300
Policy Continuation Rider                When you exercise the benefit.               7% of Account Value

*   Not currently being deducted

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the fees and expenses of the underlying mutual funds you may select.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

                CHARGE                             WHEN CHARGE IS DEDUCTED                          AMOUNT DEDUCTED
Cost of Insurance Charges (2)            Monthly.                                     MINIMUM CHARGE
                                                                                      $0.70 per $1,000 of the net amount at risk.
                                                                                      MAXIMUM CHARGE
                                                                                      $83.33 per $1,000 of the net amount at
                                                                                      risk.
                                                                                      CHARGE FOR REPRESENTATIVE INSURED
                                                                                      $5.16 per $1,000 of the net amount at risk
                                                                                      for a 50-year-old male preferred non-smoker
                                                                                      in the first year.
Asset Charge                             Monthly.                                     1.00% per year of the amounts invested in
                                                                                      any Sub-Accounts.
Monthly per $1,000 Charge (2)            Monthly.                                     MINIMUM CHARGE
                                                                                      $2.75 per $1,000 of initial Face Amount for
                                                                                      a 10-year-old female.
                                                                                      MAXIMUM CHARGE
                                                                                      $30.00 per $1,000 of initial Face Amount
                                                                                      for a 85-year-old male smoker.
                                                                                      CHARGE FOR REPRESENTATIVE INSURED
                                                                                      $7.00 per $1,000 of initial Face Amount for
                                                                                      a 50-year-old male non-smoker.
Monthly Administrative Charge            Monthly.                                     $10
Loan Interest Rate (3)                   Monthly, if you have taken a loan on your    5.0% annually
                                         Policy.

(1) The maximum premium charge is 8% of each Premium Payment in Policy Years 1 through 20 and 6% of each Premium Payment in Policy Years 21 or more.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(3) During Policy Years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During Policy Years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

6                                                HARTFORD LIFE INSURANCE COMPANY
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ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED

             RIDER CHARGES                         WHEN CHARGE IS DEDUCTED                          AMOUNT DEDUCTED
Guaranteed Withdrawal Benefit Rider      Monthly.                                     MAXIMUM CHARGE
                                                                                      .75% of Account Value invested in the
                                                                                      Eligible Investment Choices.
                                                                                      CURRENT CHARGE
                                                                                      .50% of Account Value invested in the
                                                                                      Eligible Investment Choices.
Waiver of Specified Amount Disability    Monthly.                                     MINIMUM CHARGE
Benefit Rider (1)                                                                     $0.04 per $1 of specified amount for a
                                                                                      20-year-old male in the first year.
                                                                                      MAXIMUM CHARGE
                                                                                      $0.20 per $1 of specified amount for a
                                                                                      64-year-old female in the first year.
                                                                                      CHARGE FOR A REPRESENTATIVE INSURED
                                                                                      $0.09 per $1 of specified amount for a
                                                                                      50-year-old male in the first year.
Term Insurance Rider (1)                 Monthly.                                     MINIMUM CHARGE
                                                                                      $0.70 per $1,000 of the net amount at risk
                                                                                      for a 10-year-old female preferred
                                                                                      non-smoker in the first year.
                                                                                      MAXIMUM CHARGE
                                                                                      $179.44 per $1,000 of the net amount at
                                                                                      risk for an 85-year-old male smoker in the
                                                                                      first year.
                                                                                      CHARGE FOR REPRESENTATIVE INSURED
                                                                                      $5.16 per $1,000 of the net amount at risk
                                                                                      for a 50-year-old male preferred non-smoker
                                                                                      in the first year.
Accidental Death Benefit Rider (1)       Monthly.                                     MINIMUM CHARGE
                                                                                      $0.083 per $1,000 of the net amount at risk
                                                                                      for a 10-year-old in the first year.
                                                                                      MAXIMUM CHARGE
                                                                                      $0.18 per $1,000 of the net amount at risk
                                                                                      for a 60-year-old in the first year.
                                                                                      CHARGE FOR A REPRESENTATIVE INSURED
                                                                                      $0.128 per $1,000 of the net amount at risk
                                                                                      for a 50-year-old in the first year.
Monthly Deduction Amount Waiver          Monthly.                                     MINIMUM CHARGE
Rider (1)                                                                             6.9% of the monthly deduction amount for a
                                                                                      20 - year-old male preferred non-smoker in
                                                                                      the first year.
                                                                                      MAXIMUM CHARGE
                                                                                      33.3% of the monthly deduction amount for a
                                                                                      55-year-old female in the first year.
                                                                                      CHARGE FOR A REPRESENTATIVE INSURED
                                                                                      12.6% of the monthly deduction amount for a
                                                                                      50-year old male preferred non-smoker in
                                                                                      the first year.
Child Rider                              Monthly.                                     The monthly fee is $0.50 per $1,000 of
                                                                                      coverage

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

The next table describes the fees and expenses that you will pay periodically if you are invested in any of the Sub-Accounts during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds. Actual fees and expenses for the underlying Funds vary daily. Because of this, the fees and expenses for any given day may be greater than or less than the Total Annual Fund Operating Expenses listed below, on an annualized basis. A more detailed description of each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

This table shows the expenses that are deducted from Policy values allocated to the underlying Funds in the Investment Account:

                                                              MINIMUM   MAXIMUM
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Total Fund Operating Expenses                                  0.44%     1.71%
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HARTFORD LIFE INSURANCE COMPANY                                                7
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ABOUT US

HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
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 A.M. Best and Company, Inc.             3/10/03       A+    Financial strength
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 Standard & Poor's                      12/31/02      AA-    Financial strength
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 Fitch                                  10/30/02      AA     Financial strength
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These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL I

The Sub-Accounts of the Investment Account are subdivisions of our separate account, called Separate Account VL I. The Separate Account exists to keep your life insurance Policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the Policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FIXED ACCOUNT AND THE GUARANTEED BENEFIT ACCOUNT
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You may allocate some or all of your Net Premium Payments or transfer Account Values to the Fixed Account available in the Investment Account or the Guaranteed Benefit Account.

IMPORTANT INFORMATION YOU SHOULD KNOW -- This portion of the prospectus relating to the Fixed Account and the Guaranteed Benefit Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account and the Guaranteed Benefit Account are not registered as an investment company under the 1940 Act. The Fixed Account and the Guaranteed Benefit Account or any of their interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Account or the Guaranteed Benefit Account. The following disclosure about the Fixed Account and the Guaranteed Benefit Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Net Premium Payments allocated and Policy Values transferred to the Fixed Account or the Guaranteed Benefit Account become a part of Hartford's General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. These assets are subject to the creditors of Hartford.

We guarantee that we will credit interest at a rate of not less than 3% per year compounded annually, to amounts you allocate to the Fixed Account and Guaranteed Benefit Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account and the Guaranteed Benefit Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, surrenders or transfers from the Fixed Account and Guaranteed Benefit Account on a "first-in first-out" basis.

IMPORTANT -- Any interest credited to amounts you allocate to the Fixed Account or the Guaranteed Benefit Account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account or the Guaranteed Benefit Account may not exceed the minimum guarantee of 3% for any given year.

8                                                HARTFORD LIFE INSURANCE COMPANY
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THE FUNDS

The Sub-Accounts purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These underlying Funds which we call the Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DISCIPLINED EQUITY HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD LIFE INSURANCE COMPANY                                                9
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HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.

HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer potential for current income.

PUTNAM VT GLOBAL EQUITY FUND (formerly Putnam VT Global Growth Fund) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND (formerly Putnam VT International Growth
Fund) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500-SM- Index.

INVESTMENT ADVISORS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance

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Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers two classes of fund shares: Class 1 shares and Class 2 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series, Aggressive Growth Series, U.S. Government Securities Series, and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. The MFS Variable Insurance Trust-SM- is a professionally managed open-end management investment company. The MFS Variable Insurance Trust-SM- is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan
Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Equity-Income Portfolio.

INFORMATION RELATING TO THE FUNDS

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other Policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

HARTFORD LIFE INSURANCE COMPANY                                               11
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SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

We may make certain changes to the Sub-Accounts offered through this Policy. We may, in our sole discretion, establish new Sub-Accounts and may make these new Sub-Accounts available to existing Policy Owners. We may also close one or more Sub-Account to additional Net Premium Payments or transfers of Account Value.

CHARGES AND DEDUCTIONS
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We deduct charges for your Policy either from your Premium Payment each time you make a Premium Payment, on a monthly basis from your Account Value when you choose to Surrender the Policy or under certain circumstances when you make withdrawals from your Policy. All the charges deducted by Hartford are designed to cover the costs of offering the Policy's benefits and the costs of distributing, issuing and administering the Policy, including a reasonable profit for Hartford. If these charges do not cover our expenses, we make up the difference. If these charges are more than our actual expenses, we keep the difference.

Your Account Value decreases due to the deduction of Policy charges.


         CHARGE                    DEDUCTED FROM                    DEDUCTED WHEN
Premium Charge             Premium Payments                 When Premium Payments are made
Premium Tax                Premium Payments                 When Premium Payments are made
Cost of Insurance          That portion of the charge       Monthly, as part of the
                           related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Monthly Administrative     First from the Guaranteed        Monthly, as part of the
Charge                     Benefit Account then from the    Monthly Deduction Amount
                           Investment Account
Monthly Per $1,000         That portion of the charge       Monthly, as part of the
Charge                     related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Asset Charge               Investment Account               Monthly, as part of the
                                                            Monthly Deduction Amount
Rider Charges              That portion of the charge       Monthly, as part of the
                           related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Charges for the Funds      Investment Account               Daily, any amounts invested in
                                                            the Sub-Accounts
Surrender Charges          Pro Rata from the Investment     When the Policy is surrendered
                           Account and Guaranteed Benefit
                           Account
Withdrawal Charge          The amount withdrawn             When withdrawals are taken
Transfer Charge*           Pro Rata from Account Value      After the first transfer each
                                                            month

*   Currently not being deducted by Hartford.

DEDUCTIONS FROM PREMIUM

Before your Premium Payment is allocated to the Sub-Accounts, Fixed Account, or the Guaranteed Benefit Account, we deduct a percentage for a premium charge and tax charges.

The maximum premium charge is 8% of Premium Payments in Policy Years 1 through 20 and 6% thereafter. The current premium charge is 8% of Premium Payments in the first Policy Year and 4% thereafter. In Oregon, the premium maximum and current charge in the first Policy Year is 10% of Premium Payments and 6% thereafter. The premium charge is used to cover expenses related to the sale and distribution of the policies.

The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of these charges generally is between 0% and 4% of Premium Payments.

DEDUCTIONS FROM ACCOUNT VALUE

At the beginning of each month we will deduct an amount from your Account Value to pay for administration and the benefits provided by your Policy. This amount is called the Monthly Deduction Amount. The day we deduct these charges is called the

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Monthly Deduction Date. The Monthly Deduction Amount is made up of the following charges:

1.  COST OF INSURANCE.

The charge for the cost of insurance is a formula based on a number of factors such as your age, gender, and risk class. We multiply your charge for cost of insurance by the "amount at risk". The amount at risk is calculated on the Monthly Deduction Date and is equal to your Death Benefit minus your Account Value. The "amount at risk" may be affected by the amount and timing of Premium Payments, investment performance of the Sub-Account, fees and charges assessed, Policy Loans and changes to the Face Amount. We determine the amount at risk before we deduct the Monthly Deduction Amount. Finally, we divide that sum by 1,000.

Cost of insurance rates will be determined on every Policy Anniversary and will be based on our future expectations of factors such as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The cost of insurance will be based on the Insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all Insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date.

2.  THE MONTHLY ADMINISTRATIVE CHARGE.

We deduct a Monthly Administrative Charge from your Account Value to help offset the costs of issuing and administering the Policy. The current Monthly Administrative Charge is $10.00 for Policies with Face Amounts of less than $100,000. The current Monthly Administrative Charge for Policies with Face Amounts equal to or more than $100,000 is $7.50.

3.  THE MONTHLY PER $1,000.

This charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for 3 years after you purchase your Policy. If you have an unscheduled increase in Face Amount, then we deduct the charge for 3 years after the increase. The charge is also deducted for 3 years if your Face Amount increases as a result of having the Cost of Living Adjustment Rider.

The Monthly Per $1,000 Charge is individualized based on the Insured's initial Face Amount, issue age or age at time of an increase in Face Amount, sex and insurance class.

4.  ASSET CHARGE

This charge is based on amounts in the Sub-Accounts. If you have not allocated any net Premium Payments or transferred any Account Value to the Sub-Accounts, you have no Asset Charge. The charge is described as an annual charge, but is deducted monthly. The Asset Charge inlcuded in your Monthly Deduction Amount is made up of 1/12 of the Asset Charge. The Asset Charge is 1.00% of the Account Value in the Sub-Accounts for the first 15 Policy Years. Currently, during Policy Years 16 and beyond, the charge is 0.25%.

This charge is designed to compensate us for mortality and expense risks assumed under the Policy. The mortality risk that Hartford assumes is that the cost of insurance charges and other charges may be insufficient to meet actual claims. In that case, Hartford would make up the difference. The expense risk that Hartford assumes is that the expenses incurred in issuing, distributing and administering the policies may be less than the administrative charges and sales loads collected by Hartford. Again, if that is the case, Hartford would make up any differences. If these expenses turn out to be less than the amounts collected, Hartford keeps the difference.

5.  RIDER CHARGES

If your Policy includes benefits that are added to the Policy through the use of one or more Policy riders, a charge for those riders is deducted from your Account Value as part of the Monthly Deduction Amount. These riders are described later in this Prospectus and the charges to be deducted are set forth in the Fee Table.

CALCULATING THE MONTHLY DEDUCTION AMOUNT:

To determine the Monthly Deduction Amount we separately calculate the charges associated with the guaranteed benefits and the non-guaranteed benefits of your Policy.

To calculate the charges associated with the guaranteed benefits we take:

- the Monthly Administrative Charge, plus

- the portion of the Cost of Insurance Charge attributable to the Guaranteed Death Benefit Amount, plus

- the portion of the Per $1,000 Charge attributable to the Guaranteed Death Benefit Amount, plus

- the charges for any riders that are guaranteed by the Benefit Guarantee, plus

- the portion of the charges for any Waiver of Monthly Deduction attributable to the guaranteed benefits.

HARTFORD LIFE INSURANCE COMPANY                                               13
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The charges associated with the guaranteed benefits are first taken from the Guaranteed Benefit Account. If the Account Value in the Guaranteed Benefit Account is insufficient to cover the charges and the Benefit Guarantee is not available then we will deduct the remaining amount due pro rata from the Investment Account.

If the Account Value in the Guaranteed Benefit Account is insufficient to cover the charges and the Benefit Guarantee is available then we will waive the remaining amount due for the charges associated with the guaranteed benefits.

To calculate the charges associated with the non-guaranteed benefits we take:

- the portion of the Cost of Insurance Charge attributable to the non-guaranteed benefits, plus

- the Asset Charge, plus

- the portion of the Per $1,000 Charge attributable to the non-guaranteed benefits, plus

- the charges for any riders that are not guaranteed by the Benefit Guarantee , plus

- the portion of the charges for any Waiver of Monthly Deduction attributable to non-guaranteed benefits.

The charges associated with the non-guaranteed benefits are first taken from the Investment Account. If the Account Value in the Investment Account is insufficient to cover the charges then we will deduct the remaining amount due from the Guaranteed Benefit Account.

DEDUCTIONS UPON SURRENDER

Surrender charges will be deducted from your Account Value if you surrender your Policy during the first 14 Policy Years, within 14 Policy Years of an unscheduled increase in your Face Amount or within 14 Policy Years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if you elected the rider.

The amount of surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The surrender charges by Policy Year are shown in your Policy.

WITHDRAWAL CHARGE -- Hartford also deducts a charge for each withdrawal. The maximum and current Withdrawal Charge is $10.00.

CHARGES FOR THE FUNDS

In addition to the charges deducted for insurance, benefits and riders, there is a deduction for the Funds. The Fund's charges are an annual charge that is deducted from your Account Value on a daily basis. The Fund charges include the management fee for the investment management of the Fund, any distribution charge and the expenses related to the Fund. These charges added together equal the Fund's Total Operating Expenses. They are listed in the Fee Table, but for a more detailed discussion, please read the prospectus for each Fund for complete details.

REDUCED CHARGES FOR ELIGIBLE GROUPS

Certain charges and deductions described above may be reduced for policies issued in connection with a specific group or retirement plan. To qualify for a reduction, the plan must satisfy certain criteria in accordance with our rules in effect as of the date the application for the Policy is approved. Factors that we consider include, but are not limited to, the size of the plan, the expected number of participants and anticipated Net Premium Payments from the plan. The amount of reduction and the criteria for qualification may be reflected in a reduced sales effort and administrative costs resulting from sales to plans that meet our criteria. In addition, there may be different mortality experience expected as a result of these types of plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including policy owners already invested in the Separate Account.

GENERAL DESCRIPTION OF THE POLICY
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POLICY RIGHTS

As the Policy Owner, as long as your Policy is in force, you may exercise all rights under the Policy while the insured is alive and you have not named an irrevocable beneficiary.

You name the beneficiary in your application for the Policy. You may change the beneficiary (unless you make the beneficiary irrevocable) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

You may assign your Policy. You must notify us in writing, otherwise, no assignment will be effective against us. We are not responsible for the validity of any assignment.

We will send you a statement at least once each year, showing the current Account Value, Cash Surrender Value and Face Amount, the premiums paid, Monthly Deduction Amounts and any Policy loans since your last statement, the amount of any Policy loans; any notifications required by the provisions of your Policy; and any other information required by the Insurance Department of the state where your Policy was delivered.

You have a limited right to cancel your Policy. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your "free look" period. Your "free look" period begins on the day you get your Policy and ends ten days later. Some states give you a longer period to cancel. In such event, the

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Policy will be rescinded and we will pay an amount equal to the greater of:

- The total Premium Payments minus any Policy loan amount not yet repaid, or

- The Account Value minus any Policy loan amount outstanding on the date the Policy is received by us or the agent from whom it was purchased and, minus any deductions under the Policy or charges associated with the Separate Account.

If your Policy is replacing another Policy, your "free look" period and the amount paid to you upon the return of your Policy if you cancel the Policy may vary according to the laws of the state where you purchased the Policy.

POLICY LIMITATIONS
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TRANSFERS BETWEEN ACCOUNTS

You may allocate Net Premium Payments or transfer Account Values among all the Investment Choices currently offered. However, at any one time, you may only allocate to or transfer among up to a total of nine Investment Choices, subject to the limitations described below.

Transfers out of the Guaranteed Benefit Account may effect the Benefit Guarantee, please make sure you understand how these transfers may cause your Benefit Guarantee to be recalculated or terminated before you request a transfer.

Transfers out of the Investment Account and/or the Guaranteed Benefit Account may cause problems with the Monthly Deduction Amount charges to be taken from each account, please make sure you understand how these transfers effect the Monthly Deduction Amount before you request a transfer.

SUB-ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS OF ACCOUNT VALUE IN THE SUB-ACCOUNTS -- If you allocate Net Premium Payments or transfer Account Value to the Investment Account, you may transfer amounts among the Fixed Account and the Sub-Accounts. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states.

We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may transfer Account Value once a month without a charge. Although we do not currently do so, we may charge up to $25 for each transfer in excess of one per calendar month. We reserve the right to limit the size of transfers, remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES IN THE SUB-ACCOUNTS -- This Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a Policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

You may submit 20 Sub-Account transfers each Policy year for each Policy by U.S. Mail, telephone, or facsimile.

Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your Policy during each Policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older variable annuity contracts, we currently only have the ability to restrict transfers to certain Funds and to limit the total annuity contract value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the next anniversary of your Policy date ("Policy Anniversary") if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

HARTFORD LIFE INSURANCE COMPANY                                               15
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- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the next Policy Anniversary.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

FIXED ACCOUNT AND GUARANTEED BENEFIT ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

If you have allocated Account Value to the Investment Account, you may transfer into or out of the Fixed Account, subject to the restrictions described below.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account or Guaranteed Benefit Account must occur during the 30-day period following each Policy Anniversary and the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the accumulated value in the Fixed Account or Guaranteed Benefit Account on the date of the transfer.

TRANSFERS BETWEEN THE GUARANTEED BENEFIT ACCOUNT AND THE INVESTMENT
ACCOUNT -- You may transfer Account Values between the Guaranteed Benefit Account and the Investment Account. These transfers are subject to the restrictions relating to transfers from the Fixed Account and those relating to Sub-Account transfers. In addition, transfers from the Guaranteed Benefit Account may affect your Benefit Guarantee.

OTHER LIMITATIONS

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts that do not come from any of the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

MODIFICATION OF POLICY -- The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

HOW THE POLICY WORKS
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Before we talk about how your policy works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

ACCOUNT VALUE -- The total of all assets in the Investment Account, Guaranteed Benefit Account and the Loan Account.

ELIGIBLE INVESTMENT CHOICES -- The Investment Choices used to calculate the Benefit Balance under the Guaranteed Withdrawal Benefit. Currently, all Sub-Accounts and the Fixed Account are considered Eligible Investment Choices.

FACE AMOUNT -- An amount we use to determine the death benefit. On the effective date of the Policy, the Face Amount is the initial Face Amount shown in your Policy. The Face Amount may be increased or decreased under the terms of the Policy.

LOAN ACCOUNT -- The account used to collateralize Indebtedness.

INDEBTEDNESS -- The sum of all Policy loans taken plus an interest due or accrued minus any loan repayments.

MONTHLY ACTIVITY DATE -- The Monthly Activity Date is the day we compute the Monthly Deduction Amount. This occurs on your Policy Anniversary and the same date in each succeeding month as the Policy Anniversary. However, if the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM PAYMENT -- Your Premium Payment minus any premium tax and premium charges.

VALUATION DAY -- Any day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of business of the New York Stock Exchange, generally 4:00 p.m. eastern time.

VALUATION PERIOD -- The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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PURCHASING A POLICY

To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the life of an individual called the "Insured". The Insured must be age 85 and under and must supply evidence of insurability acceptable to us. Acceptance of the application is subject to our underwriting rules. We reserve the right to reject an application for any reason. The minimum initial Premium Payment is the amount required to keep the Policy in force for one month, but not less than $50.

Your Policy will be effective on the date we receive all outstanding delivery requirements and the initial Premium Payment. That date is the Policy Date. The Policy Date is the date used to determine all future cyclical transactions for the Policy, such as Monthly Activity Date and Policy Years.

You have the flexibility to determine when and in what amounts you make Premium Payments. Prior to Policy issue, you can choose a planned Premium Payment within a range we determine, based on the Face Amount and the Insured's sex (except where unisex rates apply), issue age and risk classification.

We will send you premium notices for planned Premium Payments. These notices may be sent on an annual, semi-annual or quarterly basis. You may also have Premium Payments automatically deducted monthly from your checking account. The planned Premium Payment and Premium Payment mode you select are shown on your Policy's specifications page. You may change the planned Premium Payment at any time, subject to our minimum payment rules then in effect.

After the first Premium Payment has been made, your subsequent Premium Payments are flexible. The actual amount and frequency of your Premium Payments will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy is not sufficient to cover the Monthly Deduction Amounts. If that happens, you may be required to make additional Premium Payments in order to prevent the Policy from terminating. For details see, "Lapse and Reinstatement."

You may make additional Premium Payments at any time prior to the Policy Anniversary following the Insured's 100th birthday, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.

- We reserve the right to refund any excess premiums that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any Premium Payment that results in an increase in the death benefit greater than the amount of the Premium Payment.

INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first Policy Year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application form and accompanied by your current Policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new Policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional Surrender Charges, all of which are based on the attained age of the Insured at the time of the increase. We will send you new Policy specification pages describing these charges. A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

ALLOCATION OF PREMIUM PAYMENTS

When you make a Premium Payment, we deduct any tax charges or premium charges. Then we allocate that amount or the "Net Premium Payment" to the Accounts according to your instructions. Your initial Net Premium Payment or any subsequent Net Premium Payments allocated to any of the Sub-Accounts of the Investment Account before the end of the Right to Examine Period, will instead be invested in the Hartford Money Market HLS Fund Sub-Account until the end of that period. At the end of the Right to Examine Period or the date we receive the final requirement to put the Policy in force, whichever is later, we will allocate the Account Value in the Hartford Money Market HLS Fund Sub-Account to the other Investment Choices according to your latest instructions.

You may change your Net Premium Payment allocation by notifying us in writing.

Each time you make a Premium Payment, the transaction confirmation sent to you will show how a Net Premium Payment has been allocated. Additionally, each quarterly statement summarizes the current Net Premium Payment allocation in effect for your Policy.

ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- When Net Premium Payments are credited to the Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments by the Accumulation Unit Value for that day. The more Premium Payments you make to your Policy, the more Accumulation Units you will have. You decrease the number of Accumulation Units by transferring money out of the Sub-Accounts or settling a death benefit claim.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day. The

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Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of the Fund held in the Sub-Account at the end of the current Valuation Period, including the per share amount of any dividend or capital gain distributions paid by that Fund during that Valuation Period, divided by

- The net asset value per share of the corresponding Fund at the end of the prior Valuation Period.

All valuations in connection with a Policy, such as determining Account Value, Policy Loans, or the calculation of death benefits will be made on the date the request or payment is received by us at the National Service Center, if it is received on a Valuation Day; otherwise they will be done on the next Valuation Day.

ACCOUNT VALUE

Your Account Value is the sum of all your assets allocated to the Sub-Accounts, the Fixed Account, the Benefit Guarantee Account and the Loan Account. Your Account Value changes on a daily basis and will be computed on each Valuation Day. Account Value varies to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account, the Benefit Guarantee Account and the Loan Account, any Monthly Deduction Amount and any withdrawals taken and any Premium Payments made. Amounts allocated to the Sub-Accounts are credited to your Policy on the basis of the Sub-Account value next determined after our receipt of your Net Premium Payment, transfer request, or loan repayment. We will not value Sub-Account assets on days on which the New York Stock Exchange is closed for trading.

THE BENEFIT GUARANTEE

Before we talk about how your Benefit Guarantee works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

GUARANTEED BENEFIT ACCOUNT: Part of Hartford's General Account. You may allocate some or all of your Net Premium Payments to this account. The charges relating to your guarantees in this Policy are deducted from this account. Net Premium Payments that are designated to preserve the Benefit Guarantee are allocated to this account.

BENEFIT GUARANTEE PERIOD: The period you choose for the Benefit Guarantee.

BENEFIT GUARANTEE PREMIUM: The Premium Payments required to keep your Benefit Guarantee in place. However, you are not required to pay the Benefit Guarantee Premium.

CUMULATIVE BENEFIT GUARANTEE PREMIUM: An amount used to determine whether the Benefit Guarantee is available and is your Benefit Guarantee Premium plus any additional 1st Year Benefit Guarantee Premium.

GUARANTEED DEATH BENEFIT AMOUNT: The Guaranteed Death Benefit Amount is a guarantee that regardless of which death benefit option the policy owner selects, the death benefit amount will never be less than the Guaranteed Death Benefit Amount selected by the policy owner. This is found on the specifications page of your Policy.

This Policy offers a Benefit Guarantee, provided you meet the requirements described below. The Benefit Guarantee ensures:

- That the death benefit will at least be equal to the Guaranteed Death Benefit Amount;

- That the Policy's Account Value in the Guaranteed Benefit Account will never be less than zero; and

- That any Riders you select with guaranteed benefits will not lapse.

When you apply for your Policy, you can elect the Benefit Guarantee. You do that by working with your broker or financial consultant to determine your death benefit or other guarantees you would like to receive through this Policy. You then give us information, subject to our minimum rules, including:

- What you would like your Guaranteed Death Benefit Amount to be;

- Which Riders, if any, you would like protected by the Benefit Guarantee;

- How long you would like your Benefit Guarantee Period to be;

- Over what period you would like to fund the Benefit Guarantee; and

- If there are any one-time first year premiums that you are allocating to the Guaranteed Benefit Account.

We then calculate the monthly Benefit Guarantee Premium. This amount is shown on your Policy.

To keep your Benefit Guarantee in place, you have a number of different choices. Since you choose where to invest your Net Premium Payments, you ensure your Benefit Guarantee remains in place by not transferring Account Value in the Guaranteed Benefit Account to the Investment Account or by not taking Policy Loans or withdrawals from the Guaranteed Benefit Account. This Policy is designed to be flexible, so if you want to transfer Account Value to the Investment Account or take a Policy Loan or withdrawal, you may do so. However, to maintain the Benefit Guarantee, your Policy must meet the following requirements. The Benefit Guarantee is available if the Net Credits to the Guaranteed Benefit Account exceed the Cumulative Benefit Guarantee Premium

Net Credits to the Guaranteed Benefit Account equals:

- Premium Payments allocated to the Guaranteed Benefit Account; plus

- Any transfers to the Guaranteed Benefit Account from the Investment Account and from the Loan Account as a result of Loan repayments; minus

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- Any withdrawals from the Guaranteed Benefit Account, transfers from the Guaranteed Benefit Account to the Investment Account or to Loan Account as a result of Policy Loans;

- Adjusted for the Monthly Deduction Amount.

All the amounts used to calculate the Net Credits to the Guaranteed Benefit Account are transactions that take place in the current Benefit Guarantee Period.

On the Policy Date, the Cumulative Benefit Guarantee Premium is equal to:

- the monthly Benefit Guarantee Premium shown on your Policy's specifications page; plus

- any Additional 1st Year Benefit Guarantee Premium also shown on your Policy's specifications page.

At the beginning of a new Benefit Guarantee Period, the Cumulative Benefit Guarantee Premium is the monthly Benefit Guarantee Premium calculated for the new Benefit Guarantee Period.

On every other Monthly Activity Date, the Cumulative Benefit Guarantee Premium is:

- the previous Cumulative Benefit Guarantee Premium; plus

- the then current monthly Benefit Guarantee Premium.

We will keep you informed about your Benefit Guarantee. At the end of each Policy Year, during a Benefit Guarantee Period, we will send you a statement with the following information:

- the Net Credits to the Guaranteed Benefit Account;

- the Cumulative Benefit Guarantee Premium,

- whether or not Your Benefit Guarantee is still available.

If, at the end of two consecutive Policy Years, the Net Credits to the Guaranteed Benefit Account is less than the Cumulative Benefit Guarantee Premium, your existing Benefit Guarantee Period will be automatically recalculated. That recalculated period will be based on your then current Guaranteed Death Benefit Amount, Riders protected by the Benefit Guarantee and Monthly Benefit Guarantee Premium. We will send you a notice of the revised period.

If Your Benefit Guarantee Period is recalculated to be less than one month, the Benefit Guarantee will be terminated.

At any time, you may request to change elements of your Benefit Guarantee, subject to our minimum rules, then in effect, including:

- What you would like your Guaranteed Death Benefit Amount to be;

- The Riders you would like protected by the Benefit Guarantee;

- How long you would like your Benefit Guarantee Period to be; and

- The period you would like to fund the Benefit Guarantee.

When you ask to make any changes to one or more elements, we will establish a new Benefit Guarantee Period and recalculate the Benefit Guarantee Premium. The change will be effective on the Monthly Activity Date following the date we receive your request. We will send you a summary of the new Benefit Guarantee.

DEATH BENEFITS
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Your Policy provides for the payment of the death benefit proceeds to the beneficiary that you name upon receipt of due proof of the death of the Insured. You must notify us in writing as soon as possible after the death of the Insured. The death benefit proceeds payable to the beneficiary equal the death benefit minus any Indebtedness and any due and unpaid Monthly Deduction Amount. The death benefit proceeds depend on the death benefit option you select. You should consult with your broker prior to electing a death benefit option. You may only change your death benefit option on a limited basis and subject to the restrictions described below. Fluctuations in your Account Value may have an effect on your death benefit. If your Policy lapses, no death benefit will be paid.

DEATH BENEFIT OPTIONS -- At the time you purchase your Policy you may choose between four death benefit options available. Options A, B, C and E. Options D and F are not available when you purchase your Policy. You may only change to Options D or F after the first Policy Anniversary. Any election to change to Option D or F is irrevocable and you may not change to another Option. No evidence of insurability is required for any of these changes.

OPTION A (LEVEL OPTION) -- Under this option, the death benefit is the current Face Amount.

OPTION B (RETURN OF ACCOUNT VALUE OPTION) -- Under this option, the death benefit is the current Face Amount plus the Account Value on the date we receive due proof of the insured's death.

OPTION C (RETURN OF PREMIUM OPTION) -- Under this option, the death benefit is the current Face Amount, plus the total of your Premium Payments. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

OPTION D (DECREASING OPTION I) -- Under this option, the death benefit is the current Face Amount, plus the lesser of:

- the Account Value on the date we receive due proof of the Insured's death; or

- the Account Value on the date of the change to the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option) is accepted by us, reduced by any withdrawals.

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OPTION E (RETURN OF INVESTMENT ACCOUNT OPTION) -- Under this option, the death benefit equals the Face Amount plus the sum of the following:

- The Account Value in the Investment Account; plus

- The Loan Account Value; adjusted for

- Any transfers to or from the Loan Account to the Guaranteed Benefit Account;
  and

- Any transfers to or from the Guaranteed Benefit Account to the Loan Account.

OPTION F (DECREASING OPTION II) -- Under this death benefit option, the death benefit equals the Face Amount plus the lesser of the following:

- The Account Value in the Investment Account plus the Loan Account, adjusted for any transfers to or from the Loan Account to the Guaranteed Benefit Account and any transfers to or from the Investment Account to the Guaranteed Benefit Account.

- The Account Value in the Investment Account and the Loan Account on the date the change to the death benefit option is accepted by us, adjusted for any transfers to or from the Loan Account to the Guaranteed Benefit Account and any transfers to or from the Investment Account to the Guaranteed Benefit Account.

DEATH BENEFIT OPTION CHANGES -- Anytime after the first Policy Anniversary you may change your death benefit option by notifying Us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the Insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

We limit the changes to the death benefit option.

- If you elect Option A you may only change to Option B or E.

- If you elect Option B you may only change to Option A, D or E.

- If you elect Option C you may only change to Option A, B, or E.

- If you elect Option E you may only change to Option A, B, or F.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                      A          B
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 Face Amount                       $50,000    $50,000
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 Account Value                      23,000     17,000
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 Specified Percentage                 250%       250%
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 Death Benefit Option                Level      Level
----------------------------------------------------------

In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

RIDERS

You may add additional benefits to your Policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.

GUARANTEED WITHDRAWAL BENEFIT RIDER -- The Guaranteed Withdrawal Benefit is an optional benefit that you can elect at any time. If you elect this benefit, the Guaranteed Withdrawal Benefit guarantees that you can take periodic withdrawals equal to the Benefit Balance. The maximum charge for this benefit is 0.75% of Account Value invested in the Sub-Accounts that are Eligible Investment Choices. The current charge is 0.50% of Account Value invested in the Sub-Accounts that are Eligible Investment Choices. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until you Surrender your Policy or we pay a death benefit.

ELIGIBLE INVESTMENT CHOICES

Currently, all Sub-Accounts and the Fixed Account are considered Eligible Investment Choices. We may add, delete or change the Investment Choices that are considered Eligible Investment Choices.

THE BENEFIT BALANCE

The Benefit Balance is determined at the time you elect the Guaranteed Withdrawal Benefit and is equal to:

- the amounts allocated to the Eligible Investment Choices when you elected the Guaranteed Withdrawal Benefit; plus

- any transfers into the Eligible Investment Choices from the Guaranteed Benefit Account, the Loan Account, or any Sub-Accounts that are not Eligible Investment Choices; reduced by

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- any amounts withdrawn or transferred from the Eligible Investment Choices.

The Benefit Balance can never be more that $5 million dollars.

Once the initial Benefit Balance has been determined, Hartford calculates the maximum payment (the "Benefit Payment") that may be made each Policy Year from the Eligible Investment Choices without automatically resetting the Benefit Balance. The Benefit Payment is equal to 7% of the initial Benefit Balance. If you do not take 7% one year, you may not take more that 7% the next year. The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Balance has been depleted.

If the withdrawals from the Eligible Investment Choices are more than your Benefit Payment in any Policy Year we will recalculate your Benefit Balance and your Benefit Payment may be reduced. The Benefit Balance will be recalculated to equal the lesser of:

- the Account Value in the Eligible Investment Choices immediately following the withdrawal; or

- the Benefit Balance immediately prior to the withdrawal, minus the withdrawal.

However, in no event will the Benefit Balance be less than zero.

Any time you make subsequent Premium Payments to your Policy, we also recalculate your Benefit Amount and your Benefit Payment. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Net Premium Payment allocated to the Eligible Investment Choices.

Any time after the 5th year the Guaranteed Withdrawal Benefit has been in effect or 5 years since the last "step up", you may elect to "step up" the benefit. If you choose to "step up" the benefit, Your Benefit Balance is recalculated to equal your Account Value in the Eligible Investment Choices. Your Benefit Payment then becomes 7% of the new Benefit Balance, or your current Benefit Payment if greater. You cannot elect to "step up" if your current Benefit Balance is higher than your Account Value in the Eligible Investment Choices.

We currently allow you to "step up" on any day after the 5th year the benefit has been in effect or 5 years since the last "step up", however, in the future we may only allow a "step up" to occur on your Policy Anniversary. We reserve the right to limit or restrict your ability to step-up the Benefit Balance.

If you Surrender all of your Cash Accumulation Value or your Account Value is reduced to zero, but you still have a Benefit Amount, you will still receive a Benefit Payment through a Settlement Option called the Guaranteed Withdrawal Benefit Payout Option until your Benefit Amount is depleted.

If the Insured dies before you receive all the Benefit Payments guaranteed by Hartford, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Policy. If the Death Benefit Option of that policy at the time of the insured's death is either Option B (Return of Account Value) or Option E (Return of Investment Account Value) the Beneficiary may elect to receive either the Death Benefit or the Death Benefit minus the Accumulated Values in the Eligible Investment Choices plus the Guaranteed Withdrawal Benefit Payout Option.

ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this Policy. This Rider allows you to terminate your Policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect in 2011. We must receive your Surrender request during the month of January 2011. The amount you receive under this Rider is reduced by any outstanding Indebtedness. There is no additional charge for this Rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may have a difficult time paying your life insurance premiums to keep your Policy inforce. Under this Rider, if the Insured becomes totally disabled, we will credit the Policy with the amount shown in the specifications page of your Policy, for as long as the Insured remains totally disabled. This will help keep your Policy inforce if you fall behind on your Premium Payments. You choose the level of coverage when you select the Rider. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.

TERM INSURANCE RIDER -- You may want additional life insurance coverage using term life insurance. By selecting the Term Insurance Rider, you can increase your Policy's Face Amount at a cost that may be lower than if you purchased the term life insurance through a single policy. Under this Rider we will pay the term life insurance benefit when the Insured dies.

ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this Rider we will pay a specified amount shown on the specifications page of your Policy when the insured dies. You choose the level of coverage when you select the rider.

WAIVER OF THE MONTHLY DEDUCTION AMOUNT RIDER -- The costs of your Policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your Premium Payments, the continued deduction of the Monthly Deduction Amounts could put your Policy at risk to lapse and terminate. Under the Waiver of the Monthly Deduction Amount Rider, while the Insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy inforce if you fall behind on your Premium Payments. You choose the level of coverage when you select the Rider. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider

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when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.

COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this Rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the Rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this Rider is terminated and no future increases will occur. There is no charge for this Rider.

POLICY CONTINUATION RIDER -- This rider gives you the option to continue your Policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of lapsing or terminating due to excessive outstanding Policy Loans. You may elect the benefit under limited circumstances as described in the Rider and subject to the terms and limitations described in the Rider. At the time you elect the Rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.

CHILD RIDER -- This rider provides term life insurance coverage on the eligible children of the insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider. This rider may not be available in all policies.

ACCELERATED BENEFIT RIDER -- In the event an insured's life expectancy is 12 months or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300.

These riders may not be available in all states.

SETTLEMENT OPTIONS

Proceeds from your Policy may be paid in a lump sum or may be applied to one of our three settlement options. The minimum amount that may be applied under a settlement option is $5,000 unless we agree otherwise. Once you select a settlement option, it is irrevocable and you may not change the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option instead of taking the Death Benefit amount in a lump sum.

FIRST OPTION -- INTEREST INCOME

We pay interest on the amount you have applied to this option. The interest we pay will be determined by us in our sole discretion, although we will not pay you less than the minimum amount required by your state. If you elect this option you may request the principal amount of the Death Benefit at any time.

SECOND OPTION -- INCOME OF FIXED AMOUNT

We pay equal payments of the total amount applied to this option along with interest equal to at least the minimum required by your state until that total amount is exhausted. The final payment will be for the remaining balance.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

We make monthly payments for the number of years selected, which may be from one to 30 years. This option provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under this settlement option.

Other arrangements for income payments may be added or otherwise agreed upon.

BENEFITS WHEN INSURED REACHES AGE 100

On the Policy Anniversary after the Insured reaches age 100 the following will occur:

- All optional benefits will terminate with the exception of the Guaranteed Withdrawal Benefit;

- The Face Amount of your Policy will be adjusted to equal your Death Benefit minus the Account Value;

- Your Death Benefit Option will become Option B (Return of Account Value);

- We will stop assessing all monthly policy charges; and

- You may not make any additional Premium Payments.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDER -- Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date of your request for surrender, or the date you request to have your Policy surrendered, if later.

A Policy's Cash Value is equal to the Account Value less any applicable surrender charges.

A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any indebtedness.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount

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will be reduced by the amount of any withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each withdrawal.

LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force, you may borrow against the Policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) Policy Anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among your Investment Choices in the same percentage as premiums are allocated.

Unless otherwise instructed, all payments received by us will be treated as Premium Payments under your Policy. You must indicate in writing if a payment is intended to be a loan repayment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account and the Guaranteed Benefit Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account, the Sub-Accounts and the Guaranteed Benefit Account earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account, the Sub-Accounts and the Guaranteed Benefit Account earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Monthly Activity Date from the Fixed Account, Sub-Accounts and/or the Guaranteed Benefit Account to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                          PORTION OF      INTEREST RATE
 DURING POLICY YEARS     INDEBTEDNESS        CHARGED
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        1-10                 All                5%
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    11 and later          Preferred           3.25%
                        Non-Preferred         4.25%
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We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts from the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

LAPSE AND REINSTATEMENT
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LAPSE AND GRACE PERIOD -- Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the Benefit Guarantee is not available.

If the Policy goes into default, we will send you a lapse notice to warn you that the Policy is in danger of terminating. This notice will be mailed at least 30 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum Premium Payment required to keep the Policy from terminating. This minimum Premium Payment will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default.

We will keep your Policy inforce for the 61-day period following the date your Policy goes into default. We call that period the "Grace Period." However, if we have not received the required Premium Payment specified in your lapse notice by the end of

HARTFORD LIFE INSURANCE COMPANY                                               23
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the Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay a death benefit. After your Policy lapses the Account Value and Cash Surrender Value are determined in the same manner as prior to the lapse.

REINSTATEMENT -- If the Insured is still alive, the Policy may be reinstated prior to the date the Insured reaches age 100, unless the Policy has been surrendered for cash, and provided that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.

Your Account Value on the reinstatement date equals:

- the Cash Value at the time of Policy termination; plus

- net Premiums derived from premiums paid at the time of Policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of Policy reinstatement. The Surrender Charge is based on the duration from the original Policy date.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. If you choose the DCA program, your Net Premiums will be deposited into the Hartford Money Market HLS Fund Sub-Account or the Fixed Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional information free of charge, call us at 1-800-231-5453 or write to us at:

Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
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GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

24                                               HARTFORD LIFE INSURANCE COMPANY
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TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Guaranteed Withdrawal Benefit Rider is an optional benefit that you can elect. If elected, the Guaranteed Withdrawal Benefit guarantees that you can take withdrawals equal to the Benefit Balance. If you surrender all of your Cash Accumulation Value or your Account Value is reduced to zero, but you still have a Benefit Amount, you will still receive a Benefit Payment through a Settlement Option called the Guaranteed Withdrawal Benefit Payout Option. If the Insured dies before you receive all the Benefit Payments guaranteed by Hartford, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Policy. If the Death Benefit Option at the time of the insured's death is either Option B or Option E, the Beneficiary may elect to receive either the Death Benefit or the Death Benefit minus the Accumulated Values in the Eligible Investment Account Choices plus the Guaranteed Withdrawal Benefit Payout Option. In the case of surrenders of non-MEC policies, we believe that payments received under the Guaranteed Withdrawal Benefit Payout Option will not be taxable until the investment in the policy has been recovered. In the case of surrenders of MEC policies, we believe that payments received under the Guaranteed Withdrawal Benefit Payout Option will be taxable to the extent of gain in the policy, and then a recovery of investment in the policy. In the case of death benefits that are paid under the Guaranteed Withdrawal Benefit Payout Option, we believe that such amounts are fully excludable from income. However, due to the lack of specific guidance on the taxability of payments received under a guaranteed withdrawal benefit, it is possible that the IRS could take a contrary position. Thus, the result is not certain.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

HARTFORD LIFE INSURANCE COMPANY                                               25
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MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2004, the maximum estate tax rate is 48% and the unified credit exemption amount is $1,500,000.

26                                               HARTFORD LIFE INSURANCE COMPANY
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The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes. If the policy owner is considered to be the owner of the assets for tax purposes, the policy owner will be subject to income tax on annual increases in cash value.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control. However, in July 2003, the Internal Revenue Service issued two revenue rulings addressed to investor control. Revenue Ruling 2003-91 generally follows earlier rulings that say that the policy owner should not have the ability to select and control investments. Revenue Ruling 2003-92 concerns specific separate account investments that could cause the policy owner to be treated as the owner of these investments.

Despite the release of these rulings, there continues to be some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In September 2003 the IRS issued final regulations relating to the taxation of split-dollar insurance arrangements. The regulations generally apply to arrangements entered into (or "materially modified") after September 17, 2003. The final regulations define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where (1) one party pays any portion of the premiums and at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and either (i) the employee (or service provider) has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such service provider or is any

HARTFORD LIFE INSURANCE COMPANY                                               27
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person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and either (i) the shareholder has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

The final regulations also have rules that generally designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner," and these taxable economic benefits are defined very broadly. Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. The final regulations also require that the parties fully and consistently account for all amounts under either regime, and provide for comparable or collateral rules for donor/ donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

28                                               HARTFORD LIFE INSURANCE COMPANY
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-97329

                                    PART B

STATEMENT OF ADDITIONAL INFORMATION
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STATEMENT OF ADDITIONAL INFORMATION
HARTFORD QUANTUM LIFE
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: FEBRUARY 13, 2004
DATE OF STATEMENT OF ADDITIONAL INFORMATION: FEBRUARY 13, 2004

2                                                HARTFORD LIFE INSURANCE COMPANY
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TABLE OF CONTENTS

                                                              PAGE
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GENERAL INFORMATION AND HISTORY                                 3
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SERVICES                                                        3
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EXPERTS                                                         3
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DISTRIBUTION OF THE POLICIES                                    3
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ADDITIONAL INFORMATION ABOUT CHARGES                            4
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PERFORMANCE DATA                                                5
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FINANCIAL STATEMENTS                                           SA-1
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STATEMENT OF ADDITIONAL INFORMATION                                            3
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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
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SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
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The financial statements for Hartford Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and the financial statements for Hartford Life Insurance Company Separate Account VL I (the "Account") as of and for the year ended December 31, 2002 included in this statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated February 19, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the changes in our method of accounting for (a) goodwill and indefinite-lived intangible assets in 2002,
(b) derivative instruments and hedging activities in 2001, and (c) the recognition of interest income and impairment on purchased retained beneficial interests in securitized financial assets in 2001) relating to the Company and in their report dated February 21, 2003 relating to the Account, which are included herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Hartford Life Insurance Company Separate Account VL I for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life Insurance Company Separate Account VL I for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.

DISTRIBUTION OF THE POLICIES
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Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, and 2.0% in excess of Target Premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's first Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account.

4                                                HARTFORD LIFE INSURANCE COMPANY
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For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2002:
$42,906,757; 2001: $48,498,384; and 2000: $46,087,194.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not affect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
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PREMIUM CHARGE -- The premium charge deducted from each premium payment. The maximum premium charge is 8% Premium Payments.

The premium charge is used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first Policy Year, You may request in Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED
SEPTEMBER 30, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)   SUB-ACCOUNT (B)
                           ----------------  ----------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....        11,457              445             71,577
                               ========           ======           ========
    Cost.................      $129,256           $8,046           $964,255
                               ========           ======           ========
    Market Value.........      $126,715           $8,182           $967,002
  Due from Hartford Life
   Insurance Company.....       --               --                   2,650
  Receivable from fund
   shares sold...........       --               --                 --
  Other assets...........             1          --                 --
                               --------           ------           --------
  Total Assets...........       126,716            8,182            969,652
                               --------           ------           --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --               --                 --
  Payable for fund shares
   purchased.............       --               --                   2,650
  Other liabilities......       --                     1            --
                               --------           ------           --------
  Total Liabilities......       --                     1              2,650
                               --------           ------           --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $126,716           $8,181           $967,002
                               ========           ======           ========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                            AMERICAN FUNDS
                              BLUE CHIP                        AMERICAN FUNDS
                              INCOME AND      AMERICAN FUNDS   GLOBAL GROWTH
                             GROWTH FUND        BOND FUND           FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)    SUB-ACCOUNT
                           ----------------  ----------------  --------------
ASSETS:
  Investments:
    Number of Shares.....        36,066            44,334           239,307
                               ========          ========        ==========
    Cost.................      $302,370          $474,120        $3,226,466
                               ========          ========        ==========
    Market Value.........      $302,229          $487,226        $3,216,291
  Due from Hartford Life
   Insurance Company.....           209            16,393           --
  Receivable from fund
   shares sold...........       --                --                  3,298
  Other assets...........       --                --                      1
                               --------          --------        ----------
  Total Assets...........       302,438           503,619         3,219,590
                               --------          --------        ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                --                  3,298
  Payable for fund shares
   purchased.............           209            16,393           --
  Other liabilities......       --                --                     24
                               --------          --------        ----------
  Total Liabilities......           209            16,393             3,322
                               --------          --------        ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $302,229          $487,226        $3,216,268
                               ========          ========        ==========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                                                                                               AMERICAN FUNDS
                                           AMERICAN FUNDS   AMERICAN FUNDS                      GLOBAL SMALL   FIDELITY VIP ASSET
                           AMERICAN FUNDS  GROWTH-INCOME    INTERNATIONAL     AMERICAN FUNDS   CAPITALIZATION       MANAGER
                            GROWTH FUND         FUND             FUND         NEW WORLD FUND        FUND           PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (B)   SUB-ACCOUNT (B)    SUB-ACCOUNT     SUB-ACCOUNT (B)
                           --------------  --------------  ----------------  ----------------  --------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....       223,293         370,863          73,810            12,257           181,959           197,843
                             ==========     ===========        ========          ========        ==========        ==========
    Cost.................    $9,472,112     $11,308,685        $834,985          $124,677        $2,100,440        $3,255,093
                             ==========     ===========        ========          ========        ==========        ==========
    Market Value.........    $9,052,311     $11,140,728        $872,434          $128,449        $2,239,916        $2,690,664
  Due from Hartford Life
   Insurance Company.....       --                5,524           4,026            11,968             9,365          --
  Receivable from fund
   shares sold...........        12,745         --              --                --                --                  6,037
  Other assets...........       --                   32         --                      1           --               --
                             ----------     -----------        --------          --------        ----------        ----------
  Total Assets...........     9,065,056      11,146,284         876,460           140,418         2,249,281         2,696,701
                             ----------     -----------        --------          --------        ----------        ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        12,745         --              --                --                --                  6,038
  Payable for fund shares
   purchased.............       --                5,524           4,026            11,968             9,365          --
  Other liabilities......            48               1         --                --                      8                 6
                             ----------     -----------        --------          --------        ----------        ----------
  Total Liabilities......        12,793           5,525           4,026            11,968             9,373             6,044
                             ----------     -----------        --------          --------        ----------        ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $9,052,263     $11,140,759        $872,434          $128,450        $2,239,908        $2,690,657
                             ==========     ===========        ========          ========        ==========        ==========


                           FIDELITY VIP
                           EQUITY-INCOME
                               FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
  Investments:
    Number of Shares.....       772,249
                            ===========
    Cost.................   $16,922,563
                            ===========
    Market Value.........   $15,645,768
  Due from Hartford Life
   Insurance Company.....        21,028
  Receivable from fund
   shares sold...........       --
  Other assets...........            49
                            -----------
  Total Assets...........    15,666,845
                            -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --
  Payable for fund shares
   purchased.............        19,229
  Other liabilities......       --
                            -----------
  Total Liabilities......        19,229
                            -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $15,647,616
                            ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           FIDELITY VIP    FRANKLIN SMALL     FRANKLIN MUTUAL
                             OVERSEAS        CAP VALUE       SHARES SECURITIES
                            PORTFOLIO     SECURITIES FUND          FUND
                           SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT (B)
                           ------------  ------------------  -----------------
ASSETS:
  Investments:
    Number of Shares.....      239,411          15,363             11,118
                            ==========        ========           ========
    Cost.................   $4,737,391        $169,042           $148,881
                            ==========        ========           ========
    Market Value.........   $3,208,110        $165,457           $149,321
  Due from Hartford Life
   Insurance Company.....        1,883           5,706              4,026
  Receivable from fund
   shares sold...........      --             --                  --
  Other assets...........          831        --                  --
                            ----------        --------           --------
  Total Assets...........    3,210,824         171,163            153,347
                            ----------        --------           --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --             --                  --
  Payable for fund shares
   purchased.............        1,972           5,706              4,026
  Other liabilities......      --             --                  --
                            ----------        --------           --------
  Total Liabilities......        1,972           5,706              4,026
                            ----------        --------           --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $3,208,852        $165,457           $149,321
                            ==========        ========           ========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                                                             HARTFORD CAPITAL  HARTFORD DIVIDEND  HARTFORD GLOBAL  HARTFORD GLOBAL
                           HARTFORD ADVISERS  HARTFORD BOND    APPRECIATION       AND GROWTH         ADVISERS          LEADERS
                               HLS FUND         HLS FUND         HLS FUND          HLS FUND          HLS FUND         HLS FUND
                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  -------------  ----------------  -----------------  ---------------  ---------------
ASSETS:
  Investments:
    Number of Shares.....       1,575,466        2,260,431       2,019,464          1,523,317          16,940           12,757
                              ===========      ===========     ===========        ===========        ========         ========
    Cost.................     $37,465,111      $24,783,991     $86,630,342        $28,084,672        $207,061         $190,261
                              ===========      ===========     ===========        ===========        ========         ========
    Market Value.........     $33,251,254      $27,533,279     $76,839,291        $25,401,574        $173,400         $171,120
  Due from Hartford Life
   Insurance Company.....        --                  8,587          13,946             20,417         --               --
  Receivable from fund
   shares sold...........           9,560          --             --                 --                 7,098          --
  Other assets...........              94          --             --                 --               --               --
                              -----------      -----------     -----------        -----------        --------         --------
  Total Assets...........      33,260,908       27,541,866      76,853,237         25,421,991         180,498          171,120
                              -----------      -----------     -----------        -----------        --------         --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....           9,560          --             --                 --                 7,098          --
  Payable for fund shares
   purchased.............        --                  8,587          13,946             20,417         --               --
  Other liabilities......        --                    144             223                 57               1                3
                              -----------      -----------     -----------        -----------        --------         --------
  Total Liabilities......           9,560            8,731          14,169             20,474           7,099                3
                              -----------      -----------     -----------        -----------        --------         --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $33,251,348      $27,533,135     $76,839,068        $25,401,517        $173,399         $171,117
                              ===========      ===========     ===========        ===========        ========         ========

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           HARTFORD GLOBAL  HARTFORD GROWTH  HARTFORD GROWTH
                             TECHNOLOGY       AND INCOME      OPPORTUNITIES
                              HLS FUND         HLS FUND          HLS FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ---------------  ---------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....       58,060           147,979            7,029
                              ========        ==========         ========
    Cost.................     $240,488        $1,769,282         $142,387
                              ========        ==========         ========
    Market Value.........     $245,755        $1,476,703         $145,469
  Due from Hartford Life
   Insurance Company.....        2,000             3,067          --
  Receivable from fund
   shares sold...........      --                --               --
  Other assets...........            3                 5          --
                              --------        ----------         --------
  Total Assets...........      247,758         1,479,775          145,469
                              --------        ----------         --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --                --               --
  Payable for fund shares
   purchased.............        2,000             3,067          --
  Other liabilities......      --                --               --
                              --------        ----------         --------
  Total Liabilities......        2,000             3,067          --
                              --------        ----------         --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $245,758        $1,476,708         $145,469
                              ========        ==========         ========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                                HARTFORD         HARTFORD
                                             INTERNATIONAL     INTERNATIONAL
                           HARTFORD INDEX    SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP  HARTFORD MIDCAP   HARTFORD MONEY
                              HLS FUND          HLS FUND         HLS FUND        HLS FUND       VALUE HLS FUND   MARKET HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT
                           --------------  ------------------  -------------  ---------------  ----------------  ---------------
ASSETS:
  Investments:
    Number of Shares.....       938,824           4,289           1,291,794         657,305          13,136         40,118,909
                            ===========         =======         ===========     ===========        ========        ===========
    Cost.................   $24,467,793         $50,220         $16,977,781     $14,098,738        $143,669        $40,118,909
                            ===========         =======         ===========     ===========        ========        ===========
    Market Value.........   $25,070,596         $52,588         $11,349,294     $14,264,899        $140,653        $40,118,909
  Due from Hartford Life
   Insurance Company.....        32,128         --                    8,510          23,297              39            180,268
  Receivable from fund
   shares sold...........       --              --                  --             --               --                --
  Other assets...........           156         --                        1        --               --                   6,523
                            -----------         -------         -----------     -----------        --------        -----------
  Total Assets...........    25,102,880          52,588          11,357,805      14,288,196         140,692         40,305,700
                            -----------         -------         -----------     -----------        --------        -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --                  --             --               --                --
  Payable for fund shares
   purchased.............        32,128         --                    8,510          23,297              39            180,268
  Other liabilities......       --              --                       25              66         --                --
                            -----------         -------         -----------     -----------        --------        -----------
  Total Liabilities......        32,128         --                    8,535          23,363              39            180,268
                            -----------         -------         -----------     -----------        --------        -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $25,070,752         $52,588         $11,349,270     $14,264,833        $140,653        $40,125,432
                            ===========         =======         ===========     ===========        ========        ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           HARTFORD MORTGAGE  HARTFORD SMALL
                              SECURITIES         COMPANY      HARTFORD STOCK
                               HLS FUND          HLS FUND        HLS FUND
                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------  --------------  --------------
ASSETS:
  Investments:
    Number of Shares.....        520,380           753,730         906,468
                              ==========       ===========     ===========
    Cost.................     $5,824,502       $11,071,908     $41,508,984
                              ==========       ===========     ===========
    Market Value.........     $6,116,559       $ 9,525,846     $36,068,572
  Due from Hartford Life
   Insurance Company.....         24,192             9,887          48,981
  Receivable from fund
   shares sold...........       --                 --              --
  Other assets...........              1                53              93
                              ----------       -----------     -----------
  Total Assets...........      6,140,752         9,535,786      36,117,646
                              ----------       -----------     -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                 --              --
  Payable for fund shares
   purchased.............         24,192             9,887          48,981
  Other liabilities......             15           --              --
                              ----------       -----------     -----------
  Total Liabilities......         24,207             9,887          48,981
                              ----------       -----------     -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $6,116,545       $ 9,525,899     $36,068,665
                              ==========       ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                             HARTFORD VALUE         MFS NEW                           PUTNAM VT      PUTNAM VT       PUTNAM VT
                             OPPORTUNITIES         DISCOVERY       MFS TOTAL RETURN  DIVERSIFIED   GLOBAL ASSET    GLOBAL EQUITY
                                HLS FUND             SERIES             SERIES       INCOME FUND  ALLOCATION FUND      FUND
                            SUB-ACCOUNT (B)     SUB-ACCOUNT (B)    SUB-ACCOUNT (B)   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  ------------------  ----------------  -----------  ---------------  -------------
ASSETS:
  Investments:
    Number of Shares.....         3,905                7,995             18,344         167,792        402,265        1,644,514
                                =======             ========           ========      ==========     ==========      ===========
    Cost.................       $52,185             $104,484           $336,497      $1,804,773     $6,006,213      $28,323,729
                                =======             ========           ========      ==========     ==========      ===========
    Market Value.........       $51,518             $102,742           $335,327      $1,495,024     $4,992,113      $13,633,018
  Due from Hartford Life
   Insurance Company.....         5,706             --                  --               --            --                14,941
  Receivable from fund
   shares sold...........       --                  --                  --               19,247          5,836          --
  Other assets...........       --                  --                        1               1              1            4,143
                                -------             --------           --------      ----------     ----------      -----------
  Total Assets...........        57,224              102,742            335,328       1,514,272      4,997,950       13,652,102
                                -------             --------           --------      ----------     ----------      -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                  --                  --               19,247          5,836          --
  Payable for fund shares
   purchased.............         5,706             --                  --               --            --                14,941
  Other liabilities......       --                  --                  --               --              1,421          --
                                -------             --------           --------      ----------     ----------      -----------
  Total Liabilities......         5,706             --                  --               19,247          7,257           14,941
                                -------             --------           --------      ----------     ----------      -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $51,518             $102,742           $335,328      $1,495,025     $4,990,693      $13,637,161
                                =======             ========           ========      ==========     ==========      ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                            PUTNAM VT
                           GROWTH AND   PUTNAM VT HEALTH  PUTNAM VT HIGH
                           INCOME FUND   SCIENCES FUND      YIELD FUND
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ----------------  --------------
ASSETS:
  Investments:
    Number of Shares.....    1,589,624         95,769        1,149,615
                           ===========     ==========      ===========
    Cost.................  $38,295,171     $1,168,534      $12,743,219
                           ===========     ==========      ===========
    Market Value.........  $32,746,255     $  975,884      $ 8,645,094
  Due from Hartford Life
   Insurance Company.....      --            --                  8,284
  Receivable from fund
   shares sold...........        7,971          7,313          --
  Other assets...........          104       --                --
                           -----------     ----------      -----------
  Total Assets...........   32,754,330        983,197        8,653,378
                           -----------     ----------      -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        7,971          7,313          --
  Payable for fund shares
   purchased.............      --            --                  8,284
  Other liabilities......      --                 100               55
                           -----------     ----------      -----------
  Total Liabilities......        7,971          7,413            8,339
                           -----------     ----------      -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........  $32,746,359     $  975,784      $ 8,645,039
                           ===========     ==========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                          PUTNAM VT                            PUTNAM VT
                                        INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                   PUTNAM VT
                            PUTNAM VT    GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     MONEY MARKET
                           INCOME FUND   INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND      FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  -------------  ------------------  -----------------  --------------  ------------
ASSETS:
  Investments:
    Number of Shares.....     623,087        48,652           811,585             65,608           107,457      1,461,680
                           ==========      ========       ===========         ==========        ==========     ==========
    Cost.................  $8,152,614      $623,663       $12,285,175         $1,221,123        $1,388,680     $1,461,680
                           ==========      ========       ===========         ==========        ==========     ==========
    Market Value.........  $8,006,661      $469,488       $ 9,138,440         $  633,113        $  859,656     $1,461,680
  Due from Hartford Life
   Insurance Company.....       2,744       --                  4,295           --                 --             --
  Receivable from fund
   shares sold...........      --             8,034          --                 --                 --                  10
  Other assets...........         261       --               --                 --                      24            697
                           ----------      --------       -----------         ----------        ----------     ----------
  Total Assets...........   8,009,666       477,522         9,142,735            633,113           859,680      1,462,387
                           ----------      --------       -----------         ----------        ----------     ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --             8,034          --                 --                 --             --
  Payable for fund shares
   purchased.............       2,744       --                  4,295           --                 --             --
  Other liabilities......      --           --                    782           --                       1        --
                           ----------      --------       -----------         ----------        ----------     ----------
  Total Liabilities......       2,744         8,034             5,077           --                       1        --
                           ----------      --------       -----------         ----------        ----------     ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........  $8,006,922      $469,488       $ 9,137,658         $  633,113        $  859,679     $1,462,387
                           ==========      ========       ===========         ==========        ==========     ==========

(a) From inception, June 23, 2003 to September 30, 2003.Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                                                              PUTNAM VT OTC &
                             PUTNAM VT NEW     PUTNAM VT NEW     EMERGING
                           OPPORTUNITIES FUND   VALUE FUND      GROWTH FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
ASSETS:
  Investments:
    Number of Shares.....       1,197,856          128,835         154,932
                              ===========       ==========      ==========
    Cost.................     $23,040,636       $1,590,234      $3,426,896
                              ===========       ==========      ==========
    Market Value.........     $16,841,862       $1,596,267      $  796,352
  Due from Hartford Life
   Insurance Company.....        --                --                1,346
  Receivable from fund
   shares sold...........             427            2,551         --
  Other assets...........               1               36         --
                              -----------       ----------      ----------
  Total Assets...........      16,842,290        1,598,854         797,698
                              -----------       ----------      ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....             743            2,551         --
  Payable for fund shares
   purchased.............        --                --                2,000
  Other liabilities......             849          --                  162
                              -----------       ----------      ----------
  Total Liabilities......           1,592            2,551           2,162
                              -----------       ----------      ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $16,840,698       $1,596,303      $  795,536
                              ===========       ==========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                                                                            PUTNAM VT
                           PUTNAM VT THE      PUTNAM VT                                      CAPITAL
                           GEORGE PUTNAM   UTILITIES GROWTH   PUTNAM VT    PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY
                           FUND OF BOSTON  AND INCOME FUND   VISTA FUND   VOYAGER FUND         FUND           INCOME FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT (B)
                           --------------  ----------------  -----------  ------------  ------------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....       110,098          199,370         57,167     1,652,126          1,315              26,859
                             ==========       ==========     ==========   ===========        =======            ========
    Cost.................    $1,132,988       $2,629,164     $1,272,203   $57,599,843        $15,592            $292,799
                             ==========       ==========     ==========   ===========        =======            ========
    Market Value.........    $1,116,398       $2,081,421     $  552,805   $39,650,942        $15,232            $288,200
  Due from Hartford Life
   Insurance Company.....       --              --               --             5,829        --                  --
  Receivable from fund
   shares sold...........        11,863           33,587         --           --             --                  --
  Other assets...........             1               57            248       --                   1             --
                             ----------       ----------     ----------   -----------        -------            --------
  Total Assets...........     1,128,262        2,115,065        553,053    39,656,771         15,233             288,200
                             ----------       ----------     ----------   -----------        -------            --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        11,863           33,587            420       --             --                  --
  Payable for fund shares
   purchased.............       --              --               --             5,828        --                  --
  Other liabilities......       --              --               --             4,845        --                  --
                             ----------       ----------     ----------   -----------        -------            --------
  Total Liabilities......        11,863           33,587            420        10,673        --                  --
                             ----------       ----------     ----------   -----------        -------            --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $1,116,399       $2,081,478     $  552,633   $39,646,098        $15,233            $288,200
                             ==========       ==========     ==========   ===========        =======            ========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED
SEPTEMBER 30, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)   SUB-ACCOUNT (B)
                           ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............      $--              $--                $--
                               -------             ----             ------
CAPITAL GAINS INCOME
 (LOSS)..................      --                --                --
                               -------             ----             ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........            1                1                  9
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (2,541)             136              2,747
                               -------             ----             ------
    Net gain (loss) on
     investments.........       (2,540)             137              2,756
                               -------             ----             ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $(2,540)            $137             $2,756
                               =======             ====             ======

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                            AMERICAN FUNDS
                              BLUE CHIP                        AMERICAN FUNDS                  AMERICAN FUNDS   AMERICAN FUNDS
                              INCOME AND      AMERICAN FUNDS   GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME    INTERNATIONAL
                             GROWTH FUND        BOND FUND           FUND        GROWTH FUND         FUND             FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  ----------------  --------------  --------------  --------------  ----------------
INVESTMENT INCOME:
  Dividends..............      $--                $--             $  8,570       $  --           $   16,239         $--
                                 -----            -------         --------       ----------      ----------         -------
CAPITAL GAINS INCOME
 (LOSS)..................      --                 --               --               --              --              --
                                 -----            -------         --------       ----------      ----------         -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                 --                12,891           21,565          (3,525)              6
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         (141)            13,106          374,674        1,167,499       1,269,760          37,449
                                 -----            -------         --------       ----------      ----------         -------
    Net gain (loss) on
     investments.........         (141)            13,106          387,565        1,189,064       1,266,235          37,455
                                 -----            -------         --------       ----------      ----------         -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $(141)           $13,106         $396,135       $1,189,064      $1,282,474         $37,455
                                 =====            =======         ========       ==========      ==========         =======


                            AMERICAN FUNDS
                            NEW WORLD FUND
                           SUB-ACCOUNT (B)
                           ----------------
INVESTMENT INCOME:
  Dividends..............      $--
                                ------
CAPITAL GAINS INCOME
 (LOSS)..................      --
                                ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           (1)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        3,772
                                ------
    Net gain (loss) on
     investments.........        3,771
                                ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $3,771
                                ======

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP ASSET  FIDELITY VIP
                           CAPITALIZATION       MANAGER        EQUITY-INCOME
                                FUND           PORTFOLIO           FUND
                            SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT
                           --------------  ------------------  -------------
INVESTMENT INCOME:
  Dividends..............     $  8,708          $102,177        $  263,727
                              --------          --------        ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --                 --
                              --------          --------        ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       54,206            89,622            17,684
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      357,145           172,583         1,588,453
                              --------          --------        ----------
    Net gain (loss) on
     investments.........      411,351           262,205         1,606,137
                              --------          --------        ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $420,059          $364,382        $1,869,864
                              ========          ========        ==========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                           FIDELITY VIP    FRANKLIN SMALL     FRANKLIN MUTUAL                                     HARTFORD CAPITAL
                             OVERSEAS        CAP VALUE       SHARES SECURITIES  HARTFORD ADVISERS  HARTFORD BOND    APPRECIATION
                            PORTFOLIO     SECURITIES FUND          FUND             HLS FUND         HLS FUND         HLS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT (B)      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  ------------------  -----------------  -----------------  -------------  ----------------
INVESTMENT INCOME:
  Dividends..............   $   29,752        $--               $--                $  448,336       $  967,979      $    18,063
                            ----------        -------              ----            ----------       ----------      -----------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --                 --                  --                112,032         --
                            ----------        -------              ----            ----------       ----------      -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (370,658)            (1)               (1)               94,485          172,404       (1,134,648)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,069,291         (3,585)              440             2,331,780          478,849       14,224,865
                            ----------        -------              ----            ----------       ----------      -----------
    Net gain (loss) on
     investments.........      698,633         (3,586)              439             2,426,265          651,253       13,090,217
                            ----------        -------              ----            ----------       ----------      -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $  728,385        $(3,586)             $439            $2,874,601       $1,731,264      $13,108,280
                            ==========        =======              ====            ==========       ==========      ===========

                           HARTFORD DIVIDEND
                              AND GROWTH
                               HLS FUND
                              SUB-ACCOUNT
                           -----------------
INVESTMENT INCOME:
  Dividends..............     $   24,922
                              ----------
CAPITAL GAINS INCOME
 (LOSS)..................        155,901
                              ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (27,188)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,396,746
                              ----------
    Net gain (loss) on
     investments.........      2,369,558
                              ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $2,550,381
                              ==========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL
                              ADVISERS          LEADERS        TECHNOLOGY
                              HLS FUND         HLS FUND         HLS FUND
                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends..............      $--              $   461          $--
                               -------          -------          -------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --               --
                               -------          -------          -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        5,730           19,633            6,394
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       25,121           26,555           44,846
                               -------          -------          -------
    Net gain (loss) on
     investments.........       30,851           46,188           51,240
                               -------          -------          -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $30,851          $46,649          $51,240
                               =======          =======          =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                                                                   HARTFORD         HARTFORD
                           HARTFORD GROWTH  HARTFORD GROWTH                     INTERNATIONAL     INTERNATIONAL
                             AND INCOME      OPPORTUNITIES    HARTFORD INDEX    SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP
                              HLS FUND          HLS FUND         HLS FUND          HLS FUND         HLS FUND        HLS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  ----------------  --------------  ------------------  -------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $  6,897          $--             $   37,181        $--              $    15,199     $    9,995
                              --------           ------         ----------          ------         -----------     ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --                  76,195         --                  --             --
                              --------           ------         ----------          ------         -----------     ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (506)              (7)           (63,281)        --               (2,266,836)       (33,513)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      150,078            3,082          3,018,905           2,368           3,795,697      2,194,986
                              --------           ------         ----------          ------         -----------     ----------
    Net gain (loss) on
     investments.........      149,572            3,075          2,955,624           2,368           1,528,861      2,161,473
                              --------           ------         ----------          ------         -----------     ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $156,469           $3,075         $3,069,000          $2,368         $ 1,544,060     $2,171,468
                              ========           ======         ==========          ======         ===========     ==========


                           HARTFORD MIDCAP
                            VALUE HLS FUND
                           SUB-ACCOUNT (B)
                           ----------------
INVESTMENT INCOME:
  Dividends..............      $--
                               -------
CAPITAL GAINS INCOME
 (LOSS)..................      --
                               -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (3,016)
                               -------
    Net gain (loss) on
     investments.........       (3,016)
                               -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $(3,016)
                               =======

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                                            HARTFORD MORTGAGE  HARTFORD SMALL
                           HARTFORD MONEY      SECURITIES         COMPANY
                           MARKET HLS FUND      HLS FUND          HLS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -----------------  --------------
INVESTMENT INCOME:
  Dividends..............     $213,368          $ 210,429        $  --
                              --------          ---------        ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --                  32,590           --
                              --------          ---------        ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                 (14,646)           21,790
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --                (133,434)        2,280,037
                              --------          ---------        ----------
    Net gain (loss) on
     investments.........      --                (148,080)        2,301,827
                              --------          ---------        ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $213,368          $  94,939        $2,301,827
                              ========          =========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                                             HARTFORD VALUE         MFS NEW                           PUTNAM VT      PUTNAM VT
                           HARTFORD STOCK    OPPORTUNITIES         DISCOVERY       MFS TOTAL RETURN  DIVERSIFIED   GLOBAL ASSET
                              HLS FUND          HLS FUND             SERIES             SERIES       INCOME FUND  ALLOCATION FUND
                            SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT (B)    SUB-ACCOUNT (B)   SUB-ACCOUNT    SUB-ACCOUNT
                           --------------  ------------------  ------------------  ----------------  -----------  ---------------
INVESTMENT INCOME:
  Dividends..............   $    35,970        $--                  $--                $--            $411,570      $  257,967
                            -----------          -----              -------            -------        --------      ----------
CAPITAL GAINS INCOME
 (LOSS)..................       --             --                   --                 --               --             --
                            -----------          -----              -------            -------        --------      ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (2,081,495)            (1)             --                       2         133,059        (722,268)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     6,148,870           (667)              (1,742)            (1,170)         (6,723)      1,181,686
                            -----------          -----              -------            -------        --------      ----------
    Net gain (loss) on
     investments.........     4,067,375           (668)              (1,742)            (1,168)        126,336         459,418
                            -----------          -----              -------            -------        --------      ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ 4,103,345          $(668)             $(1,742)           $(1,168)       $537,906      $  717,385
                            ===========          =====              =======            =======        ========      ==========

                             PUTNAM VT
                           GLOBAL EQUITY
                               FUND
                            SUB-ACCOUNT
                           -------------
INVESTMENT INCOME:
  Dividends..............   $   172,415
                            -----------
CAPITAL GAINS INCOME
 (LOSS)..................       --
                            -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (1,043,926)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     2,830,259
                            -----------
    Net gain (loss) on
     investments.........     1,786,333
                            -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ 1,958,748
                            ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                            PUTNAM VT
                           GROWTH AND   PUTNAM VT HEALTH  PUTNAM VT HIGH
                           INCOME FUND   SCIENCES FUND      YIELD FUND
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ----------------  --------------
INVESTMENT INCOME:
  Dividends..............  $   763,263      $  8,740        $  935,279
                           -----------      --------        ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --            --                --
                           -----------      --------        ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........   (1,943,897)      (53,007)           74,486
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    5,361,978       145,589           492,792
                           -----------      --------        ----------
    Net gain (loss) on
     investments.........    3,418,081        92,582           567,278
                           -----------      --------        ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 4,181,344      $101,322        $1,502,557
                           ===========      ========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                                          PUTNAM VT                            PUTNAM VT
                                        INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                   PUTNAM VT
                            PUTNAM VT    GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     MONEY MARKET
                           INCOME FUND   INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND      FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  -------------  ------------------  -----------------  --------------  ------------
INVESTMENT INCOME:
  Dividends..............   $379,447       $ 12,886         $ 87,095           $   3,540        $   9,030       $12,094
                            --------       --------         --------           ---------        ---------       -------
CAPITAL GAINS INCOME
 (LOSS)..................     --            --              --                  --                --             --
                            --------       --------         --------           ---------        ---------       -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      6,405          5,490            9,221            (167,121)        (162,895)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (59,761)        87,669          875,470             260,213          304,664        --
                            --------       --------         --------           ---------        ---------       -------
    Net gain (loss) on
     investments.........    (53,356)        93,159          884,691              93,092          141,769        --
                            --------       --------         --------           ---------        ---------       -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $326,091       $106,045         $971,786           $  96,632        $ 150,799       $12,094
                            ========       ========         ========           =========        =========       =======

(a) Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                                                              PUTNAM VT OTC &
                             PUTNAM VT NEW     PUTNAM VT NEW     EMERGING
                           OPPORTUNITIES FUND   VALUE FUND      GROWTH FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $  --              $  33,461       $--
                              -----------        ---------       --------
CAPITAL GAINS INCOME
 (LOSS)..................        --                --             --
                              -----------        ---------       --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (4,488,978)        (114,905)       (56,381)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       7,681,345          382,937        282,519
                              -----------        ---------       --------
    Net gain (loss) on
     investments.........       3,192,367          268,032        226,138
                              -----------        ---------       --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $ 3,192,367        $ 301,493       $226,138
                              ===========        =========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                                                                                            PUTNAM VT
                           PUTNAM VT THE      PUTNAM VT                                      CAPITAL
                           GEORGE PUTNAM   UTILITIES GROWTH   PUTNAM VT    PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY
                           FUND OF BOSTON  AND INCOME FUND   VISTA FUND   VOYAGER FUND         FUND           INCOME FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT (B)
                           --------------  ----------------  -----------  ------------  ------------------  ----------------
INVESTMENT INCOME:
  Dividends..............     $ 34,360        $ 104,962       $  --       $   258,188       $--                 $--
                              --------        ---------       ---------   -----------         -----             -------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --               --           --            --                  --
                              --------        ---------       ---------   -----------         -----             -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       20,302         (285,999)       (225,579)   (4,460,485)            2                   1
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       62,067          514,742         391,847     9,682,919          (360)             (4,599)
                              --------        ---------       ---------   -----------         -----             -------
    Net gain (loss) on
     investments.........       82,369          228,743         166,268     5,222,434          (358)             (4,598)
                              --------        ---------       ---------   -----------         -----             -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $116,729        $ 333,705       $ 166,268   $ 5,480,622         $(358)            $(4,598)
                              ========        =========       =========   ===========         =====             =======

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED
SEPTEMBER 30, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)   SUB-ACCOUNT (B)
                           ----------------  ----------------  ----------------
OPERATIONS:
  Net investment
   income................      $--               $--               $--
  Capital gains income...       --               --                 --
  Net realized gain
   (loss) on security
   transactions..........             1                1                  9
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (2,541)             136              2,747
                               --------           ------           --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        (2,540)             137              2,756
                               --------           ------           --------
UNIT TRANSACTIONS:
  Purchases..............         1,585              454             25,093
  Net transfers..........       126,404            7,733            954,812
  Surrenders for benefit
   payments and fees.....       --                     2                (22)
  Net loan activity......         1,894          --                  (6,725)
  Cost of insurance......          (627)            (145)            (8,912)
                               --------           ------           --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       129,256            8,044            964,246
                               --------           ------           --------
  Net increase (decrease)
   in net assets.........       126,716            8,181            967,002
NET ASSETS:
  Beginning of year......       --               --                 --
                               --------           ------           --------
  End of year............      $126,716           $8,181           $967,002
                               ========           ======           ========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                            AMERICAN FUNDS
                              BLUE CHIP                        AMERICAN FUNDS                  AMERICAN FUNDS   AMERICAN FUNDS
                              INCOME AND      AMERICAN FUNDS   GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME    INTERNATIONAL
                             GROWTH FUND        BOND FUND           FUND        GROWTH FUND         FUND             FUND
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  ----------------  --------------  --------------  --------------  ----------------
OPERATIONS:
  Net investment
   income................      $--               $--             $    8,570      $  --          $    16,239        $--
  Capital gains income...       --                --                --              --              --              --
  Net realized gain
   (loss) on security
   transactions..........       --                --                 12,891          21,565          (3,525)              6
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          (141)           13,106           374,674       1,167,499       1,269,760          37,449
                               --------          --------        ----------      ----------     -----------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          (141)           13,106           396,135       1,189,064       1,282,474          37,455
                               --------          --------        ----------      ----------     -----------        --------
UNIT TRANSACTIONS:
  Purchases..............        11,184            23,993           125,524         609,367         639,803          15,303
  Net transfers..........       294,449           451,988         1,190,274       3,069,315       3,614,303         828,108
  Surrenders for benefit
   payments and fees.....       --                     43           (16,716)       (320,064)        (78,680)            (21)
  Net loan activity......       --                --                 (1,142)        (16,977)       (187,588)        --
  Cost of insurance......        (3,263)           (1,904)         (100,581)       (370,778)       (482,669)         (8,411)
                               --------          --------        ----------      ----------     -----------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       302,370           474,120         1,197,359       2,970,863       3,505,169         834,979
                               --------          --------        ----------      ----------     -----------        --------
  Net increase (decrease)
   in net assets.........       302,229           487,226         1,593,494       4,159,927       4,787,643         872,434
NET ASSETS:
  Beginning of year......       --                --              1,622,774       4,892,336       6,353,116         --
                               --------          --------        ----------      ----------     -----------        --------
  End of year............      $302,229          $487,226        $3,216,268      $9,052,263     $11,140,759        $872,434
                               ========          ========        ==========      ==========     ===========        ========


                            AMERICAN FUNDS
                            NEW WORLD FUND
                           SUB-ACCOUNT (B)
                           ----------------
OPERATIONS:
  Net investment
   income................      $--
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........            (1)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         3,772
                               --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         3,771
                               --------
UNIT TRANSACTIONS:
  Purchases..............         2,927
  Net transfers..........       122,307
  Surrenders for benefit
   payments and fees.....             1
  Net loan activity......       --
  Cost of insurance......          (556)
                               --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       124,679
                               --------
  Net increase (decrease)
   in net assets.........       128,450
NET ASSETS:
  Beginning of year......       --
                               --------
  End of year............      $128,450
                               ========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP ASSET  FIDELITY VIP
                           CAPITALIZATION       MANAGER        EQUITY-INCOME
                                FUND           PORTFOLIO           FUND
                            SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT
                           --------------  ------------------  -------------
OPERATIONS:
  Net investment
   income................    $    8,708        $  102,177       $   263,727
  Capital gains income...       --               --                 --
  Net realized gain
   (loss) on security
   transactions..........        54,206            89,622            17,684
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       357,145           172,583         1,588,453
                             ----------        ----------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       420,059           364,382         1,869,864
                             ----------        ----------       -----------
UNIT TRANSACTIONS:
  Purchases..............        61,932           267,862         1,383,363
  Net transfers..........     1,197,730          (260,883)          683,791
  Surrenders for benefit
   payments and fees.....       (44,438)         (107,359)         (718,214)
  Net loan activity......        (7,771)          (44,723)         (278,941)
  Cost of insurance......       (52,660)         (179,326)         (830,727)
                             ----------        ----------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,154,793          (324,429)          239,272
                             ----------        ----------       -----------
  Net increase (decrease)
   in net assets.........     1,574,852            39,953         2,109,136
NET ASSETS:
  Beginning of year......       665,056         2,650,704        13,538,480
                             ----------        ----------       -----------
  End of year............    $2,239,908        $2,690,657       $15,647,616
                             ==========        ==========       ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                           FIDELITY VIP    FRANKLIN SMALL     FRANKLIN MUTUAL                                     HARTFORD CAPITAL
                             OVERSEAS        CAP VALUE       SHARES SECURITIES  HARTFORD ADVISERS  HARTFORD BOND    APPRECIATION
                            PORTFOLIO     SECURITIES FUND          FUND             HLS FUND         HLS FUND         HLS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT (B)      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  ------------------  -----------------  -----------------  -------------  ----------------
OPERATIONS:
  Net investment
   income................   $   29,752        $--                $--               $   448,336      $   967,979     $    18,063
  Capital gains income...      --             --                  --                  --                112,032        --
  Net realized gain
   (loss) on security
   transactions..........     (370,658)             (1)                (1)              94,485          172,404      (1,134,648)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,069,291          (3,585)               440            2,331,780          478,849      14,224,865
                            ----------        --------           --------          -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      728,385          (3,586)               439            2,874,601        1,731,264      13,108,280
                            ----------        --------           --------          -----------      -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............      371,457             753              2,469            2,641,054        1,743,386       5,435,153
  Net transfers..........     (726,310)        167,052            147,265              578,185        4,246,294      (2,775,451)
  Surrenders for benefit
   payments and fees.....     (114,466)              1                  9           (1,844,716)      (2,078,541)     (3,004,967)
  Net loan activity......     (101,304)          1,894            --                  (323,191)        (247,465)       (928,460)
  Cost of insurance......     (206,785)           (657)              (861)          (2,012,587)      (1,206,016)     (3,520,720)
                            ----------        --------           --------          -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (777,408)        169,043            148,882             (961,255)       2,457,658      (4,794,445)
                            ----------        --------           --------          -----------      -----------     -----------
  Net increase (decrease)
   in net assets.........      (49,023)        165,457            149,321            1,913,346        4,188,922       8,313,835
NET ASSETS:
  Beginning of year......    3,257,875        --                  --                31,338,002       23,344,213      68,525,233
                            ----------        --------           --------          -----------      -----------     -----------
  End of year............   $3,208,852        $165,457           $149,321          $33,251,348      $27,533,135     $76,839,068
                            ==========        ========           ========          ===========      ===========     ===========

                           HARTFORD DIVIDEND
                              AND GROWTH
                               HLS FUND
                              SUB-ACCOUNT
                           -----------------
OPERATIONS:
  Net investment
   income................     $    24,922
  Capital gains income...         155,901
  Net realized gain
   (loss) on security
   transactions..........         (27,188)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       2,396,746
                              -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       2,550,381
                              -----------
UNIT TRANSACTIONS:
  Purchases..............       2,027,108
  Net transfers..........        (285,860)
  Surrenders for benefit
   payments and fees.....      (1,167,953)
  Net loan activity......        (164,233)
  Cost of insurance......      (1,284,488)
                              -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (875,426)
                              -----------
  Net increase (decrease)
   in net assets.........       1,674,955
NET ASSETS:
  Beginning of year......      23,726,562
                              -----------
  End of year............     $25,401,517
                              ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                           HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL
                              ADVISERS          LEADERS        TECHNOLOGY
                              HLS FUND         HLS FUND         HLS FUND
                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  ---------------  ---------------
OPERATIONS:
  Net investment
   income................     $ --             $     461        $--
  Capital gains income...       --               --              --
  Net realized gain
   (loss) on security
   transactions..........         5,730           19,633           6,394
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        25,121           26,555          44,846
                              ---------        ---------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        30,851           46,649          51,240
                              ---------        ---------        --------
UNIT TRANSACTIONS:
  Purchases..............        45,097           23,932          58,855
  Net transfers..........      (110,776)        (189,788)         75,846
  Surrenders for benefit
   payments and fees.....       (11,034)             127          (1,911)
  Net loan activity......        (8,751)          (3,168)        --
  Cost of insurance......       (20,311)         (19,803)         (9,227)
                              ---------        ---------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (105,775)        (188,700)        123,563
                              ---------        ---------        --------
  Net increase (decrease)
   in net assets.........       (74,924)        (142,051)        174,803
NET ASSETS:
  Beginning of year......       248,323          313,168          70,955
                              ---------        ---------        --------
  End of year............     $ 173,399        $ 171,117        $245,758
                              =========        =========        ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                                                                                   HARTFORD         HARTFORD
                           HARTFORD GROWTH  HARTFORD GROWTH                     INTERNATIONAL     INTERNATIONAL
                             AND INCOME      OPPORTUNITIES    HARTFORD INDEX    SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP
                              HLS FUND          HLS FUND         HLS FUND          HLS FUND         HLS FUND        HLS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  ----------------  --------------  ------------------  -------------  ---------------
OPERATIONS:
  Net investment
   income................    $    6,897         $--            $    37,181         $--             $    15,199     $     9,995
  Capital gains income...       --               --                 76,195         --                  --             --
  Net realized gain
   (loss) on security
   transactions..........          (506)              (7)          (63,281)        --               (2,266,836)        (33,513)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       150,078            3,082         3,018,905           2,368           3,795,697       2,194,986
                             ----------         --------       -----------         -------         -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       156,469            3,075         3,069,000           2,368           1,544,060       2,171,468
                             ----------         --------       -----------         -------         -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       159,566            2,616         2,475,767           1,137           1,191,076       1,112,818
  Net transfers..........       203,913          141,722        (1,025,732)         50,773          (2,565,655)      1,804,998
  Surrenders for benefit
   payments and fees.....       (18,528)               1        (1,524,419)              1            (571,758)       (850,944)
  Net loan activity......       (12,719)         --               (356,530)         (1,586)           (114,932)       (105,027)
  Cost of insurance......       (99,223)          (1,945)       (1,237,699)           (105)           (576,418)       (619,977)
                             ----------         --------       -----------         -------         -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       233,009          142,394        (1,668,613)         50,220          (2,637,687)      1,341,868
                             ----------         --------       -----------         -------         -----------     -----------
  Net increase (decrease)
   in net assets.........       389,478          145,469         1,400,387          52,588          (1,093,627)      3,513,336
NET ASSETS:
  Beginning of year......     1,087,230          --             23,670,365         --               12,442,897      10,751,497
                             ----------         --------       -----------         -------         -----------     -----------
  End of year............    $1,476,708         $145,469       $25,070,752         $52,588         $11,349,270     $14,264,833
                             ==========         ========       ===========         =======         ===========     ===========


                           HARTFORD MIDCAP
                            VALUE HLS FUND
                           SUB-ACCOUNT (B)
                           ----------------
OPERATIONS:
  Net investment
   income................      $--
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (3,016)
                               --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        (3,016)
                               --------
UNIT TRANSACTIONS:
  Purchases..............         1,650
  Net transfers..........       142,338
  Surrenders for benefit
   payments and fees.....            (1)
  Net loan activity......       --
  Cost of insurance......          (318)
                               --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       143,669
                               --------
  Net increase (decrease)
   in net assets.........       140,653
NET ASSETS:
  Beginning of year......       --
                               --------
  End of year............      $140,653
                               ========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                                            HARTFORD MORTGAGE  HARTFORD SMALL
                           HARTFORD MONEY      SECURITIES         COMPANY
                           MARKET HLS FUND      HLS FUND          HLS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -----------------  --------------
OPERATIONS:
  Net investment
   income................    $   213,368       $  210,429        $  --
  Capital gains income...       --                 32,590           --
  Net realized gain
   (loss) on security
   transactions..........       --                (14,646)           21,790
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --               (133,434)        2,280,037
                             -----------       ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        213,368           94,939         2,301,827
                             -----------       ----------        ----------
UNIT TRANSACTIONS:
  Purchases..............     14,108,378          304,964           694,451
  Net transfers..........      2,800,821         (105,022)        1,152,063
  Surrenders for benefit
   payments and fees.....     (9,360,463)        (370,918)         (238,242)
  Net loan activity......       (719,457)         (95,491)         (100,991)
  Cost of insurance......     (2,138,875)        (311,090)         (360,338)
                             -----------       ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      4,690,404         (577,557)        1,146,943
                             -----------       ----------        ----------
  Net increase (decrease)
   in net assets.........      4,903,772         (482,618)        3,448,770
NET ASSETS:
  Beginning of year......     35,221,660        6,599,163         6,077,129
                             -----------       ----------        ----------
  End of year............    $40,125,432       $6,116,545        $9,525,899
                             ===========       ==========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                                             HARTFORD VALUE         MFS NEW                            PUTNAM VT
                           HARTFORD STOCK    OPPORTUNITIES         DISCOVERY       MFS TOTAL RETURN   DIVERSIFIED
                              HLS FUND          HLS FUND             SERIES             SERIES        INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT (B)    SUB-ACCOUNT (B)    SUB-ACCOUNT
                           --------------  ------------------  ------------------  ----------------  --------------
OPERATIONS:
  Net investment
   income................   $    35,970         $--                 $--                $--            $   411,570
  Capital gains income...       --              --                  --                  --                --
  Net realized gain
   (loss) on security
   transactions..........    (2,081,495)             (1)            --                        2           133,059
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     6,148,870            (667)              (1,742)            (1,170)           (6,723)
                            -----------         -------             --------           --------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     4,103,345            (668)              (1,742)            (1,168)          537,906
                            -----------         -------             --------           --------       -----------
UNIT TRANSACTIONS:
  Purchases..............     3,572,045             528                  562              1,720           381,539
  Net transfers..........    (2,484,522)         52,195              104,539            335,970        (3,060,245)
  Surrenders for benefit
   payments and fees.....    (2,070,041)             (1)                (373)                17          (201,617)
  Net loan activity......      (353,723)        --                  --                  --                (82,056)
  Cost of insurance......    (2,116,962)           (536)                (244)            (1,211)         (196,765)
                            -----------         -------             --------           --------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (3,453,203)         52,186              104,484            336,496        (3,159,144)
                            -----------         -------             --------           --------       -----------
  Net increase (decrease)
   in net assets.........       650,142          51,518              102,742            335,328        (2,621,238)
NET ASSETS:
  Beginning of year......    35,418,523         --                  --                  --              4,116,263
                            -----------         -------             --------           --------       -----------
  End of year............   $36,068,665         $51,518             $102,742           $335,328       $ 1,495,025
                            ===========         =======             ========           ========       ===========

                              PUTNAM VT       PUTNAM VT
                            GLOBAL ASSET    GLOBAL EQUITY
                           ALLOCATION FUND      FUND
                             SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  -------------
OPERATIONS:
  Net investment
   income................    $   257,967     $   172,415
  Capital gains income...       --               --
  Net realized gain
   (loss) on security
   transactions..........       (722,268)     (1,043,926)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,181,686       2,830,259
                             -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        717,385       1,958,748
                             -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............        361,712       1,297,611
  Net transfers..........     (1,455,234)     (1,121,389)
  Surrenders for benefit
   payments and fees.....       (209,015)     (1,016,314)
  Net loan activity......       (255,356)       (340,361)
  Cost of insurance......       (272,134)       (718,896)
                             -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (1,830,027)     (1,899,349)
                             -----------     -----------
  Net increase (decrease)
   in net assets.........     (1,112,642)         59,399
NET ASSETS:
  Beginning of year......      6,103,335      13,577,762
                             -----------     -----------
  End of year............    $ 4,990,693     $13,637,161
                             ===========     ===========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                            PUTNAM VT
                           GROWTH AND   PUTNAM VT HEALTH  PUTNAM VT HIGH
                           INCOME FUND   SCIENCES FUND      YIELD FUND
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ----------------  --------------
OPERATIONS:
  Net investment
   income................  $   763,263     $    8,740       $  935,279
  Capital gains income...      --            --                --
  Net realized gain
   (loss) on security
   transactions..........   (1,943,897)       (53,007)          74,486
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    5,361,978        145,589          492,792
                           -----------     ----------       ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    4,181,344        101,322        1,502,557
                           -----------     ----------       ----------
UNIT TRANSACTIONS:
  Purchases..............    3,079,592        184,079          763,889
  Net transfers..........   (5,651,560)      (293,330)         276,190
  Surrenders for benefit
   payments and fees.....   (1,132,621)       (41,780)        (525,223)
  Net loan activity......   (1,002,377)       (17,241)        (185,524)
  Cost of insurance......   (1,942,752)       (87,441)        (463,781)
                           -----------     ----------       ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (6,649,718)      (255,713)        (134,449)
                           -----------     ----------       ----------
  Net increase (decrease)
   in net assets.........   (2,468,374)      (154,391)       1,368,108
NET ASSETS:
  Beginning of year......   35,214,733      1,130,175        7,276,931
                           -----------     ----------       ----------
  End of year............  $32,746,359     $  975,784       $8,645,039
                           ===========     ==========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                                          PUTNAM VT                            PUTNAM VT
                                        INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                   PUTNAM VT
                            PUTNAM VT    GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     MONEY MARKET
                           INCOME FUND   INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND      FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  -------------  ------------------  -----------------  --------------  ------------
OPERATIONS:
  Net investment
   income................  $  379,447     $  12,886        $   87,095          $   3,540        $    9,030     $   12,094
  Capital gains income...      --           --               --                 --                 --             --
  Net realized gain
   (loss) on security
   transactions..........       6,405         5,490             9,221           (167,121)         (162,895)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (59,761)       87,669           875,470            260,213           304,664        --
                           ----------     ---------        ----------          ---------        ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     326,091       106,045           971,786             96,632           150,799         12,094
                           ----------     ---------        ----------          ---------        ----------     ----------
UNIT TRANSACTIONS:
  Purchases..............     556,874        74,719           909,779             87,669           196,435        170,156
  Net transfers..........     (57,493)     (423,364)          531,492            (60,497)         (871,645)      (693,164)
  Surrenders for benefit
   payments and fees.....    (480,060)      (10,233)         (293,275)           (95,811)          (61,059)      (166,520)
  Net loan activity......     (50,424)        1,090           (68,180)            (3,901)          (17,825)       126,384
  Cost of insurance......    (394,293)      (38,496)         (366,104)           (35,370)          (84,441)      (136,355)
                           ----------     ---------        ----------          ---------        ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (425,396)     (396,284)          713,712           (107,910)         (838,535)      (699,499)
                           ----------     ---------        ----------          ---------        ----------     ----------
  Net increase (decrease)
   in net assets.........     (99,305)     (290,239)        1,685,498            (11,278)         (687,736)      (687,405)
NET ASSETS:
  Beginning of year......   8,106,227       759,727         7,452,160            644,391         1,547,415      2,149,792
                           ----------     ---------        ----------          ---------        ----------     ----------
  End of year............  $8,006,922     $ 469,488        $9,137,658          $ 633,113        $  859,679     $1,462,387
                           ==========     =========        ==========          =========        ==========     ==========

(a) Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED -- (CONTINUED)
SEPTEMBER 30, 2003

                                                              PUTNAM VT OTC &
                             PUTNAM VT NEW     PUTNAM VT NEW     EMERGING
                           OPPORTUNITIES FUND   VALUE FUND      GROWTH FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
OPERATIONS:
  Net investment
   income................     $  --             $    33,461      $ --
  Capital gains income...        --                 --             --
  Net realized gain
   (loss) on security
   transactions..........      (4,488,978)         (114,905)       (56,381)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       7,681,345           382,937        282,519
                              -----------       -----------      ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       3,192,367           301,493        226,138
                              -----------       -----------      ---------
UNIT TRANSACTIONS:
  Purchases..............       2,178,096           187,394        157,957
  Net transfers..........      (2,501,164)       (1,083,532)      (148,337)
  Surrenders for benefit
   payments and fees.....        (807,273)          (87,244)       (34,976)
  Net loan activity......        (351,206)            5,685        (30,087)
  Cost of insurance......        (992,718)         (129,175)       (71,697)
                              -----------       -----------      ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (2,474,265)       (1,106,872)      (127,140)
                              -----------       -----------      ---------
  Net increase (decrease)
   in net assets.........         718,102          (805,379)        98,998
NET ASSETS:
  Beginning of year......      16,122,596         2,401,682        696,538
                              -----------       -----------      ---------
  End of year............     $16,840,698       $ 1,596,303      $ 795,536
                              ===========       ===========      =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                                                            PUTNAM VT
                           PUTNAM VT THE      PUTNAM VT                                      CAPITAL
                           GEORGE PUTNAM   UTILITIES GROWTH   PUTNAM VT    PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY
                           FUND OF BOSTON  AND INCOME FUND   VISTA FUND   VOYAGER FUND         FUND           INCOME FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT (B)
                           --------------  ----------------  -----------  ------------  ------------------  ----------------
OPERATIONS:
  Net investment
   income................    $   34,360       $  104,962      $  --       $   258,188        $--                $--
  Capital gains income...       --              --               --           --             --                  --
  Net realized gain
   (loss) on security
   transactions..........        20,302         (285,999)      (225,579)   (4,460,485)             2                   1
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        62,067          514,742        391,847     9,682,919           (360)             (4,599)
                             ----------       ----------      ---------   -----------        -------            --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       116,729          333,705        166,268     5,480,622           (358)             (4,598)
                             ----------       ----------      ---------   -----------        -------            --------
UNIT TRANSACTIONS:
  Purchases..............       141,221          206,690        145,085     3,707,156            196                 830
  Net transfers..........       (41,200)        (558,611)      (463,748)   (2,758,041)        15,655             292,783
  Surrenders for benefit
   payments and fees.....       (58,166)         (96,655)       (44,577)   (1,805,858)            (1)            --
  Net loan activity......        (8,876)         (73,492)       (10,954)     (894,287)       --                  --
  Cost of insurance......      (109,425)        (122,882)       (64,986)   (2,085,823)          (259)               (815)
                             ----------       ----------      ---------   -----------        -------            --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (76,446)        (644,950)      (439,180)   (3,836,853)        15,591             292,798
                             ----------       ----------      ---------   -----------        -------            --------
  Net increase (decrease)
   in net assets.........        40,283         (311,245)      (272,912)    1,643,769         15,233             288,200
NET ASSETS:
  Beginning of year......     1,076,116        2,392,723        825,545    38,002,329        --                  --
                             ----------       ----------      ---------   -----------        -------            --------
  End of year............    $1,116,399       $2,081,478      $ 552,633   $39,646,098        $15,233            $288,200
                             ==========       ==========      =========   ===========        =======            ========

(b)  From inception, June 23, 2003 to September 30, 2003.

_____________________________________ SA-37 ____________________________________

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF INCOME -- UNAUDITED
                                 (IN MILLIONS)
              ---------------------------------------------------

                                                               THIRD QUARTER                      NINE MONTHS
                                                                   ENDED                             ENDED
                                                               SEPTEMBER 30,                     SEPTEMBER 30,
                                                      -------------------------------   -------------------------------
                                                           2003             2002             2003             2002
                                                      -----------------------------------------------------------------
 REVENUES
   Fee income                                             $  556            $509            $1,572           $1,576
   Earned premiums and other                                 448             139               763              443
   Net investment income                                     453             396             1,336            1,156
   Net realized capital gains (losses)                        (8)            (92)              (18)            (230)
                                                      -----------------------------------------------------------------
                                     TOTAL REVENUES        1,449             952             3,653            2,945
                                                      -----------------------------------------------------------------
 BENEFITS, CLAIMS AND EXPENSES
   Benefits and claims                                       895             572             2,110            1,697
   Insurance expenses and other                              145             156               460              490
   Amortization of deferred policy acquisition
    costs and present value of future profits                173             138               461              415
   Dividends to policyholders                                 16               7                56               29
                                                      -----------------------------------------------------------------
                TOTAL BENEFITS, CLAIMS AND EXPENSES        1,229             873             3,087            2,631
                                                      -----------------------------------------------------------------
                   INCOME BEFORE INCOME TAX EXPENSE          220              79               566              314
   Income tax expense (benefit)                               53             (67)              110              (21)
                                                      -----------------------------------------------------------------
                                         NET INCOME       $  167            $146            $  456           $  335
                                                      -----------------------------------------------------------------

           See Notes to Condensed Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
               CONDENSED CONSOLIDATED BALANCE SHEETS -- UNAUDITED
                      (IN MILLIONS, EXCEPT FOR SHARE DATA)
              ---------------------------------------------------

                                                      SEPTEMBER 30,     DECEMBER 31,
                                                      --------------   --------------
                                                           2003             2002
                                                      -------------------------------
 ASSETS
   Investments
     Fixed maturities, available for sale, at fair
      value (amortized cost of $28,658 and $23,675)      $ 30,314         $ 24,786
     Equity securities, available for sale, at fair
      value (cost of $73 and $137)                             77              120
     Policy loans, at outstanding balance                   2,492            2,895
     Other investments                                        677              918
                                                      -------------------------------
                                  TOTAL INVESTMENTS        33,560           28,719
                                                      -------------------------------
   Cash                                                        86               79
     Premiums receivable and agents' balances                  20               15
     Reinsurance recoverables                               1,402            1,477
     Deferred policy acquisition costs and present
      value of future profits                               5,849            5,479
     Deferred income taxes                                   (471)            (243)
     Goodwill                                                 186              186
     Other assets                                             830            1,073
     Separate account assets                              120,246          105,316
                                                      -------------------------------
                                       TOTAL ASSETS      $161,708         $142,101
                                                      -------------------------------
 LIABILITIES
   Reserve for future policy benefits                    $  6,427         $  5,724
   Other policyholder funds                                25,282           23,037
   Other liabilities                                        3,180            2,207
   Separate account liabilities                           120,246          105,316
                                                      -------------------------------
                                  TOTAL LIABILITIES       155,135          136,284
                                                      -------------------------------
 STOCKHOLDER'S EQUITY
   Common Stock -- 1,000 shares authorized, issued
    and outstanding; par value $5,690                           6                6
   Capital surplus                                          2,240            2,041
   Accumulated other comprehensive income
     Net unrealized capital gains on securities,
      net of tax                                              775              574
     Foreign currency translation adjustments                  (1)              (1)
   Total accumulated other comprehensive income               774              573
   Retained earnings                                        3,553            3,197
                                                      -------------------------------
                         TOTAL STOCKHOLDER'S EQUITY         6,573            5,817
                                                      -------------------------------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY      $161,708         $142,101
                                                      -------------------------------

           See Notes to Condensed Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
    CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY --
                                   UNAUDITED
                                 (IN MILLIONS)
              ---------------------------------------------------

NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                              ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME
                                                      -----------------------------------------------------------------
                                                                                                          NET GAINS ON
                                                                                        NET UNREALIZED     CASH FLOW
                                                                                        CAPITAL GAINS       HEDGING
                                                          COMMON          CAPITAL       ON SECURITIES,    INSTRUMENTS,
                                                          STOCK           SURPLUS         NET OF TAX       NET OF TAX
                                                      -----------------------------------------------------------------
 Balance, December 31, 2002                               $6               $2,041            $463             $111
 COMPREHENSIVE INCOME
   Net income
   Other comprehensive income, net of tax (1)
     Unrealized gain on securities (2)                                                        268
     Net loss on cash flow hedging Instruments                                                                 (67)
     Cumulative translation adjustments
   Total other comprehensive income
                         TOTAL COMPREHENSIVE INCOME
   Capital contribution                                                       199
   Dividends declared
                                                      -----------------------------------------------------------------
                        BALANCE, SEPTEMBER 30, 2003       $6               $2,240            $731             $ 44
                                                      -----------------------------------------------------------------

                                                                    ACCUMULATED OTHER
                                                                   COMPREHENSIVE INCOME
                                                     ------------------------------------------------

                                                        FOREIGN
                                                        CURRENCY                           TOTAL
                                                      TRANSLATION        RETAINED      STOCKHOLDER'S
                                                      ADJUSTMENTS        EARNINGS          EQUITY
                                                     ------------------------------------------------
 Balance, December 31, 2002                               $(1)            $3,197           $5,817
 COMPREHENSIVE INCOME
   Net income                                                                456              456
                                                                                           ------
   Other comprehensive income, net of tax (1)
     Unrealized gain on securities (2)                                                        268
     Net loss on cash flow hedging Instruments                                                (67)
     Cumulative translation adjustments                                                        --
                                                                                           ------
   Total other comprehensive income                                                           201
                                                                                           ------
                         TOTAL COMPREHENSIVE INCOME                                           657
                                                                                           ------
   Capital contribution                                                                       199
   Dividends declared                                                       (100)            (100)
                                                     ------------------------------------------------
                        BALANCE, SEPTEMBER 30, 2003       $(1)            $3,553           $6,573
                                                     ------------------------------------------------

NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                              ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME
                                                      -----------------------------------------------------------------
                                                                                                          NET GAINS ON
                                                                                        NET UNREALIZED     CASH FLOW
                                                                                        CAPITAL GAINS       HEDGING
                                                          COMMON          CAPITAL       ON SECURITIES,    INSTRUMENTS,
                                                          STOCK           SURPLUS         NET OF TAX       NET OF TAX
                                                      -----------------------------------------------------------------
 Balance, December 31, 2001                               $6               $1,806            $114             $ 63
 COMPREHENSIVE INCOME
   Net income
   Other comprehensive income, net of tax (1)
     Unrealized gain on securities (2)                                                        436
     Net gain on cash flow hedging Instruments                                                                  66
     Cumulative translation adjustments
   Total other comprehensive income
                         TOTAL COMPREHENSIVE INCOME
                                                      -----------------------------------------------------------------
                        BALANCE, SEPTEMBER 30, 2002       $6               $1,806            $550             $129
                                                      -----------------------------------------------------------------

                                                                    ACCUMULATED OTHER
                                                                   COMPREHENSIVE INCOME
                                                     ------------------------------------------------

                                                        FOREIGN
                                                        CURRENCY                           TOTAL
                                                      TRANSLATION        RETAINED      STOCKHOLDER'S
                                                      ADJUSTMENTS        EARNINGS          EQUITY
                                                     ------------------------------------------------
 Balance, December 31, 2001                               $(2)            $2,771           $4,758
 COMPREHENSIVE INCOME
   Net income                                                                335              335
                                                                                           ------
   Other comprehensive income, net of tax (1)
     Unrealized gain on securities (2)                                                        436
     Net gain on cash flow hedging Instruments                                                 66
     Cumulative translation adjustments                     2                                   2
                                                                                           ------
   Total other comprehensive income                                                           504
                                                                                           ------
                         TOTAL COMPREHENSIVE INCOME                                           839
                                                     ------------------------------------------------
                        BALANCE, SEPTEMBER 30, 2002       $--             $3,106           $5,597
                                                     ------------------------------------------------

(1) Unrealized gain on securities is reflected net of tax provision of $144 and $235 for the nine months ended September 30, 2003 and 2002, respectively. Net (loss) gain on cash flow hedging instruments is net of tax (benefit) provision of $(36) and $36 for the nine months ended September 30, 2003 and 2002. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax losses in the amount of $(3) and $(148) realized in net income for the nine months ended September 30, 2003 and 2002, respectively.

           See Notes to Condensed Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS -- UNAUDITED
                                 (IN MILLIONS)
              ---------------------------------------------------

                                                                NINE MONTHS
                                                                   ENDED
                                                               SEPTEMBER 30,
                                                      -------------------------------
                                                           2003             2002
                                                      -------------------------------
 OPERATING ACTIVITIES
   Net income                                            $   456          $   335
 ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES
   Net realized capital losses                                18              230
   Amortization of deferred policy acquisition
    costs and present value of future profits                461              415
   Additions to deferred policy acquisition costs
    and present value of future profits                     (954)            (705)
   Depreciation and amortization                              92                4
   Increase in premiums receivable and agents'
    balances                                                  (5)              (6)
   Increase (decrease) in other liabilities                  185             (124)
   Increase in receivables                                   (41)             (22)
   Decrease in accrued liabilities and payables              (42)             (30)
   (Decrease) increase in accrued tax                        (66)             134
   Increase in deferred income tax                            39               36
   Increase in future policy benefits                        703              393
   Increase in reinsurance recoverables                      (41)             (72)
   Other, net                                                 80                4
                                                      -------------------------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES          885              592
                                                      -------------------------------
 INVESTING ACTIVITIES
   Purchases of investments                               (9,455)          (9,257)
   Sales of investments                                    3,609            4,230
   Maturities and principal paydowns of fixed
    maturity investments                                   2,461            1,487
   Other                                                      48                1
                                                      -------------------------------
             NET CASH USED FOR INVESTING ACTIVITIES       (3,337)          (3,539)
                                                      -------------------------------
 FINANCING ACTIVITIES
   Capital Contributions                                     199               --
   Dividends Paid                                           (100)              --
   Net receipts from investment and universal
    life-type contracts                                    2,360            2,949
                                                      -------------------------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES        2,459            2,949
                                                      -------------------------------
   Net increase in cash                                        7                2
   Impact of foreign exchange                                 --                1
                                                      -------------------------------
   Cash -- beginning of period                                79               87
                                                      -------------------------------
                              CASH -- END OF PERIOD      $    86          $    90
                                                      -------------------------------
 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 NET CASH PAID DURING THE PERIOD FOR
 Income taxes                                            $    36          $     2

           See Notes to Condensed Consolidated Financial Statements.

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
 (UNAUDITED)

 1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

    These Condensed Consolidated Financial Statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company. In November 1998, Hartford Life Insurance Company transferred in the form of a dividend, Hartford Financial Services, LLC and its subsidiaries to HLA.

    Pursuant to an initial public offering (the "IPO") on May 22, 1997, Hartford Life sold to the public 26 million shares of Class A Common Stock at $28.25 per share and received proceeds, net of offering expenses, of $687. The 26 million shares sold in the IPO represented approximately 18.6% of the equity ownership in Hartford Life. On June 27, 2000, The Hartford acquired all of the outstanding common shares of Hartford Life not already owned by The Hartford (The Hartford Acquisition). As a result of The Hartford Acquisition, Hartford Life became a direct subsidiary of Hartford Fire Insurance Company. During the third quarter of 2002, Hartford Life became a direct subsidiary of Hartford Holdings, Inc., a direct wholly owned subsidiary of The Hartford.

    Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, and
    (d) corporate owned life insurance.

 2.  BASIS OF PRESENTATION AND ACCOUNTING POLICIES

   (a) BASIS OF PRESENTATION--The Condensed Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Less than majority-owned subsidiaries in which the Company has at least a 20% interest are reported on the equity basis. All intercompany transactions and balances between Hartford Life Insurance Company, its subsidiaries and affiliates have been eliminated.

      The accompanying condensed consolidated financial statements as of September 30, 2003, and for the third quarter and nine-month periods ended September 30, 2003 and 2002 are unaudited. These condensed consolidated financial statements reflect all adjustments (consisting only of normal accruals) which are, in the opinion of management, necessary for the fair presentation of the financial position, results of operations, and cash flows for the interim periods. These financial statements and condensed notes should be read in conjunction with the consolidated financial statements and notes thereto included in Hartford Life Insurance Company's 2002 Form 10-K Annual Report. The results of operations for the interim periods should not be considered indicative of results to be expected for the full year.

   (b) RECLASSIFICATIONS--Certain reclassifications have been made to prior year financial information to conform to the current period classifications.

   (c) USE OF ESTIMATES--The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      The most significant estimates include those used in determining reserves, deferred policy acquisition costs, valuation of investments and derivative instruments, income taxes and contingencies.

   (d) SIGNIFICANT ACCOUNTING POLICIES--For a description of accounting policies, see Note 2 of Notes to Consolidated Financial Statements included in Hartford Life Insurance Company's 2002 Form 10-K Annual Report.

   (e) ADOPTION OF NEW ACCOUNTING STANDARDS--In May 2003, the Financial Accounting Standards Board

       ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". SFAS No. 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS No. 150 requires liability classification for two broad classes of financial instruments: (a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless whether the instrument is settled on a net-cash or gross physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g., security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buy back shares are examples of financial instruments that should be reported as liabilities under this new guidance.

      SFAS No. 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

      SFAS No. 150 is effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

      In April 2003, the FASB issued SFAS No. 149, "Amendment of SFAS No. 133 on Derivative Instruments and Hedging Activities". The Statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133.

      SFAS No. 149 amends SFAS No. 133 for decisions made as part of the Derivatives Implementation Group (DIG) process that effectively required amendments to SFAS No. 133, in connection with other FASB projects dealing with financial instruments. SFAS No. 149 also clarifies under what circumstances a contract with an initial net investment and purchases and sales of when-issued securities that do not yet exist meet the characteristic of a derivative as discussed in SFAS No. 133. In addition, it clarifies when a derivative contains a financing component that warrants special reporting in the statement of cash flows.

      SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. The provisions of this statement should be applied prospectively, except as stated below.

      The provisions of this statement that relate to SFAS No. 133 DIG issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, the guidance in SFAS No. 149 related to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The adoption of SFAS
      No. 149 did not have a material impact on the Company's financial condition or results of operations.

      In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46") which requires an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 is effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs identified which required consolidation.

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
 (UNAUDITED)

      For VIEs entered into prior to February 1, 2003, FIN 46 was originally effective for interim periods beginning after June 15, 2003. In October 2003, the FASB deferred this effective date until interim or annual periods ending after December 15, 2003. Early adoption is permitted. The Company has elected to defer the adoption of FIN 46 for VIEs created before February 1, 2003 until the fourth quarter of 2003. The adoption of FIN 46 for these VIEs is not expected to have a material impact on the Company's financial condition or results of operations. FIN 46 further requires the disclosure of certain information related to VIEs in which the Company holds a significant variable interest. As of September 30, 2003, the Company did not own any such interests that required disclosure.

      In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45" or "the Interpretation"). FIN 45 requires certain guarantees to be recorded at fair value and also requires a guarantor to make new disclosures, even when the likelihood of making payments under the guarantee is remote. In general, the Interpretation applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying instrument or indices (e.g., security prices, interest rates, or currency rates) that are related to an asset, liability or an equity security of the guaranteed party. The recognition provisions of FIN 45 are effective on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. For further discussion, see Note 2(h), "Other Investment and Risk Management Activities-Specific Strategies", of Notes to Consolidated Financial Statements included in Hartford Life's 2002 Form 10-K Annual Report. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

      In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between SFAS No. 146 and Issue 94-3 is that SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. SFAS No. 146 is effective for exit or disposal activities after December 31, 2002. Adoption of SFAS No. 146 will result in a change in the timing of when a liability is recognized if the Company has restructuring activities after December 31, 2002. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

   (f) FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS--In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued a final Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (the "SOP"). The SOP addresses a wide variety of topics, some of which may have a significant impact on the Company. The major provisions of the SOP require:

        - Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB") and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

        - Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

        - Reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

        - Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

      The SOP is effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application of this SOP, the Company will have to make various determinations, such as qualification for separate account treatment, classification of securities in separate account arrangements not meeting the criteria of the SOP, significance of mortality and morbidity risk, adjustments to contract holder liabilities, and adjustments to estimated gross profits, all of which may have a significant effect on the Company's financial condition and results of operations.

      Based on management's preliminary review of the SOP and market conditions as of September 30, 2003, the requirement for recording a liability for variable annuity products with a guaranteed minimum death benefit feature will have an impact on the Company's results of operations. The determination of this liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The unrecorded GMDB liabilities, net of anticipated reinsurance recoverables of approximately $270, are estimated to be between $50 and $60 at September 30, 2003. Net of estimated DAC and income tax effects, the cumulative effect of establishing the required GMDB reserves as of September 30, 2003 would result in an estimated reduction of net income of between $25 and $35. The ultimate actual impact on the Company's financial statements will differ from management's current estimates and will depend in part on market conditions and other factors at the date of adoption.

      Through September 30, 2003, the Company has not recorded a liability for the risks associated with GMDB offered on the Company's variable annuity business, but has consistently recorded the related expenses in the period the benefits are paid to contractholders. Net of reinsurance, the Company paid $12 and $43 for the third quarter and nine months ended
      September 30, 2003, respectively, and $17 and $33 for the third quarter and nine months ended September 30, 2002, respectively, in GMDB benefits to contractholders. Downturns in the equity markets could increase these payments. At September 30, 2003, the Company held $68.8 billion of variable annuities in its separate accounts. The Company estimates its net amount at risk relating to these variable annuities (the amount by which current account values of its variable annuity contracts are not sufficient to meet its GMDB commitments) at $16.2 billion. However, at September 30, 2003, approximately 77% of the Company's net amount at risk was covered by reinsurance, resulting in a retained net amount at risk of $3.7 billion.

      In addition to the foregoing impact of the SOP, liabilities for certain of the Company's fixed annuity products (primarily the Company's compound rate contract ("CRC")), of approximately $11 billion, which are currently recorded at fair value as guaranteed separate account liabilities will be revalued at current account value in the general account. The related guaranteed separate account assets supporting CRC will also be reclassified to the general account as available for sale securities and will continue to be recorded at fair value with subsequent changes in fair value, net of amortization of deferred acquisition costs and income taxes, recorded in other comprehensive income. Upon adoption of the SOP, the Company will record a cumulative effect adjustment to earnings equal to the revaluation of the liabilities from fair value to book value plus adjustment to record unrealized gains (losses) on the invested assets, previously recorded as a component of net income, as other comprehensive income. The cumulative adjustment to earnings as well as the adjustment to other comprehensive income will be recorded net of amortization of deferred acquisition costs and income taxes. As of September 30, 2003, the Company is still in the process of evaluating the impact of these changes on its consolidated financial condition and results of operations. However, it is expected that the impact to stockholder's equity (accumulated other comprehensive income) will be positive and significant. Moreover, the interest rate environment at the date of the adoption of the SOP will have a significant impact on the cumulative effect change in earnings and other comprehensive income.

      The Company does not expect the impact of adopting the remaining provisions of the SOP to be significant.

      In April 2003, the FASB issued guidance in Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments", ("DIG B36") that addresses the instances in which bifurcation of an instrument into a debt host contract and an embedded credit derivative is required. The effective date

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
 (UNAUDITED)
      of DIG B36 is October 1, 2003. DIG B36 indicates that bifurcation is necessary in a modified coinsurance arrangement when the yield on the receivable and payable is based on a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The Company believes that the majority of its modified coinsurance and funds withheld agreements are not impacted by DIG B36 as they were entered into prior to the Company's "grandfather" date for embedded derivatives, without substantive modifications, or the "modco" payable or receivable is recorded in the separate account, and is already recorded at fair value with changes in fair value recorded in net income. The Company has determined that one of its modified coinsurance does contain an embedded derivative. The Company believes the embedded derivative is akin to a total return swap and is in the process of determining the fair value for the swap.

      DIG B36 is also applicable to corporate issued debt securities that incorporate credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor. The Company is currently evaluating the impact of DIG B36 on such corporate issued debt securities. The Company does not believe the adoption of DIG B36 will have a material effect on the Company's consolidated financial condition or results of operations.

   (g) STOCK-BASED COMPENSATION--In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure an Amendment to FASB No. 123", which provides three optional transition methods for entities that decide to voluntarily adopt the fair value recognition principles of SFAS No. 123, "Accounting for Stock Issued to Employees", and modifies the disclosure requirements of SFAS No. 123. In January 2003, The Hartford adopted the fair value recognition provisions of accounting for employee stock compensation and used the prospective transition method. Under the prospective method, stock-based compensation expense is recognized for awards granted or modified after the beginning of the fiscal year in which the change is made. The Hartford will expense all stock-based compensation awards granted after January 1, 2003. The allocated expense to the Company from The Hartford associated with these awards for the third quarter ending September 30, 2003, was immaterial.

      All stock-based compensation awards granted or modified prior to January 1, 2003, will continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock-Issued to Employees". Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the third quarter and nine months ended September 30, 2003 is less than that which would have been recognized if the fair value method had been applied to all awards granted since the effective date of SFAS No. 123. (For further discussion of the Company's stock compensation plans, see Note 11 of Notes to Consolidated Financial Statements included in The Hartford's 2002 Form 10-K Annual Report.)

 3.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets", and accordingly ceased all amortization of goodwill. The carrying amount of goodwill is $186 as of September 30, 2003 and December 31, 2002.

    The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                          AS OF
                                                   SEPTEMBER 30, 2003
                                                 -----------------------
                                                   GROSS    ACCUMULATED
                                                 CARRYING       NET
       AMORTIZED INTANGIBLE ASSETS                AMOUNT    AMORTIZATION
       ---------------------------               ---------  ------------
       Present value of future profits.........  $    501    $     104
                                                 ---------   ---------
       TOTAL...................................  $    501    $     104
                                                 =========   =========

    Net amortization expense for the third quarter and nine months ended September 30, 2003 was $10 and $27, respectively. Net amortization expense for the third quarter and nine months ended September 30, 2002 was $13 and $32, respectively.

    Estimated future net amortization expense for the succeeding five years is as follows:

       FOR THE YEAR ENDING DECEMBER 31,
       --------------------------------
       2003..............................................  $35
       2004..............................................  $35
       2005..............................................  $31
       2006..............................................  $28
       2007..............................................  $26

  4.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

   (a) SECURITIES LENDING--The Company participates in a securities lending program, to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via a lending agent. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of September 30, 2003, the fair value of the loaned securities was approximately $797 and was included in fixed maturities. The cash collateral received as of September 30, 2003 of approximately $805 was invested in short-term securities and was also included in fixed maturities, with a corresponding liability for the obligation to return the collateral recorded in other liabilities. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, that was immaterial for the third quarter and nine months ended September 30, 2003, which was included in net investment income.

   (b) DERIVATIVE INSTRUMENTS--The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options, for one of four Company-approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into income enhancement and replication transactions.

      All of the Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed with and/or approved by, as applicable, by the State of Connecticut and State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

      For a detailed discussion of the Company's use of derivative instruments, see Note 1(h) of Notes to Consolidated Financial Statements included in The Hartford Life Insurance Company's 2002 Form 10-K Annual Report.

      As of September 30, 2003 and December 31, 2002, the Company carried $152 and $179, respectively, of derivative assets in other investments and $126 and $78, respectively, of derivative liabilities in other liabilities. In addition, the Company recognized embedded derivative (assets) liabilities related to guaranteed minimum withdrawal benefits ("GMWB") on certain of its variable annuity contracts of $(39) and $48 at September 30, 2003 and December 31, 2002, respectively, in other policyholder funds. The Company has entered into offsetting reinsurance arrangements, which are recognized as derivatives. One of these reinsurance arrangements is with a related party. See Note 6 "Related Party Transactions" for information on this arrangement. The fair value of this derivative (liability) asset, at September 30, 2003 and December 31, 2002 was $(39) and $48, respectively, and was included in reinsurance recoverables. See "Product Derivatives and Risk Management" section below for a discussion concerning the Company's risk management strategies for the unreinsured GMWB business.

      CASH-FLOW HEDGES

      For the third quarter and nine months ended September 30, 2003, and 2002 the Company's gross gain and loss representing the total ineffectiveness of all cash-flow hedges was immaterial.

      Gains and losses on derivative contracts that are reclassified from accumulated other comprehensive income ("AOCI") to current period earnings are included in the line item in the statement of income in which the hedged item is recorded. As of September 30, 2003 and 2002, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months were $8 and $5, respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
 (UNAUDITED)
      occur over the next twelve months, at which time the Company will recognize the deferred net gains and losses as an adjustment tointerest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is twenty-four months. As of September 30, 2003 and December 31, 2002, the Company held derivative notional value related to strategies categorized as cash-flow hedges of $2.5 billion and $2.9 billion, respectively. For the third quarter and nine months ended September 30, 2003 and 2002, the net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges were immaterial.

      FAIR-VALUE HEDGES

      For the third quarter and nine months ended September 30, 2003 and 2002, the Company's gross gains and losses representing the total ineffectiveness of all fair-value hedges were immaterial, with the net impact reported as net realized capital gains and losses. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness. As of September 30, 2003 and December 31, 2002, the Company held $193 and $159, respectively, in derivative notional value related to strategies categorized as fair-value hedges.

      OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

      GENERAL

      The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or enhance income, and do not receive hedge accounting treatment. Swap agreements, interest rate cap and floor agreements and option contracts are used to reduce economic risk. Income enhancement and replication transactions include the use of written covered call options, which offset embedded equity call options, total return swaps and synthetic replication of cash market instruments. The change in the value of all derivatives held for other investment and risk management purposes is reported in current period earnings as net realized capital gains and losses. As of September 30, 2003 and December 31, 2002, the Company held $4.5 billion and $3.4 billion, respectively, in derivative notional value related to strategies categorized as Other Investment and Risk Management Activities, excluding Product Derivatives and Risk Management Activities.

      PRODUCT DERIVATIVES AND RISK MANAGEMENT

      The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed 7% of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. The policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. In valuing the embedded derivative, the Company attributes a portion of the fees collected from the policyholder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the policyholder for the GMWB over the Attributed Fees are recorded in fee income.

      For all contracts in effect through July 6, 2003, the Company entered into a third party reinsurance arrangement to offset its exposure to the GMWB for the lives of those contracts. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to this reinsured GMWB are recorded in net realized capital gains and losses. As of July 6, 2003, the Company exhausted all but a small portion of the reinsurance capacity under this current arrangement, as it relates to new business, and will be ceding only a very small number of new contracts subsequent to July 6, 2003. Substantially all new contracts with the GMWB are covered by a reinsurance arrangement with a related party. See Note 6 "Related Party Transactions" for information on this arrangement.

      For further discussion of the Company's other investment and risk management activities, see "Other Investments and Risk Management Activities" in Note 2(h) of Notes of Consolidated Financial Statements included in the Company's 2002 Form 10-K Annual Report.

 5.  COMMITMENTS AND CONTINGENCIES

   (a) LITIGATION--Hartford Life Insurance Company is or may become involved in various legal actions, in the normal course of its business, in which claims for alleged economic and punitive damages have been or may be asserted, some for substantial amounts. Some of the pending litigation has been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

      In the third quarter of 2003, Hartford Life Insurance Company and its affiliate International Corporate Marketing Group, LLC ("ICMG") settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance ("COLI") products. The dispute was the subject of litigation in the United States District Court for the Eastern District of Missouri, in which Bancorp obtained in 2002 a judgment exceeding $134 against the Company and ICMG after a jury trial on the trade secret and breach of contract claims, and the Company and ICMG obtained summary judgment on the patent infringement claim. Based on the advice of legal counsel following entry of the judgment, the Company recorded an $11 after-tax charge in 2002 to increase litigation reserves. Both components of the judgment were appealed.

      Under the terms of the settlement, the Company and ICMG will pay a minimum of $70 and a maximum of $80, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The appeal from the trade secret and breach of contract judgment will be dismissed. The settlement resulted in the recording of a $9 after-tax benefit in the third quarter of 2003 to reflect the Company's portion of the settlement.

   (b) TAX MATTERS--The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company is currently under audit for the 1998-2001 tax years. No material issues have been raised to date by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

      The tax provision recorded during the nine months ended September 30, 2003, reflects a benefit of $23, consisting primarily of a change in estimate of the dividends-received deduction ("DRD") tax benefit reported during 2002. The change in estimate was the result of actual 2002 investment performance on the related separate accounts being unexpectedly out of pattern with past performance, which had been the basis for the estimate. The total DRD benefit relating to the 2003 tax year recorded during the nine months ended September 30, 2003 was $65.

 6.  RELATED PARTY TRANSACTIONS

    In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
 (UNAUDITED)
    because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

    The Company's employees are included in The Hartford's non-contributory defined benefit pension benefit plans and the Company is allocated expense for these plans by The Hartford. On September 30, 2003, Hartford Life, Inc. assumed the Company's intercompany payable of $49 for the reimbursement of costs associated with the defined benefit pension plans. As a result, the Company reported $49 as a capital contribution during the quarter ended September 30, 2003 to reflect the extinguishment of the intercompany payable.

    Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI will automatically cede 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 and December 31, 2003 that were otherwise not reinsured. For the three months ended September 30, 2003, the Company and HLAI, in total, ceded an immaterial amount of premiums to HLA. As of September 30, 2003, HLIC and HLAI, combined, have recorded a reinsurance recoverable from HLA of $3.

 7.  SEPTEMBER 11 TERRORIST ATTACK

    As a result of the September 11 terrorist attack, the Company recorded an estimated loss amounting to $9, net of taxes and reinsurance, in the third quarter of 2001. The Company based the loss estimate upon a review of insured exposures using a variety of assumptions and actuarial techniques, including estimated amounts for unknown and unreported policyholder losses. Also included was an estimate of amounts recoverable under the Company's ceded reinsurance programs, including the cost of additional reinsurance premiums. In the first quarter of 2002, the Company recognized a $3 after-tax benefit related to favorable development of reserves related to the September 11 terrorist attack.

 8.  REINSURANCE RECAPTURE

    On June 30, 2003, the Company recaptured a block of business previously reinsured with an unaffiliated reinsurer. Under this treaty, Hartford Life reinsured a portion of the guaranteed minimum death benefit (GMDB) feature associated with certain of its annuity contracts. As consideration for recapturing the business and final settlement under the treaty, the Company has received assets valued at approximately $32 and one million warrants exercisable for the unaffiliated company's stock. This amount represents to the Company an advance collection of its future recoveries under the reinsurance agreement and will be recognized as future losses are incurred. Prospectively, as a result of the recapture, Hartford Life will be responsible for all of the remaining and ongoing risks associated with the GMDB's related to this block of business. The recapture increased the net amount at risk retained by the Company, which is included in the net amount at risk discussed in Note 2 (f).

 9.  SEGMENT INFORMATION

    Hartford Life Insurance Company is organized into three reportable operating segments: Investment Products, Individual Life and Corporate Owned Life Insurance (COLI). Investment Products offers individual variable and fixed annuities, retirement plan services and other investment products. Individual Life sells a variety of life insurance products, including variable life, universal life, interest sensitive whole life and term life insurance. COLI primarily offers variable products used by employers to fund non-qualified benefits or other postemployment benefit obligations as well as leveraged COLI. The Company includes in "Other" realized capital gains and losses, corporate items not directly allocable to any of its reportable operating segments, as well as certain group benefit products including group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

    The accounting policies of the reportable operating segments are the same as those described in "Basis of Presentation and Accounting Policies" in
    Note 2 in the Company's 2002 Form 10-K Annual Report. Hartford Life Insurance Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues are not significant and primarily occur between corporate and the operating segments. These amounts include interest income on allocated surplus and the allocation of net realized capital gains and losses through net investment income utilizing the duration of the segment's investment portfolios. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States. The following tables present summarized financial information concerning the Company's segments.

                                                INVESTMENT  INDIVIDUAL
       THIRD QUARTER ENDED SEPTEMBER 30, 2003    PRODUCTS      LIFE      COLI    OTHER    TOTAL
       --------------------------------------   ----------  ----------  ------  -------  --------
       Total revenues..................           $1,068       $227      $117    $  37    $1,449
       Net income......................              103         36        19        9       167

                                                INVESTMENT  INDIVIDUAL
       THIRD QUARTER ENDED SEPTEMBER 30, 2002   PRODUCTS    LIFE        COLI    OTHER    TOTAL
       --------------------------------------   ----------  ----------  ------  -------  --------
       Total revenues..................           $  667       $216      $145    $ (76)   $  952
       Net income......................               81         30        10       25       146

                                                INVESTMENT  INDIVIDUAL
       NINE MONTHS ENDED SEPTEMBER 30, 2003     PRODUCTS    LIFE        COLI    OTHER    TOTAL
       ------------------------------------     ----------  ----------  ------  -------  --------
       Total revenues..................           $2,525       $666      $369    $  93    $3,653
       Net income......................              301         99        36       20       456

                                                INVESTMENT  INDIVIDUAL
       NINE MONTHS ENDED SEPTEMBER 30, 2002     PRODUCTS    LIFE        COLI    OTHER    TOTAL
       ------------------------------------     ----------  ----------  ------  -------  --------
       Total revenues..................           $2,017       $644      $450    $(166)   $2,945
       Net income......................              266         86        19      (36)      335

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I

We have audited the accompanying statements of assets and liabilities, of Hartford Life Insurance Company ("the Company"), Separate Account VL I comprising the American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Fund, Fidelity VIP Overseas Portfolio, Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Services Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and the Putnam VT Voyager Fund, as of December 31, 2002, and the related statements of operations and statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets and financial highlights included in footnote 6, both for the year ended December 31, 2001 were audited by other auditors whose report, dated February 22, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Hartford Life Insurance Company, Separate Account VL I as of December 31, 2002, the results of their operations, and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2003

_____________________________________ SA-1 _____________________________________

COPY -- THIS REPORT HAS NOT BEEN RE-ISSUED BY ARTHUR ANDERSEN LLP

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL I (Hartford Bond HLS Fund, Hartford Stock HLS Fund, Hartford Money Market HLS Fund, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Growth and Income HLS Fund, Hartford Global Advisers HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Asset Manager Portfolio, Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth-Income Fund, American Funds Growth Fund, Hartford Global Leaders HLS Fund and Hartford Global Technology HLS Fund sub-accounts) (collectively, the Account), as of
December 31, 2001, and the related statements of operations for the periods presented in the year then ended and the statements of changes in net assets for the periods presented in the three years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of their operations and the changes in their net assets for the periods presented in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP
Hartford, Connecticut
February 22, 2002

_____________________________________ SA-2 _____________________________________

                      (This page intentionally left blank)

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
ASSETS
  Investments
    Number of Shares.....       143,356         146,961         248,945
                             ==========      ==========      ==========
    Cost.................    $2,007,634      $6,479,624      $7,790,805
                             ==========      ==========      ==========
    Market Value.........    $1,622,785      $4,892,324      $6,353,088
  Due from Hartford Life
   Insurance Company.....       --                  241           6,220
  Receivable from fund
   shares sold...........       --              --              --
  Other assets...........       --                   12              28
                             ----------      ----------      ----------
  Total Assets...........     1,622,785       4,892,577       6,359,336
                             ----------      ----------      ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       --              --              --
  Payable for fund shares
   purchased.............       --                  241           6,220
  Other liabilities......            11         --              --
                             ----------      ----------      ----------
  Total Liabilities......            11             241           6,220
                             ----------      ----------      ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $1,622,774      $4,892,336      $6,353,116
                             ==========      ==========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
ASSETS
  Investments
    Number of Shares.....       72,054         207,899         745,423       296,656        1,599,451        1,953,076
                              ========      ==========     ===========    ==========      ===========      ===========
    Cost.................     $882,728      $3,387,724     $16,402,128    $5,855,851      $37,883,549      $21,073,826
                              ========      ==========     ===========    ==========      ===========      ===========
    Market Value.........     $665,059      $2,650,712     $13,536,880    $3,257,279      $31,337,912      $23,344,265
  Due from Hartford Life
   Insurance Company.....          276         --                4,902       --                19,753          --
  Receivable from fund
   shares sold...........      --              --              --            --              --                671,568
  Other assets...........      --              --              --                685               90          --
                              --------      ----------     -----------    ----------      -----------      -----------
  Total Assets...........      665,335       2,650,712      13,541,782     3,257,964       31,357,755       24,015,833
                              --------      ----------     -----------    ----------      -----------      -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --              --              --            --              --                671,568
  Payable for fund shares
   purchased.............          276         --                3,102            89           19,753          --
  Other liabilities......            3               8             200       --              --                     52
                              --------      ----------     -----------    ----------      -----------      -----------
  Total Liabilities......          279               8           3,302            89           19,753          671,620
                              --------      ----------     -----------    ----------      -----------      -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $665,056      $2,650,704     $13,538,480    $3,257,875      $31,338,002      $23,344,213
                              ========      ==========     ===========    ==========      ===========      ===========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
ASSETS
  Investments
    Number of Shares.....      2,161,637
                             ===========
    Cost.................    $92,541,393
                             ===========
    Market Value.........    $68,525,476
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........         42,116
  Other assets...........       --
                             -----------
  Total Assets...........     68,567,592
                             -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         42,116
  Payable for fund shares
   purchased.............       --
  Other liabilities......            243
                             -----------
  Total Liabilities......         42,359
                             -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $68,525,233
                             ===========

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                             HARTFORD     HARTFORD     HARTFORD
                           DIVIDEND AND    GLOBAL       GLOBAL
                              GROWTH      ADVISERS      LEADERS
                             HLS FUND     HLS FUND     HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------  -----------
ASSETS
  Investments
    Number of Shares.....    1,572,258      27,122       27,232
                           ===========    ========     ========
    Cost.................  $28,806,463    $307,106     $358,866
                           ===========    ========     ========
    Market Value.........  $23,726,619    $248,323     $313,170
  Due from Hartford Life
   Insurance Company.....      --           --           --
  Receivable from fund
   shares sold...........          639      --           --
  Other assets...........      --           --           --
                           -----------    --------     --------
  Total Assets...........   23,727,258     248,323      313,170
                           -----------    --------     --------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....          639      --           --
  Payable for fund shares
   purchased.............      --           --           --
  Other liabilities......           57      --                2
                           -----------    --------     --------
  Total Liabilities......          696      --                2
                           -----------    --------     --------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........  $23,726,562    $248,323     $313,168
                           ===========    ========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                            HARTFORD     HARTFORD                   HARTFORD                                 HARTFORD
                             GLOBAL     GROWTH AND    HARTFORD    INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                           TECHNOLOGY     INCOME        INDEX     OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                            HLS FUND     HLS FUND     HLS FUND      HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  -----------  -------------  -----------  ------------  -----------
ASSETS
  Investments
    Number of Shares.....     23,494       123,575     1,009,082     1,624,413       599,503   35,215,218      549,460
                            ========    ==========   ===========   ===========   ===========  ===========   ==========
    Cost.................   $110,530    $1,529,885   $26,086,404   $21,867,140   $12,780,372  $35,215,218   $6,173,686
                            ========    ==========   ===========   ===========   ===========  ===========   ==========
    Market Value.........   $ 70,951    $1,087,228   $23,670,302   $12,442,956   $10,751,547  $35,215,218   $6,599,177
  Due from Hartford Life
   Insurance Company.....     --            --           630,299         3,952       --           122,833       --
  Receivable from fund
   shares sold...........     --            29,963       --            --              3,007      --            --
  Other assets...........          4             2            63       --            --             6,442       --
                            --------    ----------   -----------   -----------   -----------  -----------   ----------
  Total Assets...........     70,955     1,117,193    24,300,664    12,446,908    10,754,554   35,344,493    6,599,177
                            --------    ----------   -----------   -----------   -----------  -----------   ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....     --            29,963       --            --              3,007      --            --
  Payable for fund shares
   purchased.............     --            --           630,299         3,952       --           122,833       --
  Other liabilities......     --            --           --                 59            50      --                14
                            --------    ----------   -----------   -----------   -----------  -----------   ----------
  Total Liabilities......     --            29,963       630,299         4,011         3,057      122,833           14
                            --------    ----------   -----------   -----------   -----------  -----------   ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $ 70,955    $1,087,230   $23,670,365   $12,442,897   $10,751,497  $35,221,660   $6,599,163
                            ========    ==========   ===========   ===========   ===========  ===========   ==========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
ASSETS
  Investments
    Number of Shares.....      653,880        998,779      481,434
                            ==========    ===========   ==========
    Cost.................   $9,903,214    $47,007,747   $4,419,288
                            ==========    ===========   ==========
    Market Value.........   $6,077,115    $35,418,465   $4,116,262
  Due from Hartford Life
   Insurance Company.....          959        --             1,304
  Receivable from fund
   shares sold...........      --              36,811       --
  Other assets...........           14             58            1
                            ----------    -----------   ----------
  Total Assets...........    6,078,088     35,455,334    4,117,567
                            ----------    -----------   ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --              36,811       --
  Payable for fund shares
   purchased.............          959        --             1,304
  Other liabilities......      --             --            --
                            ----------    -----------   ----------
  Total Liabilities......          959         36,811        1,304
                            ----------    -----------   ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $6,077,129    $35,418,523   $4,116,263
                            ==========    ===========   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                            PUTNAM VT                                                                               PUTNAM VT
                           GLOBAL ASSET    PUTNAM VT     PUTNAM VT      PUTNAM VT       PUTNAM VT     PUTNAM VT   INTERNATIONAL
                            ALLOCATION   GLOBAL EQUITY  GROWTH AND   HEALTH SCIENCES   HIGH YIELD      INCOME      GROWTH AND
                               FUND          FUND*      INCOME FUND       FUND            FUND          FUND       INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  -----------  ---------------  -------------  -----------  -------------
ASSETS
  Investments
    Number of Shares.....      530,373      1,872,303     1,878,115       120,626        1,029,275      625,944         90,768
                            ==========    ===========   ===========    ==========      ===========   ==========     ==========
    Cost.................   $8,300,380    $31,095,165   $46,125,550    $1,468,506      $11,867,890   $8,192,168     $1,001,570
                            ==========    ===========   ===========    ==========      ===========   ==========     ==========
    Market Value.........   $6,104,594    $13,574,195   $35,214,656    $1,130,267      $ 7,276,973   $8,105,976     $  759,727
  Due from Hartford Life
   Insurance Company.....          262          5,505         2,643       --                   716        2,169            226
  Receivable from fund
   shares sold...........      --             --            --            --               --            --            --
  Other assets...........      --               3,567            77       --               --               251        --
                            ----------    -----------   -----------    ----------      -----------   ----------     ----------
  Total Assets...........    6,104,856     13,583,267    35,217,376     1,130,267        7,277,689    8,108,396        759,953
                            ----------    -----------   -----------    ----------      -----------   ----------     ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --             --            --            --               --            --            --
  Payable for fund shares
   purchased.............          262          5,505         2,643       --                   716        2,169            226
  Other liabilities......        1,259        --            --                 92               42       --            --
                            ----------    -----------   -----------    ----------      -----------   ----------     ----------
  Total Liabilities......        1,521          5,505         2,643            92              758        2,169            226
                            ----------    -----------   -----------    ----------      -----------   ----------     ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $6,103,335    $13,577,762   $35,214,733    $1,130,175      $ 7,276,931   $8,106,227     $  759,727
                            ==========    ===========   ===========    ==========      ===========   ==========     ==========

  * Formerly Putnam VT Global Growth Fund Sub-Account. Change effective October 15, 2002.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                              PUTNAM VT
                             PUTNAM VT      INTERNATIONAL     PUTNAM VT
                           INTERNATIONAL  NEW OPPORTUNITIES   INVESTORS
                            GROWTH FUND         FUND            FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -----------------  -----------
ASSETS
  Investments
    Number of Shares.....       734,271          76,622         218,558
                            ===========      ==========      ==========
    Cost.................   $11,475,057      $1,492,616      $2,381,082
                            ===========      ==========      ==========
    Market Value.........   $ 7,452,852      $  644,393      $1,547,394
  Due from Hartford Life
   Insurance Company.....       --                   46          --
  Receivable from fund
   shares sold...........         2,876        --                --
  Other assets...........       --             --                    21
                            -----------      ----------      ----------
  Total Assets...........     7,455,728         644,439       1,547,415
                            -----------      ----------      ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         2,876        --                --
  Payable for fund shares
   purchased.............       --                   46          --
  Other liabilities......           692               2          --
                            -----------      ----------      ----------
  Total Liabilities......         3,568              48          --
                            -----------      ----------      ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $ 7,452,160      $  644,391      $1,547,415
                            ===========      ==========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                                                                             PUTNAM VT    PUTNAM VT
                            PUTNAM VT        PUTNAM VT       PUTNAM VT       PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES   NEW VALUE    OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA
                               FUND            FUND            FUND         GROWTH FUND      OF BOSTON   INCOME FUND     FUND
                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------------  -----------  -----------------  -----------  -----------  -----------
ASSETS
  Investments
    Number of Shares.....    2,149,129        1,387,570        218,730         170,462         112,329      250,018      104,122
                            ==========      ===========     ==========      ==========      ==========   ==========   ==========
    Cost.................   $2,149,129      $30,003,678     $2,778,555      $3,610,253      $1,154,773   $3,455,159   $1,936,931
                            ==========      ===========     ==========      ==========      ==========   ==========   ==========
    Market Value.........   $2,149,129      $16,123,559     $2,401,650      $  697,190      $1,076,116   $2,392,674   $  825,686
  Due from Hartford Life
   Insurance Company.....           32            9,076            552        --                    43          103       --
  Receivable from fund
   shares sold...........      --              --               --            --                --           --           --
  Other assets...........          653         --                   32               2          --               49          279
                            ----------      -----------     ----------      ----------      ----------   ----------   ----------
  Total Assets...........    2,149,814       16,132,635      2,402,234         697,192       1,076,159    2,392,826      825,965
                            ----------      -----------     ----------      ----------      ----------   ----------   ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --              --               --                 654          --           --              420
  Payable for fund shares
   purchased.............           22            9,392            552        --                    43          103       --
  Other liabilities......      --                   647         --            --                --           --           --
                            ----------      -----------     ----------      ----------      ----------   ----------   ----------
  Total Liabilities......           22           10,039            552             654              43          103          420
                            ----------      -----------     ----------      ----------      ----------   ----------   ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $2,149,792      $16,122,596     $2,401,682      $  696,538      $1,076,116   $2,392,723   $  825,545
                            ==========      ===========     ==========      ==========      ==========   ==========   ==========


                            PUTNAM VT
                             VOYAGER
                              FUND
                           SUB-ACCOUNT
                           -----------
ASSETS
  Investments
    Number of Shares.....    1,809,836
                           ===========
    Cost.................  $65,638,369
                           ===========
    Market Value.........  $38,006,550
  Due from Hartford Life
   Insurance Company.....        8,947
  Receivable from fund
   shares sold...........      --
  Other assets...........      --
                           -----------
  Total Assets...........   38,015,497
                           -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --
  Payable for fund shares
   purchased.............        8,947
  Other liabilities......        4,221
                           -----------
  Total Liabilities......       13,168
                           -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........  $38,002,329
                           ===========

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                          UNITS
                                         OWNED BY       UNIT       CONTRACT
                                       PARTICIPANTS    PRICE#     LIABILITY
                                       ------------  ----------  ------------
American Funds Global Growth
 Fund.........................           2,288,253   $ 0.709176  $  1,622,774
American Funds Growth Fund....           8,175,408     0.598421     4,892,336
American Funds Growth-Income
 Fund.........................           7,756,755     0.819043     6,353,116
American Funds Small
 Capitalization Fund..........             944,058     0.704466       665,056
Fidelity VIP Asset Manager
 Portfolio....................           1,619,964     1.636274     2,650,704
Fidelity VIP Equity-Income
 Fund.........................           7,593,559     1.782890    13,538,480
Fidelity VIP Overseas
 Portfolio....................           2,938,313     1.108757     3,257,875
Hartford Advisers HLS Fund....          14,309,440     2.190023    31,338,002
Hartford Bond HLS Fund........          11,971,950     1.949909    23,344,213
Hartford Capital Appreciation
 HLS Fund.....................          23,886,542     2.868780    68,525,233
Hartford Dividend and Growth
 HLS Fund.....................          10,602,240     2.237882    23,726,562
Hartford Global Advisers HLS
 Fund.........................             251,097     0.988953       248,323
Hartford Global Leaders HLS
 Fund.........................             458,598     0.682881       313,168
Hartford Global Technology HLS
 Fund.........................             156,732     0.452718        70,955
Hartford Growth and Income HLS
 Fund.........................           1,185,677     0.916970     1,087,230
Hartford Index HLS Fund.......          10,731,117     2.205769    23,670,365
Hartford International
 Opportunities HLS Fund.......           9,470,460     1.313864    12,442,897
Hartford MidCap HLS Fund......           6,188,503     1.737334    10,751,497
Hartford Money Market HLS
 Fund.........................          23,026,608     1.529607    35,221,660
Hartford Mortgage Securities
 HLS Fund.....................           3,520,592     1.874447     6,599,163
Hartford Small Company HLS
 Fund.........................           6,601,535     0.920563     6,077,129
Hartford Stock HLS Fund.......          15,247,361     2.322928    35,418,523
Putnam VT Diversified Income
 Fund.........................             286,881    14.348324     4,116,263
Putnam VT Global Asset
 Allocation Fund..............             343,655    17.760045     6,103,335
Putnam VT Global Equity
 Fund.........................             906,049    14.985684    13,577,762
Putnam VT Growth and Income
 Fund.........................           1,648,892    21.356598    35,214,733
Putnam VT Health Sciences
 Fund.........................             117,127     9.649126     1,130,175
Putnam VT High Yield Fund.....             466,297    15.605782     7,276,931
Putnam VT Income Fund.........             448,367    18.079459     8,106,227
Putnam VT International Growth
 and Income Fund..............              89,936     8.447396       759,727
Putnam VT International Growth
 Fund.........................             799,946     9.315833     7,452,160
Putnam VT International New
 Opportunities Fund...........              85,655     7.523083       644,391
Putnam VT Investors Fund......             226,629     6.827953     1,547,415
Putnam VT Money Market Fund...           1,414,143     1.520209     2,149,792
Putnam VT New Opportunities
 Fund.........................           1,160,569    13.891974    16,122,596
Putnam VT New Value Fund......             210,324    11.418982     2,401,682
Putnam VT OTC & Emerging
 Growth Fund..................             157,610     4.419389       696,538
Putnam VT The George Putnam
 Fund of Boston...............             100,704    10.685893     1,076,116
Putnam VT Utilities Growth and
 Income Fund..................             159,539    14.997690     2,392,723
Putnam VT Vista Fund..........             114,266     7.224769       825,545
Putnam VT Voyager Fund........           1,739,584    21.845647    38,002,329
                                                                 ------------
GRAND TOTAL...................                                   $461,411,701
                                                                 ============

  #  Rounded unit prices.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                      [This page intentionally left blank]

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............    $  12,721      $     1,610     $    65,494
                             ---------      -----------     -----------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --              --
                             ---------      -----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          609          (22,703)        (22,988)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (233,989)      (1,143,054)     (1,214,732)
                             ---------      -----------     -----------
    Net gain (loss) on
     investments.........     (233,380)      (1,165,757)     (1,237,720)
                             ---------      -----------     -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(220,659)     $(1,164,147)    $(1,172,226)
                             =========      ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   4,805       $ 104,083     $   275,586    $  28,980       $   970,429      $  816,858
                             ---------       ---------     -----------    ---------       -----------      ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --              --              375,103       --              --               238,664
                             ---------       ---------     -----------    ---------       -----------      ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          781         (12,594)       (246,824)     (41,060)          (89,021)         39,521
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (151,639)       (350,920)     (3,401,822)    (840,047)       (5,864,854)        997,240
                             ---------       ---------     -----------    ---------       -----------      ----------
    Net gain (loss) on
     investments.........     (150,858)       (363,514)     (3,648,646)    (881,107)       (5,953,875)      1,036,761
                             ---------       ---------     -----------    ---------       -----------      ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(146,053)      $(259,431)    $(2,997,957)   $(852,127)      $(4,983,446)     $2,092,283
                             =========       =========     ===========    =========       ===========      ==========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
INVESTMENT INCOME:
  Dividends..............    $    467,060
                             ------------
CAPITAL GAINS INCOME
 (LOSS)..................        --
                             ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (35,462)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (17,312,342)
                             ------------
    Net gain (loss) on
     investments.........     (17,347,804)
                             ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(16,880,744)
                             ============

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD     HARTFORD     HARTFORD
                           DIVIDEND AND    GLOBAL       GLOBAL
                              GROWTH      ADVISERS      LEADERS
                             HLS FUND     HLS FUND     HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------  -----------
INVESTMENT INCOME:
  Dividends..............  $   374,553    $    116     $  3,052
                           -----------    --------     --------
CAPITAL GAINS INCOME
 (LOSS)..................    1,184,792         157       --
                           -----------    --------     --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (47,831)        409      (17,964)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (5,086,030)    (21,876)     (39,405)
                           -----------    --------     --------
    Net gain (loss) on
     investments.........   (5,133,861)    (21,467)     (57,369)
                           -----------    --------     --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(3,574,516)   $(21,194)    $(54,317)
                           ===========    ========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                            HARTFORD     HARTFORD                   HARTFORD                                 HARTFORD
                             GLOBAL     GROWTH AND    HARTFORD    INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                           TECHNOLOGY     INCOME        INDEX     OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                            HLS FUND     HLS FUND     HLS FUND      HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  -----------  -------------  -----------  ------------  -----------
INVESTMENT INCOME:
  Dividends..............   $  --        $   4,373   $   288,197   $   281,833   $    12,966    $504,874     $162,882
                            ---------    ---------   -----------   -----------   -----------    --------     --------
CAPITAL GAINS INCOME
 (LOSS)..................      --           --           889,231       --            --            2,207       --
                            ---------    ---------   -----------   -----------   -----------    --------     --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (192,905)         498       (69,552)     (156,370)     (107,242)     --            3,501
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (38,886)    (309,507)   (7,333,794)   (2,886,251)   (1,673,283)     --          200,338
                            ---------    ---------   -----------   -----------   -----------    --------     --------
    Net gain (loss) on
     investments.........    (231,791)    (309,009)   (7,403,346)   (3,042,621)   (1,780,525)     --          203,839
                            ---------    ---------   -----------   -----------   -----------    --------     --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(231,791)   $(304,636)  $(6,225,918)  $(2,760,788)  $(1,767,559)   $507,081     $366,721
                            =========    =========   ===========   ===========   ===========    ========     ========

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
INVESTMENT INCOME:
  Dividends..............   $   --        $    407,582   $140,983
                            -----------   ------------   --------
CAPITAL GAINS INCOME
 (LOSS)..................       --             --          --
                            -----------   ------------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        51,215     (3,693,035)   (30,736)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (2,405,714)    (9,396,615)    27,999
                            -----------   ------------   --------
    Net gain (loss) on
     investments.........    (2,354,499)   (13,089,650)    (2,737)
                            -----------   ------------   --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(2,354,499)  $(12,682,068)  $138,246
                            ===========   ============   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                            PUTNAM VT                                                                             PUTNAM VT
                           GLOBAL ASSET    PUTNAM VT     PUTNAM VT      PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION   GLOBAL EQUITY  GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND          FUND       INCOME FUND       FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  -----------  ---------------  -----------  -----------  -------------
INVESTMENT INCOME:
  Dividends..............  $   200,287    $    51,929   $ 1,025,553     $     849      $ 926,413    $423,373       $  3,703
                           -----------    -----------   -----------     ---------      ---------    --------       --------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --            --            --              --          --            --
                           -----------    -----------   -----------     ---------      ---------    --------       --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........   (1,525,555)      (564,283)     (973,132)      (20,221)       (30,167)   (106,278)        (5,403)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      111,983     (3,735,846)   (8,952,719)     (276,780)      (945,880)    277,711        (94,216)
                           -----------    -----------   -----------     ---------      ---------    --------       --------
    Net gain (loss) on
     investments.........   (1,413,572)    (4,300,129)   (9,925,851)     (297,001)      (976,047)    171,433        (99,619)
                           -----------    -----------   -----------     ---------      ---------    --------       --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(1,213,285)   $(4,248,200)  $(8,900,298)    $(296,152)     $ (49,634)   $594,806       $(95,916)
                           ===========    ===========   ===========     =========      =========    ========       ========

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                              PUTNAM VT
                             PUTNAM VT      INTERNATIONAL     PUTNAM VT
                           INTERNATIONAL  NEW OPPORTUNITIES   INVESTORS
                           GROWTH FUND*         FUND            FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -----------------  -----------
INVESTMENT INCOME:
  Dividends..............   $    83,412       $   7,383       $   5,203
                            -----------       ---------       ---------
CAPITAL GAINS INCOME
 (LOSS)..................       --             --                --
                            -----------       ---------       ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (241,215)       (254,607)        (31,261)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,171,299)        122,725        (333,992)
                            -----------       ---------       ---------
    Net gain (loss) on
     investments.........    (1,412,514)       (131,882)       (365,253)
                            -----------       ---------       ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(1,329,102)      $(124,499)      $(360,050)
                            ===========       =========       =========

  * Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                                                                                               PUTNAM VT    PUTNAM VT
                            PUTNAM VT        PUTNAM VT        PUTNAM VT        PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES    NEW VALUE     OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA
                               FUND            FUND             FUND          GROWTH FUND      OF BOSTON   INCOME FUND     FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------------  -------------  -----------------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends..............    $40,538        $  --            $   180,094       $--             $ 20,323     $  99,692    $  --
                             -------        -----------      -----------       ---------       --------     ---------    ---------
CAPITAL GAINS INCOME
 (LOSS)..................     --               --                --             --               --            --           --
                             -------        -----------      -----------       ---------       --------     ---------    ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     --               (922,002)        (463,484)        (24,149)          (345)      (74,590)     (23,532)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     --             (6,858,777)        (542,454)       (328,614)       (94,520)     (808,557)    (334,892)
                             -------        -----------      -----------       ---------       --------     ---------    ---------
    Net gain (loss) on
     investments.........     --             (7,780,779)      (1,005,938)       (352,763)       (94,865)     (883,147)    (358,424)
                             -------        -----------      -----------       ---------       --------     ---------    ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $40,538        $(7,780,779)     $  (825,844)      $(352,763)      $(74,542)    $(783,455)   $(358,424)
                             =======        ===========      ===========       =========       ========     =========    =========


                            PUTNAM VT
                             VOYAGER
                               FUND
                           SUB-ACCOUNT
                           ------------
INVESTMENT INCOME:
  Dividends..............  $    444,335
                           ------------
CAPITAL GAINS INCOME
 (LOSS)..................       --
                           ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (2,339,526)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (13,483,216)
                           ------------
    Net gain (loss) on
     investments.........   (15,822,742)
                           ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(15,378,407)
                           ============

  * Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   12,721     $     1,610     $    65,494
  Capital gains income...       --              --              --
  Net realized gain
   (loss) on security
   transactions..........           609         (22,703)        (22,988)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (233,989)     (1,143,054)     (1,214,732)
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (220,659)     (1,164,147)     (1,172,226)
                             ----------     -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............        72,669         511,721         540,443
  Net transfers..........       564,360       3,980,117       4,593,052
  Surrenders for benefit
   payments and fees.....         1,087        (112,317)       (222,365)
  Net loan activity......           (17)       (115,444)       (448,341)
  Cost of insurance......       (73,412)       (288,683)       (362,989)
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       564,687       3,975,394       4,099,800
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets.........       344,028       2,811,247       2,927,574
NET ASSETS:
  Beginning of period....     1,278,746       2,081,089       3,425,542
                             ----------     -----------     -----------
  End of period..........    $1,622,774     $ 4,892,336     $ 6,353,116
                             ==========     ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $   4,805      $  104,083     $   275,586    $   28,980      $   970,429      $   816,858
  Capital gains income...      --              --              375,103       --              --                238,664
  Net realized gain
   (loss) on security
   transactions..........          781         (12,594)       (246,824)      (41,060)         (89,021)          39,521
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (151,639)       (350,920)     (3,401,822)     (840,047)      (5,864,854)         997,240
                             ---------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (146,053)       (259,431)     (2,997,957)     (852,127)      (4,983,446)       2,092,283
                             ---------      ----------     -----------    ----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..............       42,677         309,122       1,982,450       592,957        4,291,038        1,457,731
  Net transfers..........      241,053         193,924         111,549        43,096         (452,845)       6,617,702
  Surrenders for benefit
   payments and fees.....       (6,553)       (233,041)     (1,600,703)     (221,294)      (1,812,830)      (1,325,015)
  Net loan activity......      (11,251)        (10,155)       (202,158)     (105,459)        (658,567)        (339,463)
  Cost of insurance......      (39,705)       (196,607)     (1,109,136)     (299,545)      (2,575,431)      (1,152,991)
                             ---------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      226,221          63,243        (817,998)        9,755       (1,208,635)       5,257,964
                             ---------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets.........       80,168        (196,188)     (3,815,955)     (842,372)      (6,192,081)       7,350,247
NET ASSETS:
  Beginning of period....      584,888       2,846,892      17,354,435     4,100,247       37,530,083       15,993,966
                             ---------      ----------     -----------    ----------      -----------      -----------
  End of period..........    $ 665,056      $2,650,704     $13,538,480    $3,257,875      $31,338,002      $23,344,213
                             =========      ==========     ===========    ==========      ===========      ===========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
OPERATIONS:
  Net investment income
   (loss)................    $    467,060
  Capital gains income...        --
  Net realized gain
   (loss) on security
   transactions..........         (35,462)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (17,312,342)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (16,880,744)
                             ------------
UNIT TRANSACTIONS:
  Purchases..............       7,557,057
  Net transfers..........        (171,129)
  Surrenders for benefit
   payments and fees.....      (3,748,363)
  Net loan activity......      (1,021,635)
  Cost of insurance......      (4,650,284)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (2,034,354)
                             ------------
  Net increase (decrease)
   in net assets.........     (18,915,098)
NET ASSETS:
  Beginning of period....      87,440,331
                             ------------
  End of period..........    $ 68,525,233
                             ============

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD     HARTFORD     HARTFORD
                           DIVIDEND AND    GLOBAL       GLOBAL
                              GROWTH      ADVISERS      LEADERS
                             HLS FUND     HLS FUND     HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $   374,553    $    116     $  3,052
  Capital gains income...    1,184,792         157       --
  Net realized gain
   (loss) on security
   transactions..........      (47,831)        409      (17,964)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (5,086,030)    (21,876)     (39,405)
                           -----------    --------     --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (3,574,516)    (21,194)     (54,317)
                           -----------    --------     --------
UNIT TRANSACTIONS:
  Purchases..............    2,692,518      44,339       32,202
  Net transfers..........    1,768,834     115,585      190,151
  Surrenders for benefit
   payments and fees.....   (1,907,177)    (10,870)      (1,250)
  Net loan activity......     (412,541)     (5,851)        (727)
  Cost of insurance......   (1,632,397)    (25,252)     (22,175)
                           -----------    --------     --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      509,237     117,951      198,201
                           -----------    --------     --------
  Net increase (decrease)
   in net assets.........   (3,065,279)     96,757      143,884
NET ASSETS:
  Beginning of period....   26,791,841     151,566      169,284
                           -----------    --------     --------
  End of period..........  $23,726,562    $248,323     $313,168
                           ===========    ========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                            HARTFORD     HARTFORD                   HARTFORD                                 HARTFORD
                             GLOBAL     GROWTH AND    HARTFORD    INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                           TECHNOLOGY     INCOME        INDEX     OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                            HLS FUND     HLS FUND     HLS FUND      HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  -----------  -------------  -----------  ------------  -----------
OPERATIONS:
  Net investment income
   (loss)................   $  --       $    4,373   $   288,197   $   281,833   $    12,966  $   504,874   $  162,882
  Capital gains income...      --           --           889,231       --            --             2,207       --
  Net realized gain
   (loss) on security
   transactions..........    (192,905)         498       (69,552)     (156,370)     (107,242)     --             3,501
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (38,886)    (309,507)   (7,333,794)   (2,886,251)   (1,673,283)     --           200,338
                            ---------   ----------   -----------   -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (231,791)    (304,636)   (6,225,918)   (2,760,788)   (1,767,559)     507,081      366,721
                            ---------   ----------   -----------   -----------   -----------  -----------   ----------
UNIT TRANSACTIONS:
  Purchases..............      25,932      193,483     2,796,567     1,829,177     1,157,279   22,804,447      389,158
  Net transfers..........     241,755      280,148     2,908,384    (2,563,038)    3,624,219   (8,862,861)   2,680,785
  Surrenders for benefit
   payments and fees.....         140      (61,555)   (1,484,778)     (949,532)     (301,076)  (7,717,343)    (245,624)
  Net loan activity......      (2,806)      13,544      (217,045)     (222,111)     (116,857)     (54,995)     (20,254)
  Cost of insurance......     (15,848)    (128,935)   (1,657,390)     (898,344)     (658,159)  (2,720,321)    (271,045)
                            ---------   ----------   -----------   -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     249,173      296,685     2,345,738    (2,803,848)    3,705,406    3,448,927    2,533,020
                            ---------   ----------   -----------   -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets.........      17,382       (7,951)   (3,880,180)   (5,564,636)    1,937,847    3,956,008    2,899,741
NET ASSETS:
  Beginning of period....      53,573    1,095,181    27,550,545    18,007,533     8,813,650   31,265,652    3,699,422
                            ---------   ----------   -----------   -----------   -----------  -----------   ----------
  End of period..........   $  70,955   $1,087,230   $23,670,365   $12,442,897   $10,751,497  $35,221,660   $6,599,163
                            =========   ==========   ===========   ===========   ===========  ===========   ==========

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
OPERATIONS:
  Net investment income
   (loss)................   $   --        $    407,582  $  140,983
  Capital gains income...       --             --           --
  Net realized gain
   (loss) on security
   transactions..........        51,215     (3,693,035)    (30,736)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (2,405,714)    (9,396,615)     27,999
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (2,354,499)   (12,682,068)    138,246
                            -----------   ------------  ----------
UNIT TRANSACTIONS:
  Purchases..............       985,006      5,480,307     412,654
  Net transfers..........        30,352     (4,610,733)  2,388,172
  Surrenders for benefit
   payments and fees.....      (388,118)    (2,930,296)   (215,835)
  Net loan activity......       (35,770)      (426,295)    (20,393)
  Cost of insurance......      (411,710)    (3,150,673)   (244,181)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       179,760     (5,637,690)  2,320,417
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets.........    (2,174,739)   (18,319,758)  2,458,663
NET ASSETS:
  Beginning of period....     8,251,868     53,738,281   1,657,600
                            -----------   ------------  ----------
  End of period..........   $ 6,077,129   $ 35,418,523  $4,116,263
                            ===========   ============  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                            PUTNAM VT                                                                              PUTNAM VT
                           GLOBAL ASSET    PUTNAM VT     PUTNAM VT       PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION   GLOBAL EQUITY   GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND          FUND       INCOME FUND        FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  ------------  ---------------  -----------  -----------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   200,287    $    51,929   $  1,025,553    $      849     $  926,413   $   423,373     $  3,703
  Capital gains income...      --             --             --            --              --           --           --
  Net realized gain
   (loss) on security
   transactions..........   (1,525,555)      (564,283)      (973,132)      (20,221)       (30,167)     (106,278)      (5,403)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      111,983     (3,735,846)    (8,952,719)     (276,780)      (945,880)      277,711      (94,216)
                           -----------    -----------   ------------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (1,213,285)    (4,248,200)    (8,900,298)     (296,152)       (49,634)      594,806      (95,916)
                           -----------    -----------   ------------    ----------     ----------   -----------     --------
UNIT TRANSACTIONS:
  Purchases..............      714,509      2,043,093      4,680,003       300,163        898,412       675,016      138,086
  Net transfers..........   (2,704,354)    (2,444,534)    (5,345,248)      (10,327)       (58,103)     (221,574)     266,459
  Surrenders for benefit
   payments and fees.....   (1,129,354)      (928,009)    (2,999,350)      (48,988)      (416,803)     (855,822)     (39,880)
  Net loan activity......       20,591        (76,482)      (565,902)      (27,635)      (198,828)     (160,974)      (7,852)
  Cost of insurance......     (475,615)    (1,061,438)    (2,831,842)     (122,959)      (552,648)     (455,247)     (52,089)
                           -----------    -----------   ------------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (3,574,223)    (2,467,370)    (7,062,339)       90,254       (327,970)   (1,018,601)     304,724
                           -----------    -----------   ------------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets.........   (4,787,508)    (6,715,570)   (15,962,637)     (205,898)      (377,604)     (423,795)     208,808
NET ASSETS:
  Beginning of period....   10,890,843     20,293,332     51,177,370     1,336,073      7,654,535     8,530,022      550,919
                           -----------    -----------   ------------    ----------     ----------   -----------     --------
  End of period..........  $ 6,103,335    $13,577,762   $ 35,214,733    $1,130,175     $7,276,931   $ 8,106,227     $759,727
                           ===========    ===========   ============    ==========     ==========   ===========     ========

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                              PUTNAM VT
                             PUTNAM VT      INTERNATIONAL     PUTNAM VT
                           INTERNATIONAL  NEW OPPORTUNITIES   INVESTORS
                           GROWTH FUND*         FUND            FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -----------------  -----------
OPERATIONS:
  Net investment income
   (loss)................   $    83,412       $   7,383      $    5,203
  Capital gains income...       --             --                --
  Net realized gain
   (loss) on security
   transactions..........      (241,215)       (254,607)        (31,261)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,171,299)        122,725        (333,992)
                            -----------       ---------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,329,102)       (124,499)       (360,050)
                            -----------       ---------      ----------
UNIT TRANSACTIONS:
  Purchases..............     1,061,106         159,698         320,284
  Net transfers..........       262,405        (208,571)        318,878
  Surrenders for benefit
   payments and fees.....      (527,841)        (27,000)        (70,068)
  Net loan activity......      (128,608)        (26,257)        (23,043)
  Cost of insurance......      (454,003)        (76,369)       (117,265)
                            -----------       ---------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       213,059        (178,499)        428,786
                            -----------       ---------      ----------
  Net increase (decrease)
   in net assets.........    (1,116,043)       (302,998)         68,736
NET ASSETS:
  Beginning of period....     8,568,203         947,389       1,478,679
                            -----------       ---------      ----------
  End of period..........   $ 7,452,160       $ 644,391      $1,547,415
                            ===========       =========      ==========

  * Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                                                                                             PUTNAM VT    PUTNAM VT
                            PUTNAM VT        PUTNAM VT       PUTNAM VT       PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES   NEW VALUE    OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA
                               FUND            FUND            FUND         GROWTH FUND      OF BOSTON   INCOME FUND     FUND
                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------------  -----------  -----------------  -----------  -----------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $    40,538     $   --           $  180,094      $ --            $   20,323   $    99,692  $   --
  Capital gains income...      --              --               --            --                --           --           --
  Net realized gain
   (loss) on security
   transactions..........      --              (922,002)      (463,484)        (24,149)           (345)      (74,590)    (23,532)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --            (6,858,777)      (542,454)       (328,614)        (94,520)     (808,557)   (334,892)
                           -----------     ------------     ----------      ----------      ----------   -----------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       40,538       (7,780,779)      (825,844)       (352,763)        (74,542)     (783,455)   (358,424)
                           -----------     ------------     ----------      ----------      ----------   -----------  ----------
UNIT TRANSACTIONS:
  Purchases..............      248,537        3,224,430        454,215         271,190         124,112       300,425     217,116
  Net transfers..........       69,740       (2,937,381)       188,034        (551,136)        410,745      (259,060)   (167,750)
  Surrenders for benefit
   payments and fees.....   (1,219,131)      (1,277,411)      (239,032)        (66,651)        (23,041)     (102,300)    (21,054)
  Net loan activity......       27,672         (299,752)       (27,703)        (11,976)        (10,035)      (85,011)     (3,852)
  Cost of insurance......     (185,222)      (1,435,561)      (218,084)        (96,107)        (98,757)     (177,399)    (92,010)
                           -----------     ------------     ----------      ----------      ----------   -----------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (1,058,404)      (2,725,675)       157,430        (454,680)        403,024      (323,345)    (67,550)
                           -----------     ------------     ----------      ----------      ----------   -----------  ----------
  Net increase (decrease)
   in net assets.........   (1,017,866)     (10,506,454)      (668,414)       (807,443)        328,482    (1,106,800)   (425,974)
NET ASSETS:
  Beginning of period....    3,167,658       26,629,050      3,070,096       1,503,981         747,634     3,499,523   1,251,519
                           -----------     ------------     ----------      ----------      ----------   -----------  ----------
  End of period..........  $ 2,149,792     $ 16,122,596     $2,401,682      $  696,538      $1,076,116   $ 2,392,723  $  825,545
                           ===========     ============     ==========      ==========      ==========   ===========  ==========


                            PUTNAM VT
                             VOYAGER
                               FUND
                           SUB-ACCOUNT
                           ------------
OPERATIONS:
  Net investment income
   (loss)................  $    444,335
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........    (2,339,526)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (13,483,216)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (15,378,407)
                           ------------
UNIT TRANSACTIONS:
  Purchases..............     5,402,483
  Net transfers..........    (7,705,462)
  Surrenders for benefit
   payments and fees.....    (3,236,699)
  Net loan activity......      (884,121)
  Cost of insurance......    (3,152,906)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (9,576,705)
                           ------------
  Net increase (decrease)
   in net assets.........   (24,955,112)
NET ASSETS:
  Beginning of period....    62,957,441
                           ------------
  End of period..........  $ 38,002,329
                           ============

  * Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                            SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*
                           --------------  --------------  --------------
OPERATIONS:
  Net investment
   income................    $    5,748      $    5,280      $   23,352
  Capital gains income...        70,479         301,940         130,972
  Net realized gain
   (loss) on security
   transactions..........         2,021           1,739           2,206
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (150,860)       (444,247)       (222,985)
                             ----------      ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (72,612)       (135,288)        (66,455)
                             ----------      ----------      ----------
UNIT TRANSACTIONS:
  Purchases..............         3,109          54,844          93,738
  Net transfers..........     1,372,458       2,214,943       3,598,643
  Surrenders for benefit
   payments and fees.....        (3,450)         (1,664)        (29,406)
  Net loan activity......           (35)         (2,240)       (109,490)
  Cost of insurance......       (20,724)        (49,506)        (61,488)
                             ----------      ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,351,358       2,216,377       3,491,997
                             ----------      ----------      ----------
  Net increase (decrease)
   in net assets.........     1,278,746       2,081,089       3,425,542
NET ASSETS:
  Beginning of period....       --              --              --
                             ----------      ----------      ----------
  End of period..........    $1,278,746      $2,081,089      $3,425,542
                             ==========      ==========      ==========

  *  Amounts represent from inception, January 16, 2001 to December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT*    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment
   income................     $  3,712      $  118,268     $   295,505   $   243,909      $ 1,106,380      $   672,419
  Capital gains income...       29,454          44,350         830,227       385,533        1,928,048          --
  Net realized gain
   (loss) on security
   transactions..........          230          (8,381)        (29,154)      (37,678)         (52,873)         310,416
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (66,029)       (281,459)     (1,993,443)   (1,716,177)      (4,871,446)         227,533
                              --------      ----------     -----------   -----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (32,633)       (127,222)       (896,865)   (1,124,413)      (1,889,891)       1,210,368
                              --------      ----------     -----------   -----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..............        2,745         392,980       2,061,428       668,228        4,814,717        1,063,733
  Net transfers..........      627,758          33,939         392,974      (144,582)         469,982       (2,309,724)
  Surrenders for benefit
   payments and fees.....       (1,774)       (107,659)       (664,731)     (173,733)      (2,393,948)        (477,203)
  Net loan activity......         (763)        (58,615)       (247,805)     (102,727)        (715,419)        (129,782)
  Cost of insurance......      (10,445)       (162,563)       (948,818)     (285,320)      (2,327,285)        (739,632)
                              --------      ----------     -----------   -----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      617,521          98,082         593,048       (38,134)        (151,953)      (2,592,608)
                              --------      ----------     -----------   -----------      -----------      -----------
  Net increase (decrease)
   in net assets.........      584,888         (29,140)       (303,817)   (1,162,547)      (2,041,844)      (1,382,240)
NET ASSETS:
  Beginning of period....      --            2,876,032      17,658,252     5,262,794       39,571,927       17,376,206
                              --------      ----------     -----------   -----------      -----------      -----------
  End of period..........     $584,888      $2,846,892     $17,354,435   $ 4,100,247      $37,530,083      $15,993,966
                              ========      ==========     ===========   ===========      ===========      ===========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
OPERATIONS:
  Net investment
   income................    $    583,858
  Capital gains income...      25,698,439
  Net realized gain
   (loss) on security
   transactions..........        (418,799)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (32,677,490)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (6,813,992)
                             ------------
UNIT TRANSACTIONS:
  Purchases..............       8,597,604
  Net transfers..........         363,192
  Surrenders for benefit
   payments and fees.....      (3,710,532)
  Net loan activity......      (1,802,010)
  Cost of insurance......      (4,325,693)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (877,439)
                             ------------
  Net increase (decrease)
   in net assets.........      (7,691,431)
NET ASSETS:
  Beginning of period....      95,131,762
                             ------------
  End of period..........    $ 87,440,331
                             ============

  *  Amounts represent from inception, January 16, 2001 to December 31, 2001.

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             HARTFORD      HARTFORD       HARTFORD
                           DIVIDEND AND     GLOBAL         GLOBAL
                              GROWTH       ADVISERS       LEADERS
                             HLS FUND      HLS FUND       HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT**  SUB-ACCOUNT*
                           ------------  -------------  ------------
OPERATIONS:
  Net investment
   income................  $   413,599     $  1,108       $    973
  Capital gains income...    1,663,003       15,163            358
  Net realized gain
   (loss) on security
   transactions..........      (23,619)     (19,353)        (2,739)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (3,166,145)     (18,047)        (6,291)
                           -----------     --------       --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (1,113,162)     (21,129)        (7,699)
                           -----------     --------       --------
UNIT TRANSACTIONS:
  Purchases..............    3,184,704       69,702          7,374
  Net transfers..........      612,041      (45,278)       198,004
  Surrenders for benefit
   payments and fees.....   (1,056,181)      (1,399)        (2,919)
  Net loan activity......     (589,270)     (18,252)       (19,701)
  Cost of insurance......   (1,428,318)     (24,595)        (5,775)
                           -----------     --------       --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      722,976      (19,822)       176,983
                           -----------     --------       --------
  Net increase (decrease)
   in net assets.........     (390,186)     (40,951)       169,284
NET ASSETS:
  Beginning of period....   27,182,027      192,517         --
                           -----------     --------       --------
  End of period..........  $26,791,841     $151,566       $169,284
                           ===========     ========       ========

  * Amounts represent from inception, January 16, 2001 to December 31, 2001. ** Formerly Hartford International Advisers HLS Fund Sub-Account. Change
     effective on May 1, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                             HARTFORD                                      HARTFORD                                 HARTFORD
                              GLOBAL     HARTFORD GROWTH    HARTFORD     INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                            TECHNOLOGY     AND INCOME         INDEX      OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                               HLS          HLS FUND        HLS FUND       HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT*    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ---------------  -------------  -------------  -----------  ------------  -----------
OPERATIONS:
  Net investment
   income................   $  --          $  --           $   245,460    $    23,333   $   --       $   912,443   $  172,898
  Capital gains income...      --              34,831          498,043      2,603,388       895,909          288       --
  Net realized gain
   (loss) on security
   transactions..........    (136,301)            101         (432,956)      (101,624)      (77,140)     --               496
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (693)       (106,630)      (4,412,581)    (6,692,751)   (1,014,058)     --            48,327
                            ---------      ----------      -----------    -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (136,994)        (71,698)      (4,102,034)    (4,167,654)     (195,289)     912,731      221,721
                            ---------      ----------      -----------    -----------   -----------  -----------   ----------
UNIT TRANSACTIONS:
  Purchases..............       3,421         215,854        3,275,799      2,654,551       898,401   19,405,315      141,932
  Net transfers..........     197,954         385,082       (2,333,867)      (275,274)    2,670,129   (1,032,568)     672,916
  Surrenders for benefit
   payments and fees.....        (159)        (12,485)      (2,084,135)    (1,088,716)     (261,773)  (7,870,327)     (91,358)
  Net loan activity......         323         (18,211)        (438,228)      (269,390)     (175,579)     (79,844)     (15,664)
  Cost of insurance......     (10,972)        (94,074)      (1,594,341)      (889,694)     (413,284)  (1,552,463)    (120,456)
                            ---------      ----------      -----------    -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     190,567         476,166       (3,174,772)       131,477     2,717,894    8,870,113      587,370
                            ---------      ----------      -----------    -----------   -----------  -----------   ----------
  Net increase (decrease)
   in net assets.........      53,573         404,468       (7,276,806)    (4,036,177)    2,522,605    9,782,844      809,091
NET ASSETS:
  Beginning of period....      --             690,713       34,827,351     22,043,710     6,291,045   21,482,808    2,890,331
                            ---------      ----------      -----------    -----------   -----------  -----------   ----------
  End of period..........   $  53,573      $1,095,181      $27,550,545    $18,007,533   $ 8,813,650  $31,265,652   $3,699,422
                            =========      ==========      ===========    ===========   ===========  ===========   ==========

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
OPERATIONS:
  Net investment
   income................   $   --        $    432,372  $  121,165
  Capital gains income...       487,311      4,864,981      --
  Net realized gain
   (loss) on security
   transactions..........       (26,599)    (1,703,673)      8,213
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,130,042)   (12,709,984)    (61,831)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (669,330)    (9,116,304)     67,547
                            -----------   ------------  ----------
UNIT TRANSACTIONS:
  Purchases..............     1,190,987      7,514,489     226,908
  Net transfers..........     5,934,841     (6,826,810)     (8,559)
  Surrenders for benefit
   payments and fees.....      (236,684)    (2,662,012)    (52,462)
  Net loan activity......      (146,200)    (1,060,204)    (31,909)
  Cost of insurance......      (322,520)    (3,368,962)   (108,909)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     6,420,424     (6,403,499)     25,069
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets.........     5,751,094    (15,519,803)     92,616
NET ASSETS:
  Beginning of period....     2,500,774     69,258,084   1,564,984
                            -----------   ------------  ----------
  End of period..........   $ 8,251,868   $ 53,738,281  $1,657,600
                            ===========   ============  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                            PUTNAM VT                                                                             PUTNAM VT
                           GLOBAL ASSET    PUTNAM VT     PUTNAM VT      PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION   GLOBAL EQUITY  GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND          FUND       INCOME FUND       FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  -----------  ---------------  -----------  -----------  -------------
OPERATIONS:
  Net investment
   income................  $   136,777   $    --        $  926,514     $      659     $1,092,539   $   592,988     $  4,648
  Capital gains income...    1,288,303      6,045,908      646,770        --              --           --            25,438
  Net realized gain
   (loss) on security
   transactions..........      (26,818)      (355,623)     (47,806)       (30,574)         8,937        65,563          137
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (2,492,152)   (14,778,201)  (5,069,441)      (297,652)      (804,305)       (8,163)    (131,921)
                           -----------   ------------   -----------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (1,093,890)    (9,087,916)  (3,543,963)      (327,567)       297,171       650,388     (101,698)
                           -----------   ------------   -----------    ----------     ----------   -----------     --------
UNIT TRANSACTIONS:
  Purchases..............      788,787      2,521,565    6,009,706        246,478        953,924       928,351      143,432
  Net transfers..........     (702,713)    (1,676,211)  (2,325,688)       (48,334)       (63,119)      (97,474)     121,898
  Surrenders for benefit
   payments and fees.....     (308,936)      (736,783)  (2,998,627)       (30,895)      (351,187)   (2,254,281)      (3,197)
  Net loan activity......      (98,255)      (332,814)    (913,870)         8,606       (173,897)      (81,657)      (8,146)
  Cost of insurance......     (458,165)    (1,125,232)  (2,777,829)       (97,436)      (475,549)     (407,029)     (35,984)
                           -----------   ------------   -----------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (779,282)    (1,349,475)  (3,006,308)        78,419       (109,828)   (1,912,090)     218,003
                           -----------   ------------   -----------    ----------     ----------   -----------     --------
  Net increase (decrease)
   in net assets.........   (1,873,172)   (10,437,391)  (6,550,271)      (249,148)       187,343    (1,261,702)     116,305
NET ASSETS:
  Beginning of period....   12,764,015     30,730,723   57,727,641      1,585,221      7,467,192     9,791,724      434,614
                           -----------   ------------   -----------    ----------     ----------   -----------     --------
  End of period..........  $10,890,843   $ 20,293,332   $51,177,370    $1,336,073     $7,654,535   $ 8,530,022     $550,919
                           ===========   ============   ===========    ==========     ==========   ===========     ========

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                              PUTNAM VT
                             PUTNAM VT      INTERNATIONAL     PUTNAM VT
                           INTERNATIONAL  NEW OPPORTUNITIES   INVESTORS
                            GROWTH FUND         FUND            FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -----------------  -----------
OPERATIONS:
  Net investment
   income................   $    28,043      $  --           $    1,205
  Capital gains income...       877,831         --               --
  Net realized gain
   (loss) on security
   transactions..........       (61,616)        (237,647)       (22,761)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (2,685,590)        (212,152)      (407,077)
                            -----------      -----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,841,332)        (449,799)      (428,633)
                            -----------      -----------     ----------
UNIT TRANSACTIONS:
  Purchases..............     1,470,603          251,740        361,660
  Net transfers..........     3,394,928         (818,536)       101,105
  Surrenders for benefit
   payments and fees.....      (333,618)          (5,523)       (25,880)
  Net loan activity......      (112,603)          14,803         (8,502)
  Cost of insurance......      (395,606)         (73,649)      (102,406)
                            -----------      -----------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     4,023,704         (631,165)       325,977
                            -----------      -----------     ----------
  Net increase (decrease)
   in net assets.........     2,182,372       (1,080,964)      (102,656)
NET ASSETS:
  Beginning of period....     6,164,464        2,028,353      1,581,335
                            -----------      -----------     ----------
  End of period..........   $ 8,346,836      $   947,389     $1,478,679
                            ===========      ===========     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                                                             PUTNAM VT    PUTNAM VT
                            PUTNAM VT        PUTNAM VT       PUTNAM VT       PUTNAM VT      THE GEORGE    UTILITIES     PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES   NEW VALUE    OTC & EMERGING    PUTNAM FUND   GROWTH AND      VISTA
                               FUND            FUND            FUND         GROWTH FUND      OF BOSTON   INCOME FUND      FUND
                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -----------------  -----------  -----------------  -----------  ------------  -----------
OPERATIONS:
  Net investment
   income................   $   96,813     $   --           $   16,587      $  --            $ 16,427    $   132,432   $   --
  Capital gains income...      --             5,921,878         44,629         --              --            224,054      131,378
  Net realized gain
   (loss) on security
   transactions..........      --              (820,198)       (43,030)        (358,618)       (6,446)       (32,279)      (6,104)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --           (17,333,593)        22,791       (1,070,855)       (7,868)    (1,384,614)    (613,292)
                            ----------     ------------     ----------      -----------      --------    -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       96,813      (12,231,913)        40,977       (1,429,473)        2,113     (1,060,407)    (488,018)
                            ----------     ------------     ----------      -----------      --------    -----------   ----------
UNIT TRANSACTIONS:
  Purchases..............      237,401        4,099,277        349,103          387,318       190,794        397,571      210,807
  Net transfers..........      807,386       (2,774,853)     1,689,433       (1,427,542)       35,156       (768,756)     335,875
  Surrenders for benefit
   payments and fees.....     (164,497)      (1,417,545)      (113,567)         (60,329)      (13,397)      (129,610)     (24,309)
  Net loan activity......      (40,540)        (736,099)       (22,366)          12,471        (7,355)       (45,837)        (815)
  Cost of insurance......     (150,907)      (1,561,194)      (122,815)        (124,046)      (56,544)      (206,190)     (76,673)
                            ----------     ------------     ----------      -----------      --------    -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      688,843       (2,390,414)     1,779,788       (1,212,128)      148,654       (752,822)     444,885
                            ----------     ------------     ----------      -----------      --------    -----------   ----------
  Net increase (decrease)
   in net assets.........      785,656      (14,622,327)     1,820,765       (2,641,601)      150,767     (1,813,229)     (43,133)
NET ASSETS:
  Beginning of period....    2,382,002       41,251,377      1,249,331        4,145,582       596,867      5,312,752    1,294,652
                            ----------     ------------     ----------      -----------      --------    -----------   ----------
  End of period..........   $3,167,658     $ 26,629,050     $3,070,096      $ 1,503,981      $747,634    $ 3,499,523   $1,251,519
                            ==========     ============     ==========      ===========      ========    ===========   ==========


                            PUTNAM VT
                             VOYAGER
                               FUND
                           SUB-ACCOUNT
                           ------------
OPERATIONS:
  Net investment
   income................  $     82,289
  Capital gains income...    16,799,298
  Net realized gain
   (loss) on security
   transactions..........      (462,449)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (35,479,810)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (19,060,672)
                           ------------
UNIT TRANSACTIONS:
  Purchases..............     6,439,111
  Net transfers..........    (3,277,787)
  Surrenders for benefit
   payments and fees.....    (2,771,157)
  Net loan activity......    (1,525,507)
  Cost of insurance......    (3,292,209)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (4,427,549)
                           ------------
  Net increase (decrease)
   in net assets.........   (23,488,221)
NET ASSETS:
  Beginning of period....    86,445,662
                           ------------
  End of period..........  $ 62,957,441
                           ============

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

 1.  ORGANIZATION:

    Separate Account VL I ("the Account") is a separate investment account within Hartford Life Insurance Company ("the Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life policyholders of the Company in various mutual funds ("the Funds") as directed by the policyholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America and in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2002.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:
     DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE--On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the Contracts, are deducted through termination of units of interest from applicable policyholders' accounts.

_____________________________________ SA-38 ____________________________________

 4.  PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                             SUM OF        SUM OF
                                           PURCHASES      PROCEEDS
                                            AT COST      FROM SALES
                                          ------------  ------------
American Funds Global Growth Fund.......  $    681,002  $    103,580
American Funds Growth Fund..............     4,474,971       497,976
American Funds Growth-Income Fund.......     5,411,836     1,246,582
American Funds Global Small
 Capitalization Fund....................       353,154       122,124
Fidelity VIP Asset Manager Portfolio....       807,801       640,472
Fidelity VIP Equity-Income Fund.........     2,489,555     2,656,581
Fidelity VIP Overseas Portfolio.........       828,661       789,809
Hartford Advisors HLS Fund..............     4,551,215     4,789,412
Hartford Bond HLS Fund..................    11,579,189     5,265,683
Hartford Capital Appreciation HLS
 Fund...................................     7,527,857     9,094,976
Hartford Dividend and Growth HLS Fund...     7,559,451     5,490,844
Hartford Global Advisers HLS Fund.......       162,713        44,490
Hartford Global Leaders HLS Fund........       644,953       443,698
Hartford Global Technology HLS Fund.....    17,357,992    17,108,820
Hartford Growth and Income HLS Fund.....       498,999       197,940
Hartford Index HLS Fund.................     7,599,983     4,076,828
Hartford International Opportunities HLS
 Fund...................................     1,443,468     3,965,570
Hartford MidCap HLS Fund................     6,081,381     2,362,996
Hartford Money Market HLS Fund..........    42,382,395    38,426,829
Hartford Mortgage Securities HLS Fund...     3,884,040     1,188,137
Hartford Small Company HLS Fund.........     2,745,335     2,565,582
Hartford Stock HLS Fund.................     2,959,986     8,190,214
Putnam VT Diversified Income Fund.......     4,354,226     1,892,827
Putnam VT Global Asset Allocation
 Fund...................................       758,039     4,132,157
Putnam VT Global Equity Fund............       818,323     3,232,748
Putnam VT Growth and Income Fund........     2,681,713     8,718,454
Putnam VT Health Sciences Fund..........       603,210       512,133
Putnam VT High Yield Fund...............     2,226,347     1,627,897
Putnam VT Income Fund...................     4,532,644     5,127,892
Putnam VT International Growth and
 Income Fund............................       893,608       585,181
Putnam VT International Growth Fund.....     8,445,002     8,148,596
Putnam VT International New
 Opportunities Fund.....................       164,771       335,888
Putnam VT Investors Fund................     1,248,911       814,915
Putnam VT Money Market Fund.............     1,144,882     2,162,794
Putnam VT New Opportunities Fund........     1,782,498     4,508,636
Putnam VT New Value Fund................     3,370,135     3,032,604
Putnam VT OTC & Emerging Growth Fund....       325,432       780,420
Putnam VT The George Putnam Fund of
 Boston.................................       559,403       136,056
Putnam VT Utilities Growth and Income
 Fund...................................       335,130       558,769
Putnam VT Vista Fund....................       336,969       404,583
Putnam VT Voyager Fund..................     1,639,991    10,773,852
                                          ------------  ------------
                                          $168,247,171  $166,755,545
                                          ============  ============

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

 5.  CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2002 was as follows:

                                       UNITS       UNITS     NET INCREASE
FUND                                   ISSUED     REDEEMED    (DECREASE)
----                                 ----------  ----------  ------------
American Funds Global Growth
 Fund..............................   2,549,968   1,800,901      749,067
American Funds Growth Fund.........   9,507,907   3,959,736    5,548,171
American Funds Growth-Income
 Fund..............................   9,528,004   5,186,477    4,341,527
American Funds Global Small
 Capitalization Fund...............   1,103,319     831,337      271,982
Fidelity VIP Asset Manager
 Portfolio.........................   1,892,483   1,860,531       31,952
Fidelity VIP Equity-Income Fund....   8,997,007   9,487,808     (490,801)
Fidelity VIP Overseas Portfolio....   3,319,097   3,328,916       (9,819)
Hartford Advisers HLS Fund.........  14,897,267  15,361,240     (463,973)
Hartford Bond HLS Fund.............  14,795,064  11,852,576    2,942,488
Hartford Capital Appreciation HLS
 Fund..............................  26,807,596  27,396,524     (588,928)
Hartford Dividend and Growth HLS
 Fund..............................  12,035,021  11,701,628      333,393
Hartford Global Advisers HLS
 Fund..............................     255,333     143,781      111,552
Hartford Global Leaders HLS Fund...   1,086,725     827,666      259,059
Hartford Global Technology HLS.....  28,991,921  28,907,864       84,057
Hartford Growth and Income HLS
 Fund..............................   1,123,504     837,743      285,761
Hartford Index HLS Fund............  11,834,612  10,789,923    1,044,689
Hartford International
 Opportunities HLS Fund............  12,727,919  14,505,572   (1,777,653)
Hartford MidCap HLS Fund...........   7,420,285   5,583,492    1,836,793
Hartford Money Market HLS Fund.....  60,254,873  57,968,249    2,286,624
Hartford Mortgage Securities HLS
 Fund..............................   4,168,846   2,782,799    1,386,047
Hartford Small Company HLS Fund....   9,032,826   8,685,539      347,287
Hartford Stock HLS Fund............  17,613,455  19,890,678   (2,277,223)
Putnam VT Diversified Income
 Fund..............................     416,696     252,500      164,196
Putnam VT Global Asset Allocation
 Fund..............................     559,587     753,343     (193,756)
Putnam VT Global Equity Fund.......   1,162,136   1,310,177     (148,041)
Putnam VT Growth and Income Fund...   1,947,930   2,245,141     (297,211)
Putnam VT Health Sciences Fund.....     153,360     146,719        6,641
Putnam VT High Yield Fund..........     566,415     587,977      (21,562)
Putnam VT Income Fund..............     747,875     809,503      (61,628)
Putnam VT International Growth and
 Income Fund.......................     145,355     111,720       33,635
Putnam VT International Growth
 Fund..............................   1,672,846   1,635,409       37,437
Putnam VT International New
 Opportunities Fund................     110,601     133,926      (23,325)
Putnam VT Investors Fund...........     302,724     241,374       61,350
Putnam VT Money Market Fund........   2,865,016   3,564,947     (699,931)
Putnam VT New Opportunities Fund...   1,505,192   1,680,794     (175,602)
Putnam VT New Value Fund...........     469,901     486,932      (17,031)
Putnam VT OTC & Emerging Growth
 Fund..............................     306,035     379,636      (73,601)
Putnam VT The George Putnam Fund of
 Boston............................      95,901      59,167       36,734
Putnam VT Utilities Growth and
 Income Fund.......................     177,121     195,309      (18,188)
Putnam VT Vista Fund...............     135,433     141,771       (6,338)
Putnam VT Voyager Fund.............   2,194,605   2,577,963     (383,358)

_____________________________________ SA-40 ____________________________________

 6.  FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each sub-account has outstanding units.

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
AMERICAN FUNDS GLOBAL GROWTH FUND
  2002  Lowest contract charges     2,288,253  $ 0.709176   $ 1,622,774        --             0.88%      (14.64)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     1,539,187    0.830793     1,278,746        --             0.91%      (16.92)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
AMERICAN FUNDS GROWTH FUND
  2002  Lowest contract charges     8,175,408    0.598421     4,892,336        --             0.04%      (24.45)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     2,627,237    0.792121     2,081,089        --             0.53%      (20.79)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
AMERICAN FUNDS GROWTH-INCOME FUND
  2002  Lowest contract charges     7,756,755    0.819043     6,353,116        --             1.19%      (18.34)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     3,415,228    1.003020     3,425,542        --             1.49%        0.30%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
  2002  Lowest contract charges       944,058    0.704466       665,056        --             0.73%      (19.05)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       672,075    0.870271       584,888        --             1.16%      (12.97)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
FIDELITY VIP ASSET MANAGER PORTFOLIO
  2002  Lowest contract charges     1,619,964    1.636274     2,650,704        --             3.87%       (8.73)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     1,588,011    1.792741     2,846,892        --             4.08%       (4.09)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
FIDELITY VIP EQUITY-INCOME FUND
  2002  Lowest contract charges     7,593,559     1.78289    13,538,480        --             1.75%      (16.95)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     8,084,359    2.146668    17,354,435        --             1.69%       (4.96)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
FIDELITY VIP OVERSEAS PORTFOLIO
  2002  Lowest contract charges     2,938,313  $ 1.108757   $ 3,257,875        --             0.77%      (20.28)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     2,948,132    1.390795     4,100,247        --             5.28%      (21.17)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD ADVISERS HLS FUND
  2002  Lowest contract charges    14,309,440    2.190023    31,338,002        --             2.92%      (13.79)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    14,773,413    2.540380    37,530,083        --             2.86%       (4.64)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD BOND HLS FUND
  2002  Lowest contract charges    11,971,950    1.949909    23,344,213        --             4.02%       10.08%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     9,029,461    1.771309    15,993,966        --             4.60%        8.68%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD CAPITAL APPRECIATION HLS FUND
  2002  Lowest contract charges    23,886,542     2.86878    68,525,233        --             0.62%      (19.70)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    24,475,470    3.572570    87,440,331        --             0.63%       (6.94)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD DIVIDEND AND GROWTH HLS FUND
  2002  Lowest contract charges    10,602,240    2.237882    23,726,562        --             1.57%      (14.23)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    10,268,846    2.609041    26,791,841        --             1.56%       (4.04)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD GLOBAL ADVISERS HLS FUND
  2002  Lowest contract charges       251,097    0.988953       248,323        --             0.05%       (8.95)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       139,545    1.086141       151,566        --             0.49%       (6.25)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-42 ____________________________________

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
HARTFORD GLOBAL LEADERS HLS FUND
  2002  Lowest contract charges       458,598  $ 0.682881   $   313,168        --             1.20%      (19.51)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       199,539    0.848373       169,284        --             1.26%      (15.16)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  2002  Lowest contract charges       156,732    0.452718        70,955        --           --           (38.59)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges        72,675    0.737165        53,573        --           --           (26.28)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD GROWTH AND INCOME HLS FUND
  2002  Lowest contract charges     1,185,677     0.91697     1,087,230        --             0.40%      (24.65)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       899,915    1.216983     1,095,181        --           --            (8.02)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD INDEX HLS FUND
  2002  Lowest contract charges    10,731,117    2.205769    23,670,365        --             1.20%      (22.45)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     9,686,428    2.844242    27,550,545        --             0.82%      (12.31)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  2002  Lowest contract charges     9,470,460    1.313864    12,442,897        --             1.91%      (17.93)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    11,248,114    1.600938    18,007,533        --             0.12%      (18.73)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD MIDCAP HLS FUND
  2002  Lowest contract charges     6,188,503    1.737334    10,751,497        --             0.13%      (14.22)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     4,351,711    2.025330     8,813,650        --           --            (3.62)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
HARTFORD MONEY MARKET HLS FUND
  2002  Lowest contract charges    23,026,608  $ 1.529607   $35,221,660        --             1.43%        1.47%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    20,739,985    1.507506    31,265,652        --             3.59%        3.87%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD MORTGAGE SECURITIES HLS FUND
  2002  Lowest contract charges     3,520,592    1.874447     6,599,163        --             3.39%        8.15%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     2,134,544    1.733120     3,699,422        --             5.40%        7.50%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD SMALL COMPANY HLS FUND
  2002  Lowest contract charges     6,601,535    0.920563     6,077,129        --           --           (30.23)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     6,254,249    1.319402     8,251,868        --           --           (14.92)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
HARTFORD STOCK HLS FUND
  2002  Lowest contract charges    15,247,361    2.322928    35,418,523        --             0.92%      (24.25)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges    17,524,585    3.066451    53,738,281        --             0.69%      (12.23)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT DIVERSIFIED INCOME FUND
  2002  Lowest contract charges       286,881   14.348324     4,116,263        --             3.79%        6.20%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       122,685   13.510984     1,657,600        --             7.22%        3.82%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
  2002  Lowest contract charges       343,655   17.760045     6,103,335        --             2.13%      (12.36)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       537,411   20.265402    10,890,843        --             1.16%       (8.35)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-44 ____________________________________

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
PUTNAM VT GLOBAL GROWTH FUND
  2002  Lowest contract charges       906,049  $14.985684   $13,577,762        --             0.32%      (22.16)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     1,054,091   19.251979    20,293,332        --           --           (29.66)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT GROWTH AND INCOME FUND
  2002  Lowest contract charges     1,648,892   21.356598    35,214,733        --             2.42%      (18.79)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     1,946,103   26.297364    51,177,370        --             1.70%       (6.16)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT HEALTH SCIENCES FUND
  2002  Lowest contract charges       117,127    9.649126     1,130,175        --             0.07%      (20.21)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       110,486   12.092641     1,336,073        --             4.71%      (19.53)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT HIGH YIELD FUND
  2002  Lowest contract charges       466,297   15.605782     7,276,931        --            12.68%       (0.54)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       487,858   15.690083     7,654,535        --            13.40%        3.87%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT INCOME FUND
  2002  Lowest contract charges       448,367   18.079459     8,106,227        --             5.37%        8.09%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       509,995   16.725709     8,530,022        --             6.70%        7.53%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
  2002  Lowest contract charges        89,936    8.447396       759,727        --             0.55%      (13.67)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges        56,302    9.785153       550,919        --             0.98%      (20.67)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
PUTNAM VT INTERNATIONAL GROWTH FUND
  2002  Lowest contract charges       799,946  $ 9.315833   $ 7,452,160        --             1.10%      (17.52)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       739,032   11.294275     8,346,836        --             0.34%      (20.41)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
  2002  Lowest contract charges        85,655    7.523083       644,391        --             0.92%      (13.46)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       108,980    8.693232       947,389        --           --           (28.52)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT INVESTORS FUND
  2002  Lowest contract charges       226,629    6.827953     1,547,415        --             0.40%      (23.68)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       165,280    8.946510     1,478,679        --             0.08%      (24.61)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT MONEY MARKET FUND
  2002  Lowest contract charges     1,414,143    1.520209     2,149,792        --             1.47%        1.46%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     2,114,074    1.498367     3,167,658        --             3.74%        4.00%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT NEW OPPORTUNITIES FUND
  2002  Lowest contract charges     1,160,569   13.891974    16,122,596        --           --           (30.29)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     1,336,171   19.929373    26,629,050        --           --           (29.99)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT NEW VALUE FUND
  2002  Lowest contract charges       210,324   11.418982     2,401,682        --             5.03%      (15.44)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       227,355   13.503535     3,070,096        --             0.69%        3.61%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

_____________________________________ SA-46 ____________________________________

                                                             CONTRACT                    INVESTMENT
                                                  UNIT        OWNERS'       EXPENSE        INCOME       TOTAL
                                     UNITS     FAIR VALUE#    EQUITY         RATIO*       RATIO**     RETURN***
                                   ----------  -----------  -----------  --------------  ----------  -----------
PUTNAM VT OTC & EMERGING GROWTH FUND
  2002  Lowest contract charges       157,610  $ 4.419389   $   696,538        --           --           (32.06)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       231,210    6.504819     1,503,981        --           --           (45.57)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
  2002  Lowest contract charges       100,704   10.685893     1,076,116        --             2.31%       (8.57)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges        63,971   11.687147       747,634        --             2.02%        0.74%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
  2002  Lowest contract charges       159,539    14.99769     2,392,723        --             3.66%      (23.83)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       177,728   19.690377     3,499,523        --             3.19%      (22.15)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT VISTA FUND
  2002  Lowest contract charges       114,266    7.224769       825,545        --           --           (30.38)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges       120,604   10.377065     1,251,519        --           --           (33.40)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
PUTNAM VT VOYAGER FUND
  2002  Lowest contract charges     1,739,584   21.845647    38,002,329        --             0.90%      (26.34)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --
  2001  Lowest contract charges     2,122,941   29.655765    62,957,441        --             0.12%      (22.24)%
        Highest contract charges       --          --           --             --           --           --
        Remaining contract
        charges                        --          --           --             --           --           --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
  #  Rounded unit values.

_____________________________________ SA-47 ____________________________________

                          INDEPENDENT AUDITORS' REPORT
                      ------------------------------------

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (collectively, "the Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 (d) of the consolidated financial statements, the Company changed its method of accounting for goodwill and indefinite-lived intangible assets in 2002. In addition, the Company changed its method of accounting for derivative instruments and hedging activities and its method of accounting for the recognition of interest income and impairment on purchased retained beneficial interests in securitized financial assets in 2001.

Deloitte & Touche LLP
Hartford, Connecticut
February 19, 2003

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
 -----------------------------------------------------------------------------

                                                        2002     2001     2000
 -----------------------------------------------------------------------------
                                                           (In millions)
 REVENUES
   Fee income                                         $2,079   $2,157   $2,109
   Earned premiums and other                              66       94       97
   Net investment income                               1,583    1,495    1,326
   Net realized capital losses                          (288)     (91)     (85)
 -----------------------------------------------------------------------------
                                     TOTAL REVENUES    3,440    3,655    3,447
 -----------------------------------------------------------------------------
 BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses      1,766    1,703    1,495
   Insurance expenses and other                          650      622      600
   Amortization of deferred policy acquisition
    costs and present value of future profits            531      566      604
   Dividends to policyholders                             65       68       67
 -----------------------------------------------------------------------------
                TOTAL BENEFITS, CLAIMS AND EXPENSES    3,012    2,959    2,766
 -----------------------------------------------------------------------------
   Income before income tax expense and cumulative
    effect of
    accounting changes                                   428      696      681
   Income tax expense                                      2       44      194
   Income before cumulative effect of accounting
    changes                                              426      652      487
   Cumulative effect of accounting changes, net of
    tax                                                   --       (6)      --
 -----------------------------------------------------------------------------
                                         NET INCOME   $  426   $  646   $  487
 -----------------------------------------------------------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                      AS OF DECEMBER 31,
 ------------------------------------------------------------------------

                                                          2002       2001
 ------------------------------------------------------------------------
                                                         (In millions,
                                                       except for share
                                                             data)
 ASSETS
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $23,675 and $18,933)     $ 24,786   $ 19,142
   Equity securities, available for sale, at fair
    value (cost of $137 and $71)                           120         64
   Policy loans, at outstanding balance                  2,895      3,278
   Other investments                                       918      1,136
 ------------------------------------------------------------------------
                                  TOTAL INVESTMENTS     28,719     23,620
 ------------------------------------------------------------------------
   Cash                                                     79         87
   Premiums receivable and agents' balances                 15         10
   Reinsurance recoverables                              1,477      1,215
   Deferred policy acquisition costs and present
    value of future profits                              5,479      5,338
   Deferred income taxes                                  (243)       (11)
   Goodwill                                                186        186
   Other assets                                          1,073        724
   Separate account assets                             105,316    114,261
 ------------------------------------------------------------------------
                                       TOTAL ASSETS   $142,101   $145,430
 ------------------------------------------------------------------------
 LIABILITIES
   Reserve for future policy benefits                 $  6,658   $  6,050
   Other policyholder funds                             22,103     18,412
   Other liabilities                                     2,207      1,949
   Separate account liabilities                        105,316    114,261
 ------------------------------------------------------------------------
                                  TOTAL LIABILITIES    136,284    140,672
 ------------------------------------------------------------------------
 COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 13
 STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued
    and outstanding, par value $5,690                        6          6
   Capital surplus                                       2,041      1,806
   Accumulated other comprehensive income
     Net unrealized capital gains on securities,
      net of tax                                           574        177
     Foreign currency translation adjustments               (1)        (2)
 ------------------------------------------------------------------------
       TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME        573        175
 ------------------------------------------------------------------------
   Retained earnings                                     3,197      2,771
 ------------------------------------------------------------------------
                         TOTAL STOCKHOLDER'S EQUITY      5,817      4,758
 ------------------------------------------------------------------------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $142,101   $145,430
 ------------------------------------------------------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                    Accumulated Other
                                                               Comprehensive Income (Loss)
                                                          --------------------------------------
                                                             Net
                                                          Unrealized     Net Gain on
                                                          Capital Gains  Cash Flow     Foreign
                                                          (Losses) on    Hedging       Currency              Total
                                           Common Capital Securities,    Instruments, Translation Retained Stockholder's
                                           Stock  Surplus Net of Tax     Net of Tax   Adjustments Earnings  Equity
                                           ----------------------------------------------------------------------------
                                                                          (In millions)
 2002
 Balance, December 31, 2001                 $6    $1,806      $ 114         $ 63      $    (2)    $2,771      $4,758
 Comprehensive income
   Net income                                                                                        426         426
 Other comprehensive income, net of
  tax (1)
   Net change in unrealized capital gains
    (losses) on securities (3)                                  349                                              349
   Net gain on cash flow hedging
    instruments                                                               48                                  48
   Cumulative translation adjustments                                                       1                      1
 Total other comprehensive income                                                                                398
   Total comprehensive income                                                                                    824
 Capital contribution from parent                    235                                                         235
                                           ----------------------------------------------------------------------------
               BALANCE, DECEMBER 31, 2002   $6    $2,041      $ 463         $111      $    (1)    $3,197      $5,817
                                           ----------------------------------------------------------------------------
 2001
 Balance, December 31, 2000                 $6    $1,045      $  16         $ --      $    --     $2,125      $3,192
 Comprehensive income
   Net income                                                                                        646         646
 Other comprehensive income, net of
  tax (1)
   Cumulative effect of accounting
    change (2)                                                  (18)          21                                   3
   Net change in unrealized capital gains
    (losses) on securities (3)                                  116                                              116
   Net gain on cash flow hedging
    instruments                                                               42                                  42
   Cumulative translation adjustments                                                      (2)                    (2)
 Total other comprehensive income                                                                                159
   Total comprehensive income                                                                                    805
 Capital contribution from parent                    761                                                         761
                                           ----------------------------------------------------------------------------
               BALANCE, DECEMBER 31, 2001   $6    $1,806      $ 114         $ 63      $    (2)    $2,771      $4,758
                                           ----------------------------------------------------------------------------
 2000
 Balance, December 31, 1999                 $6    $1,045      $(255)        $ --      $    --     $1,823      $2,619
 Comprehensive income (loss)
   Net income                                                                                        487         487
 Other comprehensive income, net of
  tax (1)
   Net change in unrealized capital gains
    (losses) on securities (3)                                  271                                              271
 Total other comprehensive income                                                                                271
   Total comprehensive income (loss)                                                                             758
 Dividends declared                                                                                 (185)       (185)
                                           ----------------------------------------------------------------------------
               BALANCE, DECEMBER 31, 2000   $6    $1,045      $  16         $ --      $    --     $2,125      $3,192
                                           ----------------------------------------------------------------------------

(1) Net change in unrealized capital gain (losses) on securities is reflected net of tax and other items of $509, $62 and $147 for the years ended December 31, 2002, 2001 and 2000, respectively. Cumulative effect of accounting change is net of tax benefit of $2 for the year ended
    December 31, 2001. Net gain on cash flow hedging instruments is net of tax provision of $26 and $23 for the years ended December 31, 2002 and 2001, respectively. There is no tax effect on cumulative translation adjustments.

(2) Net change in unrealized capital gain (losses), net of tax, includes cumulative effect of accounting change of $(3) to net income and $21 to net gain on cash flow hedging instruments.

(3) There were reclassification adjustments for after-tax losses realized in net income of $(178), $(43), and $(55) for the years ended December 31, 2002, 2001 and 2000, respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------

                                              2002     2001     2000
                                          --------------------------
                                                (In millions)
OPERATING ACTIVITIES
  Net income                              $    426  $   646  $   487
  Adjustments to reconcile net income to
   net cash provided by operating
   activities
  Net realized capital losses                  288       91       85
  Cumulative effect of adoption of
   SFAS 133                                     --        3       --
  Cumulative effect of adoption of
   EITF 99-20                                   --        3       --
  Amortization of deferred policy
   acquisition costs and present value
   of future profits                           531      566      604
  Additions to deferred policy
   acquisition costs and present value
   of future profits                          (987)    (975)    (916)
  Depreciation and amortization                 19      (18)     (28)
  Decrease (increase) in premiums
   receivable and agents' balances              (5)       5       14
  Increase (decrease) in other
   liabilities                                 (61)     (84)     375
  Change in receivables, payables, and
   accruals                                      2      (72)      53
  Increase in accrued tax                       76      115       34
  Decrease in deferred income tax               23        7       73
  Increase in future policy benefits           608      871      496
  Decrease (increase) in reinsurance
   recoverables                               (127)      21       32
  Other, net                                  (122)     (74)      24
                                          --------------------------
          NET CASH PROVIDED BY OPERATING
                              ACTIVITIES       671    1,105    1,333
                                          --------------------------
INVESTING ACTIVITIES
  Purchases of investments                 (12,470)  (9,766)  (5,800)
  Sales of investments                       5,769    4,564    4,230
  Maturity and principal paydowns of
   fixed maturity investments                2,266    2,227    1,521
  Acquisition of Fortis Financial Group         --     (683)      --
  Other                                         --       --        5
                                          --------------------------
  NET CASH USED FOR INVESTING ACTIVITIES    (4,435)  (3,658)     (44)
                                          --------------------------
FINANCING ACTIVITIES
  Capital contributions                        235      761       --
  Dividends paid                                --       --     (185)
  Net receipts from (disbursements for)
   investment and universal life-type
   contracts charged against
   policyholder accounts                     3,519    1,825   (1,103)
                                          --------------------------
         NET CASH PROVIDED BY (USED FOR)
                    FINANCING ACTIVITIES     3,754    2,586   (1,288)
                                          --------------------------
  Net increase (decrease) in cash              (10)      33        1
  Impact of foreign exchange                     2       (2)      --
  Cash -- beginning of year                     87       56       55
                                          --------------------------
  Cash -- end of year                     $     79  $    87  $    56
                                          --------------------------
Supplemental Disclosure of Cash Flow
 Information:
  Net Cash Paid During the Year for:
  Income taxes                            $     (2) $   (69) $   173

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These Consolidated Financial Statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company. In November 1998, Hartford Life Insurance Company transferred in the form of a dividend, Hartford Financial Services, LLC and its subsidiaries to HLA.

Pursuant to an initial public offering (the "IPO") on May 22, 1997, Hartford Life sold to the public 26 million shares of Class A Common Stock at $28.25 per share and received proceeds, net of offering expenses, of $687. The 26 million shares sold in the IPO represented approximately 18.6% of the equity ownership in Hartford Life. On June 27, 2000, The Hartford acquired all of the outstanding common shares of Hartford Life not already owned by The Hartford (The Hartford Acquisition). As a result of The Hartford Acquisition, Hartford Life became a direct subsidiary of Hartford Fire. During the third quarter of 2002, Hartford Life became a direct subsidiary of Hartford Holdings, Inc., a direct wholly owned subsidiary of The Hartford.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, and (d) corporate owned life insurance.

2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

(a) BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

(b) USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining reserves, deferred policy acquisition costs, valuation of investments and derivative instruments and contingencies.

(c) RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

(d) ADOPTION OF NEW ACCOUNTING STANDARDS

In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Under historical guidance, all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS No. 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS No. 145 also amends SFAS
No. 13, "Accounting for Leases" for the required accounting treatment of certain lease modifications that have economic effects similar to sale-leaseback transactions. SFAS No. 145 requires that those lease modifications be accounted for in the same manner as sale-leaseback transactions. The provisions of SFAS No. 145 related to SFAS No. 13 are effective for transactions occurring after May 15, 2002. Adoption of the provisions of SFAS No. 145 related to SFAS No. 13 did not have a material impact on the Company's consolidated financial condition or results of operations.

Effective September 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001". Under the consensus, costs related to the terrorist act should be reported as part of income from continuing operations and not as an extraordinary item. The Company has recognized and classified all direct and indirect costs associated with the attack of September 11 in accordance with the consensus. (For discussion of the impact of the September 11 terrorist attack ("September 11"), see Note 3.)

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 establishes an accounting model for long-lived assets to be disposed of by sale that applies to all long-lived assets, including discontinued operations. SFAS No. 144 requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. The provisions of SFAS No. 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. Adoption of SFAS No. 144 did not have a material impact on the Company's consolidated financial condition or results of operations.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations". SFAS
No. 141 eliminates the pooling-of-interests method of accounting for business combinations, requiring all business combinations to be accounted for under the purchase method. Accordingly, net assets acquired are recorded at fair value with any excess of cost over net assets assigned to goodwill. SFAS No. 141 also requires that certain intangible assets acquired in a business combination be recognized apart from goodwill. The provisions of SFAS No. 141 apply to all business combinations initiated after June 30, 2001. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial condition or results of operations.

In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets". Under SFAS No. 142, amortization of goodwill is precluded, however, its recoverability must be periodically (at least annually) reviewed and tested for impairment. Goodwill must be tested at the reporting unit level for impairment in the year of adoption, including an initial test performed within six months of adoption. If the initial test indicates a potential impairment, then a more detailed analysis to determine the extent of impairment must be completed within twelve months of adoption.

During the second quarter of 2002, the Company completed the review and analysis of its goodwill asset in accordance with the provisions of SFAS No. 142. The result of the analysis indicated that each reporting unit's fair value exceeded its carrying amount, including goodwill. As a result, goodwill for each reporting unit was not considered impaired. Adoption of all other provisions of SFAS No. 142 did not have a material impact on the Company's consolidated financial condition or results of operations. SFAS No. 142 also requires that useful lives for intangibles other than goodwill be reassessed and remaining amortization periods be adjusted accordingly. (For further discussion of the impact of SFAS No. 142, see Note 7.)

Effective April 1, 2001, the Company adopted EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Under the consensus, investors in certain securities with contractual cash flows, primarily asset-backed securities, are required to periodically update their best estimate of cash flows over the life of the security. If the fair value of the securitized financial asset is less than its carrying amount and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other than temporary impairment charge is recognized. The estimated cash flows are also used to evaluate whether there have been any changes in the securitized asset's estimated yield. All yield adjustments are accounted for on a prospective basis. Upon adoption of EITF Issue No. 99-20, the Company recorded a $3 charge as the net of tax cumulative effect of the accounting change.

Effective January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS Nos. 137 and
138. The standard requires, among other things, that all derivatives be carried on the balance sheet at fair value. The standard also specifies hedge accounting criteria under which a derivative can qualify for special accounting. In order to receive special accounting, the derivative instrument must qualify as a hedge of either the fair value or the variability of the cash flow of a qualified asset or liability, or forecasted transaction. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. The Company's policy prior to adopting SFAS No. 133 was to carry its derivative instruments on the balance sheet in a manner similar to the hedged item(s).

Upon adoption of SFAS No. 133, the Company recorded a $3 charge as the net of tax cumulative effect of the accounting change. This transition adjustment was primarily comprised of gains and losses on derivatives that had been previously deferred and not adjusted to the carrying amount of the hedged item. Also included in the transition adjustment were gains and losses related to recognizing at fair value all derivatives that are designated as fair-value hedging instruments offset by the difference between the book values and fair values of related hedged items attributable to the hedged risks. The entire transition amount was previously recorded in Accumulated Other Comprehensive Income ("AOCI") -- Unrealized Gain/Loss on Securities in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of hedged items were not affected by the implementation of SFAS No. 133. Upon adoption, the Company also reclassified $21, net of tax, to AOCI -- Gain on Cash-Flow Hedging Instruments from AOCI -- Unrealized Gain/Loss on Securities. This reclassification reflects the January 1, 2001 net unrealized gain for all derivatives that were designated as cash-flow hedging instruments. (For further discussion of the Company's derivative-related accounting policies, see Note 2(h).)

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB Statement No. 125". SFAS No. 140 revises the accounting for securitizations, other financial asset transfers and collateral arrangements. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. For recognition and disclosure of collateral and for additional disclosures related to securitization transactions, SFAS No. 140 was effective for the Company's December 31, 2000 financial statements. Adoption of SFAS No. 140 did not have a material impact on the Company's financial condition or results of operations.

In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation -- an Interpretation of Accounting Principles Board ("APB") Opinion No. 25" ("FIN 44"). FIN 44 clarifies the application of APB Opinion No. 25, "Accounting for Stock Issued to Employee", regarding the definition of employee, the criteria for determining a non-compensatory plan, the accounting for changes to the terms of a previously fixed stock option or award, the accounting for an exchange of stock compensation awards in a business combination and other stock compensation related issues. FIN 44 became effective July 1, 2000, with respect to new awards, modifications to outstanding awards and changes in grantee status that occur on or after that date. The adoption of FIN 44 did not have a material impact on the Company's consolidated financial condition or results of operations.

Effective January 1, 2000, The Hartford adopted Statement of Position ("SOP") No. 98-7, "Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk". This SOP provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. Adoption of this SOP did not have a material impact on the Company's consolidated financial condition or results of operations.

(e) FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires an enterprise to assess if consolidation of an entity is appropriate based upon its variable economic interests in a variable interest entity (VIE). The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. A direct or indirect ability to make decisions that significantly affect the results of the activities of a VIE is a strong indication that an enterprise has one or both of the characteristics that would require consolidation of the VIE.

FIN 46 is effective for new VIEs established subsequent to January 31, 2003 and for existing VIEs as of July 1, 2003. The Hartford invests in a variety of investment structures that require analysis under this Interpretation, including asset-backed securities, partnerships and certain trust securities and is currently assessing the impact of adopting FIN 46. Based upon a preliminary review, the adoption of FIN 46 is not expected to have a material impact on the Company's financial condition or results of operations as there were no material VIEs identified which would require consolidation. FIN 46 further requires the disclosure of certain information related to VIEs in which the Company holds a significant variable interest. The Company does not believe that it owns any such interests that require disclosure at this time.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value and also requires a guarantor to make new disclosures, even when the likelihood of making payments under the guarantee is remote. In general, the Interpretation applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying that is related to an asset, liability, or an equity security of the guaranteed party. The recognition provisions of FIN 45 are effective on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. See disclosures in Note 2(h), "Other Investment and Risk Management Activities -- Specific Strategies". Adoption of this statement is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- an Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34".
FIN 45 sets forth requirements for disclosures made by a guarantor and valuation of the guarantee for its interim and annual financial statements about its obligations under certain guarantees that it has issued.

On April 1, 1997 Hartford Life Insurance Company entered into a guarantee with Hartford-Comprehensive Employee Benefit Service Company ("CEBSCO"), an affiliate of the Company regarding the financial obligations associated with structured settlement contracts. CEBSCO enters into assignment agreements with unaffiliated companies where structured settlement liabilities are assigned to CEBSCO. CEBSCO purchases an annuity from Hartford

Life Insurance Company to fund the liability and the Company establishes a liability on its balance sheet. The total amount of the Company's exposure under the guarantee is equal to the initial liability established for the annuity contract.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between SFAS No. 146 and Issue 94-3 is that SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. SFAS No. 146 is effective for exit or disposal activities after December 31, 2002. Adoption of SFAS No. 146 will result in a change in the timing of when a liability is recognized if the Company has restructuring activities after December 31, 2002.

(f) EXPENSING STOCK OPTIONS

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure and Amendment to FASB No. 123", which provides three optional transition methods for entities that decide to voluntarily adopt the fair value recognition principles of SFAS No. 123, "Accounting for Stock Issued to Employees", and modifies the disclosure requirements of that Statement. Under the prospective method, stock-based compensation expense is recognized for awards granted after the beginning of the fiscal year in which the change is made. The modified prospective method recognizes stock-based compensation expense related to new and unvested awards in the year of change equal to that which would have been recognized had SFAS No. 123 been adopted as of its effective date, fiscal years beginning after December 15, 1994. The retrospective restatement method recognizes stock compensation costs for the year of change and restates financial statements for all prior periods presented as though the fair value recognition provisions of SFAS No. 123 had been adopted as of its effective date.

Beginning in January 2003, The Hartford adopted the fair value recognition provisions of accounting for employee stock compensation on a prospective basis.

Prior to January 2003, the Hartford applied the intrinsic value-based provisions set forth in APB Opinion No. 25. Under the intrinsic value method, compensation expense is determined on the measurement date, that is the first date on which both the number of shares the employee is entitled to receive, and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date. For the years ended December 31, 2002, 2001 and 2000, compensation expense related to The Hartford's stock based compensation plans, including non-option plans, was $6, $8 and $23 after-tax, respectively. The expense related to stock-based employee compensation included in the determination of net income for 2002 is less than that which would have been recognized if the fair value method had been applied to all awards since the effective date of SFAS No. 123.

(g) INVESTMENTS

The Company's investments in both fixed maturities, which include bonds, redeemable preferred stock and commercial paper, and equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" in accordance with SFAS No. 115. Accordingly, these securities are carried at fair value with the after-tax difference from amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share related to the Company's immediate participation guaranteed contracts and the related change in amortization of deferred policy acquisition costs, reflected in stockholders' equity as a component of accumulated other comprehensive income. Policy loans are carried at outstanding balance which approximates fair value. Other investments consist primarily of limited partnership investments which are accounted for by the equity method. The Company's net income from partnerships is included in net investment income. Other investments also include mortgage loans carried at amortized cost and derivatives at fair value.

The fair value of securities is based upon quoted market prices when available or broker quotations. Where market prices or broker quotations are not available, management typically estimates the fair value based upon discounted cash flows, applying current interest rates for similar financial instruments with comparable terms and credit quality. The estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security were sold immediately. Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations.

Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were $(1), $(1) and $(9) for the years ended December 31, 2002, 2001 and 2000, respectively. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them. Net realized capital gains and losses, after deducting the life and pension policyholders' share and related amortization of deferred policy acquisition costs for certain products, are reported as a component of revenues and are determined on a specific identification basis.

The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other than temporary. If so, the security is deemed to be impaired and, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis. The Company has a security monitoring process comprised of a committee of investment and accounting professionals that identifies securities that, due to certain characteristics are subjected to an enhanced analysis on a quarterly basis. Such characteristics include but are not limited to a deterioration of the financial condition of the issuer, the magnitude and duration of unrealized losses, credit rating and industry category.

The primary factors considered in evaluating whether a decline in value for fixed income and equity securities is other than temporary include: (a) the length of time and the extent to which the fair value has been less than cost,
(b) the financial conditions and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery. Additionally, for certain securitized financial assets with contractual cash flows (including asset-backed securities), EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that the fair value of its securitized financial asset is less than its carrying amount and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment charge is recognized. Furthermore, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for appropriate valuation on an ongoing basis.

(h) DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards and exchange traded futures and options to manage risk through one of four Company-approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into income enhancement and replication transactions.

The Company also periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

All of the Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/ or approved, as applicable, by the State of Connecticut and State of New York Insurance Departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION OF
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Effective January 1, 2001, and in accordance with SFAS No. 133, all derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as
(1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency, fair-value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting under SFAS No. 133. Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as realized capital gains or losses. Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item. Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges, are recorded in either current period earnings or AOCI, depending on whether the hedge transaction is a fair-value hedge or a cash-flow hedge. If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within stockholder's equity. Changes in the fair value of derivative instruments held for other investment and risk management purposes are reported in current period earnings as realized capital gains and losses. As of December 31, 2002, the Company carried $179 of derivative assets in other investments and $78 of derivative liabilities in other liabilities. As of December 31, 2001, the Company carried $113 of derivative assets in other investments and $72 of derivative liabilities in other liabilities.

HEDGE DOCUMENTATION AND EFFECTIVENESS TESTING

At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. In connection with the implementation of SFAS No. 133, the Company designated anew all existing hedge relationships. The documentation process includes linking all derivatives that are designated as fair-value, cash flow or foreign-currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. At inception, and on a quarterly basis, the change in value of the hedging instrument and the change in value of the hedged item are measured to assess the validity of maintaining special hedge accounting. Hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. Hedge effectiveness is evaluated primarily based on regression analysis or the cumulative change in cash flow or fair value, as appropriate. If it is determined that a derivative is no longer highly effective as a hedge, the Company discontinues hedge accounting in the period in which effectiveness was lost and prospectively, as discussed below under discontinuance of hedge accounting.

CREDIT RISK

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company, and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified weekly and netted, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by the Company's internal compliance unit, reviewed frequently by senior management and reported to The Finance Committee of The Hartford's Board of Directors. The Company also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

EMBEDDED DERIVATIVES

The Company occasionally purchases or issues financial instruments that contain a derivative instrument that is embedded in the financial instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument, is carried at fair value with changes in fair value reported in realized gains and losses.

DISCONTINUANCE OF HEDGE ACCOUNTING

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) the derivative is dedesignated as a hedge instrument, because it is unlikely that a forecasted transaction will occur, or (3) the derivative expires or is sold, terminated, or exercised. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. The changes in the fair value of the hedged asset or liability are no longer recorded in earnings. When hedge accounting is discontinued because the Company becomes aware that it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings. In all other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are amortized into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

SFAS NO. 133 CATEGORIZATION OF THE COMPANY'S
HEDGING ACTIVITIES

CASH-FLOW HEDGES

General

For the year ended December 31, 2002 and 2001, the Company's gross gains and losses representing the total ineffectiveness of all cash-flow hedges were immaterial, with the net impact reported as net realized capital gains and losses.

Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the statement of income in which the hedged item is recorded. As of December 31, 2002 and 2001, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $7 and $2, respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains/losses as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is twelve months. As of December 31, 2002 and 2001, the Company held derivative notional value related to strategies categorized as cash-flow hedges of $2.9 billion and $2.2 billion, respectively. For the years ended December 31, 2002 and 2001, the net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges were immaterial.

Specific Strategies

The Company's primary use of cash flow hedging is to use interest-rate swaps as an "asset hedging" strategy, in order to convert interest receipts on floating-rate fixed maturity investments to fixed rates. When multiple assets are designated in a hedging relationship under SFAS No. 133, a homogeneity test is performed to ensure that the assets react similarly to changes in market conditions. To satisfy this requirement, at inception of the hedge, fixed maturity investments with identical variable rates are grouped together (for example: 1-month LIBOR or 3-month LIBOR, not both).

The Company enters into "receive fixed/pay variable" interest rate swaps to hedge the variability in the first LIBOR-based interest payments received on each pool of eligible variable rate fixed maturity investments. Ineffectiveness is measured by comparing the present value of the variable rate pay side of the swaps to the present value of the first anticipated variable rate interest receipts on the hedged fixed maturity investments. At December 31, 2002 and 2001, the Company held $2.5 billion and $1.9 billion, respectively, in derivative notional value related to this strategy.

The Company enters into foreign currency swaps to hedge the variability in cash flow associated with certain foreign dominated fixed maturity investments. The foreign currency swap agreements are structured to match the foreign currency cash flows of the foreign dominated fixed maturity investments (i.e. par/notional value, currency, initial cost, maturity date, and payment dates). If hedge ineffectiveness exists, it is recorded as net realized capital gain or loss. Notional value of foreign currency swaps at December 31, 2002 and 2001 totaled $386 and $144, respectively.

FAIR-VALUE HEDGES

General

For the year ended December 31, 2002 and 2001, the Company's gross gains and losses representing the total ineffectiveness of all fair-value hedges were immaterial, with the net impact reported as realized capital gains/ losses. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness. As of December 31, 2002 and 2001, the Company held $159 and $215, respectively, in derivative notional value related to strategies categorized as fair-value hedges.

Specific Strategies

The Company purchases interest rate caps and sells interest rate floor contracts in an "asset hedging" strategy utilized to offset corresponding interest rate caps and floors that exist in certain of its variable-rate fixed maturity investments. The standalone interest rate cap and floor contracts are structured to offset those embedded in the hedged investment. The calculation of ineffectiveness involves a comparison of the present value of the cumulative change in the expected future cash flows on the interest rate cap/floor and the present value of the cumulative change in the expected future interest cash flows that are hedged on the fixed maturity investment. If hedge ineffectiveness exists, it is recorded as net realized capital gain or loss. All hedges involving variable rate bonds with embedded interest rate caps and floors are perfectly matched with respect to notional values, payment dates, maturity, index, and the hedge relationship does not contain any other basis differences. No component of the hedging instrument's fair value is excluded from the determination of effectiveness. At December 31, 2002 and 2001 the Company held $129 and $149, respectively, in derivative notional value related to this strategy.

OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

General

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or enhance income, and do not receive hedge accounting treatment. Swap agreements, interest rate cap and floor agreements and option contracts are used to reduce economic risk. Income enhancement and replication transactions include the use of written covered call options, which offset embedded equity call options, total return swaps and synthetic replication of cash market instruments. The change in the value of all derivatives held for other investment and risk management purposes is reported in current period earnings as realized capital gains or losses. For the year ended December 31, 2002 and 2001, the Company recognized after-tax net losses of $7 and $14, respectively (reported as net realized capital gains and losses in the statement of income), which represented the total change in value for other derivative-based strategies which do not qualify for hedge accounting under SFAS No. 133. As of December 31, 2002 and 2001, the Company held $3.4 billion and $2.7 billion, respectively in derivative notional value related to strategies categorized as Other Investment and Risk Management Activities.

Specific Strategies

The Company issues liability contracts in which policyholders have the option to surrender their policies at book value and that guarantee a minimum credited rate of interest. Typical products with these features include Whole Life, Universal Life and Repetitive Premium Variable Annuities. The Company uses interest rate cap and swaption contracts as an economic hedge, classified for internal purposes as a "liability hedge", thereby mitigating the Company's loss in a rising interest rate environment. The Company is exposed to the situation where interest rates rise and the Company is not able to raise its credited rates to competitive yields. The policyholder can then surrender at book value while the underlying bond portfolio may experience a loss. The increase in yield in a rising interest rate environment due to the interest rate cap and swaption contracts may be used to raise credited rates, increasing the Company's competitiveness and reducing the policyholder's incentive to surrender. In accordance with Company policy, the amount of notional value will not exceed the book value of the liabilities being hedged and the term of the derivative contract will not exceed the average maturity of the liabilities. As of December 31, 2002 and 2001, the Company held $516 in derivative notional value related to this strategy.

When terminating certain hedging relationships, the Company will enter a derivative contract with terms and conditions that directly offset the original contract, thereby offsetting its changes in value from that date forward. The Company dedesignates the original contract and records the changes in value of both the original contract and the new offsetting contract through realized capital gains and losses. At December 31, 2002 and 2001, the Company held
$1.4 billion and $1.0 billion in derivative notional value related to this strategy.

Periodically, the Company enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool. The Company assumes credit exposure to individual entities through credit default swaps. In assuming this obligation, the Company receives a periodic fee. These contracts obligate the Company to compensate the derivative counterparty in the event of bankruptcy, failure to pay or restructuring, and in return, the company will receive a debt obligation of the referenced entity. The maximum potential future exposure to the Company is the notional value of the swap contracts, which was $49 after tax as of December 31, 2002. The market value of these swaps was immaterial at December 31, 2002. The Company did not transact in credit default swaps in 2001. The term of the credit default swaps range from 3-5 years. The Company also assumes exposure to an asset pool through total return swaps. As of December 31, 2002 and 2001, the maximum potential future exposure to the Company $68 and $10 after tax, respectively. The market value of these swaps at December 31, 2002 and 2001 was a loss of $42 and $51, respectively, which was reported on the balance sheet in Other Liabilities. The term of the total return swaps range from 6 months to 10 years. These arrangements are entered into to modify portfolio duration or to increase diversification while controlling transaction costs. At December 31, 2002 and 2001, the Company held $307 and $230, respectively, in derivative notional value related to this strategy.

The Company issues an option in an "asset hedging" strategy utilized to monetize the option embedded in certain of its fixed maturity investments. The Company receives a premium for issuing the freestanding option. The written option grants the holder the ability to call the bond at a predetermined strike value. The maximum potential future economic exposure is represented by the then fair value of the bond in excess of the strike value which is expected to be entirely offset by the appreciation in the value of the embedded long option. The structure is designed such that the fixed maturity investment and freestanding option have identical expected lives, typically 2-5 years. At December 31, 2002 and 2001, the Company held $371 and $402, respectively, in derivative notional value related to the written option and held $371 and $402, respectively, of derivative notional value related to the embedded option.

Periodically, in order to mitigate its foreign currency risk, the Company enters into a costless collar strategy. Accordingly, the Company purchases foreign put options and writes foreign call options to hedge the foreign currency exposures in certain of its foreign fixed maturity investments. At December 31, 2002, the maximum potential exposure to the Company was $1 after tax. At December 31, 2002 and 2001, the Company held $275 and $0, respectively, in derivative notional value related to this strategy. The term of the options is up to 4 months.

(i) SEPARATE ACCOUNTS

Hartford Life Insurance Company maintains separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein Hartford Life Insurance Company contractually guarantees either a minimum return or account value to the policyholder. The fees earned for administrative and contractholder maintenance services performed for these separate accounts are included in fee income.

(j) DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs, which include commissions and certain other expenses that vary with and are primarily associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, usually 20 years. The deferred costs are recorded as an asset commonly referred to as deferred policy acquisition costs ("DAC"). At December 31, 2002 and 2001, the carrying value of the Company's DAC was $5.0 billion and $4.8 billion, respectively.

DAC related to traditional policies are amortized over the premium-paying period in proportion to the present value of annual expected premium income. Adjustments are made each year to recognize actual experience as compared to assumed experience for the current period.

DAC related to investment contracts and universal life-type contracts are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs") from projected investment, mortality and expense margins and surrender charges. A portion of the DAC amortization is allocated to realized gains and losses. The DAC balance is also adjusted by an amount that represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had unrealized amounts been realized. Actual gross profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization.

The Company regularly evaluates its estimated gross profits to determine if actual experience or other evidence suggests that earlier estimates should be revised. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread and estimated mortality. The separate account fund performance assumption is critical to the development of the EGPs related to the Company's variable annuity and variable life insurance businesses. The average long-term rate of assumed separate account fund performance used in estimating gross profits for the variable annuity and variable life business was 9% at December 31, 2002 and 2001. For all other products including fixed annuities and other universal life type contracts the average assumed investment yield ranged from 5% to 8.5% for the years ended December 31, 2002 and 2001.

Due to the increased volatility and precipitous decline experienced by the U.S. equity markets in 2002, the Company enhanced its DAC evaluation process during the course of the year. The Company developed sophisticated modeling capabilities, which allowed it to run 250 stochastically determined scenarios of separate account fund performance. These scenarios were then utilized to calculate a reasonable range of estimates for the present value of future gross profits. This range is then compared to the present value of future gross profits currently utilized in the DAC amortization model. As of December 31, 2002, the current estimate falls within the reasonable range, and therefore, the Company does not believe there is evidence to suggest a revision to the EGPs is necessary.

Additionally, the Company has performed various sensitivity analyses with respect to separate account fund performance to provide an indication of future separate account fund performance levels, which could result in the need to revise future EGPs. The Company has estimated that a revision to the future EGPs is unlikely in 2003 in the event that the separate account fund performance meets or exceeds the Company's long-term assumption of 9% and that a revision is likely if the overall separate account fund performance is negative for the year. In the event that separate account fund performance falls between 0% and 9% during 2003, the Company will need to evaluate the actual gross profits versus the mean EGPs generated by the stochastic DAC analysis and determine whether or not to make a revision to the future EGPs. Factors that will influence this determination include the degree of volatility in separate account fund performance, when during the year performance becomes negative and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index, although no assurance can be provided that this correlation will continue in the future.

Should the Company change its assumptions utilized to develop EGPs (commonly referred to as "unlocking") the Company would record a charge (or credit) to bring its DAC balance to the level it would have been had EGPs been calculated using the new assumptions from the date of each policy. The Company evaluates all critical assumptions utilized to develop EGPs (e.g. lapse, mortality) and will make a revision to future EGPs to the extent that actual experience is significantly different than expected.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' money held in the separate accounts is invested in the equity market.

(k) RESERVE FOR FUTURE POLICY BENEFITS

Hartford Life establishes and carries as liabilities actuarially determined reserves which are calculated to meet the Company's future obligations. Reserves for life insurance and disability contracts are based on actuarially recognized methods using prescribed morbidity and mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. These reserves are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's disability or death. Reserves also include unearned premiums, premium deposits, claims incurred but not reported and claims reported but not yet paid. Reserves for assumed reinsurance are computed in a manner that is comparable to direct insurance reserves.

Liabilities for future policy benefits are computed by the net level premium method using interest assumptions ranging from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued. Claim reserves, which are the result of sales of group long-term and short-term disability, stop loss, and Medicare supplement, are state at amounts determined by estimates on individual cases and estimates of unreported claims based on past experience.

(l) OTHER POLICYHOLDER FUNDS

Other policyholder funds and benefits payable include reserves for investment contracts without life contingencies, corporate owned life insurance and universal life insurance contracts. Of the amounts included in this item, $20.6 billion and $14.9 billion, as of December 31, 2002 and 2001, respectively, represent net policyholder obligations. The liability for policy benefits for universal life-type contracts is equal to the balance that accrues to the benefit of policyholders, including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

For investment contracts, policyholder liabilities are equal to the accumulated policy account values, which consist of an accumulation of deposit payments plus credited interest, less withdrawals and amounts assessed through the end of the period.

(m) REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. Traditional life and the majority of the Company's accident and health products are long duration contracts, and premiums are recognized as revenue when due from policyholders. Retrospective and contingent commissions and other related expenses are incurred and recorded in the same period that the retrospective premiums are recorded or other contract provisions are met.

(n) FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. Gains and losses on foreign currency transactions are reflected in earnings. The national currencies of the international operations are their functional currencies.

(o) DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in force accounted for 6%, 8% and 17% as of December 31, 2002, 2001 and 2000, respectively, of total life insurance in force. Dividends to policyholders were $65, $68 and $67 for the years ended December 31, 2002, 2001 and 2000, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to the stockholder, the policyholders' share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

(p) REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

(q) INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

3. SEPTEMBER 11, 2001

As a result of September 11, the Company recorded an estimated loss amounting to $9, net of taxes and reinsurance, in the third quarter of 2001. The Company based the loss estimate upon a review of insured exposures using a variety of assumptions and actuarial techniques, including estimated amounts for unknown and unreported policyholder losses and costs incurred in settling claims. Also included was an estimate of amounts recoverable under the Company's ceded reinsurance programs. In the first quarter of 2002, the Company recognized a $3 after-tax benefit related to favorable development of reserves related to September 11. As a result of the uncertainties involved in the estimation process, final claims settlement may vary from present estimates.

4. SALE OF SUDAMERICANA
HOLDING S.A.

On September 7, 2001, Hartford Life Insurance Company completed the sale of its ownership interest in an Argentine subsidiary, Sudamericana Holding S.A. The Company recognized an after-tax net realized capital loss of $11 related to the sale.

5. INVESTMENTS AND DERIVATIVE INSTRUMENTS

(a) COMPONENTS OF NET INVESTMENT INCOME

                                                               For the years ended
                                                                   December 31,
                                                              ----------------------
                                                               2002    2001    2000
                                                              ----------------------
Interest income from fixed maturities                         $1,235  $1,105  $  959
Interest income from policy loans                                251     304     305
Income from other investments                                    114      99      75
                                                              ----------------------
Gross investment income                                        1,600   1,508   1,339
Less: Investment expenses                                         17      13      13
                                                              ----------------------
                                       NET INVESTMENT INCOME  $1,583  $1,495  $1,326
                                                              ----------------------

(b) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                               For the years ended
                                                                  December 31,
                                                              ---------------------
                                                               2002   2001    2000
                                                              ---------------------
Fixed maturities                                              $(285)  $(52)  $(106)
Equity securities                                                (4)   (17)      3
Real estate and other                                            --    (23)      9
Change in liability to policyholders for net realized
 capital gains                                                    1      1       9
                                                              ---------------------
                         NET REALIZED CAPITAL GAINS (LOSSES)  $(288)  $(91)  $ (85)
                                                              ---------------------

(c) NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES

                                                              For the years ended
                                                                  December 31,
                                                              --------------------
                                                               2002   2001   2000
                                                              --------------------
Gross unrealized capital gains                                 $  2    $ 1    $ 2
Gross unrealized capital losses                                 (19)    (8)    (5)
                                                              --------------------
Net unrealized capital gains (losses)                           (17)    (7)    (3)
Deferred income taxes and other items                            (6)    (1)    (1)
                                                              --------------------
Net unrealized capital gains (losses), net of tax               (11)    (6)    (2)
Balance -- beginning of year                                     (6)    (2)     5
                                                              --------------------
   NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY
                                                  SECURITIES   $ (5)   $(4)   $(7)
                                                              --------------------

(d) NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES

                                                               For the years ended
                                                                  December 31,
                                                              ---------------------
                                                               2002    2001   2000
                                                              ---------------------
Gross unrealized capital gains                                $1,389   $ 514  $ 269
Gross unrealized capital losses                                 (278)   (305)  (231)
Unrealized capital (gains) losses credited to policyholders      (58)    (24)   (10)
                                                              ---------------------
Net unrealized capital gains (losses)                          1,053     185     28
Deferred income taxes and other items                            579      65     10
                                                              ---------------------
Net unrealized capital gains (losses), net of tax                474     120     18
Balance -- beginning of year                                     120      18   (260)
                                                              ---------------------
    NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED
                                                  MATURITIES  $  354   $ 102  $ 278
                                                              ---------------------

(e) FIXED MATURITY INVESTMENTS

                                                                       As of December 31, 2002
                                                              ------------------------------------------
                                                                           Gross       Gross
                                                              Amortized  Unrealized  Unrealized   Fair
                                                                Cost       Gains       Losses     Value
                                                              ------------------------------------------
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored)                                    $   255     $    9      $  --     $   264
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored) -- asset backed                      2,063         64         (2)      2,125
States, municipalities and political subdivisions                   27          4         (1)         30
International governments                                          422         43         (1)        464
Public utilities                                                 1,160         70        (29)      1,201
All other corporate, including international                    11,094        822       (128)     11,788
All other corporate -- asset backed                              7,152        348       (100)      7,400
Short-term investments                                             940          1         --         941
Certificates of deposit                                            561         28        (17)        572
Redeemable preferred stock                                           1         --         --           1
                                                              ------------------------------------------
                                      TOTAL FIXED MATURITIES   $23,675     $1,389      $(278)    $24,786
                                                              ------------------------------------------

                                                                        As of December 31, 2001
                                                              --------------------------------------------
                                                                           Gross       Gross
                                                              Amortized  Unrealized  Unrealized    Fair
                                                                Cost       Gains       Losses      Value
                                                              --------------------------------------------
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored)                                    $   247      $ 15       $  (2)     $   260
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored) -- asset backed                      1,179        26          (3)       1,202
States, municipalities and political subdivisions                   44         4          (1)          47
International governments                                          312        18          (3)         327
Public utilities                                                   994        14         (26)         982
All other corporate, including international                     8,829       283        (146)       8,966
All other corporate -- asset backed                              5,816       142        (104)       5,854
Short-term investments                                           1,008        --          --        1,008
Certificates of deposit                                            503        12         (20)         495
Redeemable preferred stock                                           1        --          --            1
                                                              --------------------------------------------
                                      TOTAL FIXED MATURITIES   $18,933      $514       $(305)     $19,142
                                                              --------------------------------------------

The amortized cost and fair value of fixed maturity investments as of December 31, 2002 by contractual maturity year are shown below. Estimated maturities differ from contractual maturities due to call or prepayment provisions. Asset backed securities, including mortgage backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience.

                                                              Amortized    Fair
                                                                Cost       Value
                                                              --------------------
MATURITY
One year or less                                               $ 3,032    $ 3,051
Over one year through five years                                 9,166      9,479
Over five years through ten years                                6,325      6,708
Over ten years                                                   5,152      5,548
                                                              --------------------
                                                       TOTAL   $23,675    $24,786
                                                              --------------------

(f) SALES OF FIXED MATURITY AND EQUITY SECURITY INVESTMENTS

Sales of fixed maturities, excluding short-term fixed maturities, for the years ended December 31, 2002, 2001 and 2000 resulted in proceeds of $5.6 billion, $4.6 billion and $3.0 billion, gross realized capital gains of $117, $82 and $29, and gross realized capital losses of $60, $44 and $109, respectively. Sales of equity security investments for the years ended December 31, 2002, 2001 and 2000 resulted in proceeds of $11, $42 and $15, respectively. There were no realized gains on sales of equity securities for the years ended December 31, 2002 and 2001. Sales of equity security investments for the year ended
December 31, 2000 resulted in gross realized capital gains of $5. Sales of equity security investments for the years ended December 31, 2002, 2001 and 2000 resulted in gross realized capital losses of $3, $17 and $2, respectively.

(g) CONCENTRATION OF CREDIT RISK

The Company is not exposed to any concentration of credit risk in fixed maturities of a single issuer greater than 10% of stockholder's equity.

(h) DERIVATIVE INSTRUMENTS

The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. Notional amounts pertaining to derivative instruments (excluding guaranteed separate accounts) totaled $6.5 billion at December 31, 2002 and $5.1 billion at December 31, 2001.

The Company uses derivative instruments in its management of market risk consistent with four risk management strategies: hedging anticipated transactions, hedging liability instruments, hedging invested assets and hedging portfolios of assets and/or liabilities.

A reconciliation between notional amounts as of December 31, 2002 and 2001 by derivative type and strategy is as follows:

                                                                                      BY DERIVATIVE TYPE
                                                             --------------------------------------------------------------------
                                                             December 31, 2001                 Maturities/     December 31, 2002
                                                              Notional Amount    Additions  Terminations (1)    Notional Amount
                                                             --------------------------------------------------------------------
        Caps                                                       $  577         $   --           $ 20              $  557
        Floors                                                        295             --             20                 275
        Swaps/Forwards                                              3,302          1,694            462               4,534
        Futures                                                        77            110            187                  --
        Options                                                       894            438            229               1,103
                                                             --------------------------------------------------------------------
                                                      TOTAL        $5,145         $2,242           $918              $6,469
                                                             --------------------------------------------------------------------

                                                                                         BY STRATEGY
                                                             --------------------------------------------------------------------
        Liability                                                  $  677         $   --           $ --              $  677
        Anticipatory                                                   77            110            187                  --
        Asset                                                       4,251          2,132            731               5,652
        Portfolio                                                     140             --             --                 140
                                                             --------------------------------------------------------------------
                                                      TOTAL        $5,145         $2,242           $918              $6,469
                                                             --------------------------------------------------------------------

    (1) During 2002, the Company had no significant gain or loss on terminations of hedge positions using derivative financial instruments.

(i) COLLATERAL ARRANGEMENTS

Hartford Life Insurance Company entered into various collateral arrangements which require both the pledging and accepting of collateral in connection with its derivative instruments and repurchase agreements. As of December 31, 2002 and 2001, collateral pledged has not been separately reported in the Consolidated Balance Sheet. The classification and carrying amounts of collateral pledged at December 31, 2002 and 2001 were as follows:

                                                                      2002             2001
                                                                 --------------------------------
ASSETS
  U.S. Gov't and Gov't agencies and authorities (guaranteed
   and sponsored)                                                $           --   $             1
  U.S. Gov't and Gov't agencies and authorities (guaranteed
   and sponsored -- asset backed                                              8                --
                                                                 --------------------------------
                                                                 $            8   $             1
                                                                 --------------------------------

At December 31, 2002 and 2001, Hartford Life Insurance Company had accepted collateral consisting of cash, U.S. Government, and U.S. Government agency securities with a fair value of $407 and $148, respectively. At December 31, 2002 and 2001, only cash collateral of $173 and $89, respectively, was invested and recorded on the balance sheet in fixed maturities and other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2002 and 2001. As of December 31, 2002 and 2001 all collateral accepted was held in separate custodial accounts.

6. FAIR VALUE OF FINANCIAL INSTRUMENTS
SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts. Hartford Life Insurance Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument.

Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management. Other investments also include mortgage loans, whereby the carrying value approximates fair value.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of Hartford Life Insurance Company's financial instruments as of December 31, 2001 and 2000 were as follows:

                                                                    2002               2001
                                                              ------------------------------------
                                                              Carrying   Fair    Carrying   Fair
                                                               Amount    Value    Amount    Value
                                                              ------------------------------------
ASSETS
  Fixed maturities                                            $24,786   $24,786  $19,142   $19,142
  Equity securities                                               120       120       64        64
  Policy loans                                                  2,895     2,895    3,278     3,278
  Other investments                                               918       918    1,136     1,136
LIABILITIES
  Other policyholder funds (1)                                 16,266    16,566   15,648    15,514
                                                              ------------------------------------

    (1) Excludes universal life insurance contracts, including corporate owned life insurance.

7. GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted SFAS No. 142 and accordingly ceased all amortization of goodwill.

The following tables show net income for the years ended December 31, 2002, 2001 and 2000, with the 2001 and 2000 periods adjusted for goodwill amortization recorded.

                                                              2002  2001  2000
                                                              ----------------
NET INCOME
  Income before cumulative effect of accounting changes       $426  $652  $487
  Goodwill amortization, net of tax                             --     4    --
                                                              ----------------
  Adjusted income before cumulative effect of accounting
   changes                                                     426   656   487
  Cumulative effect of accounting changes, net of tax           --    (6)   --
                                                              ----------------
                                         ADJUSTED NET INCOME  $426  $650  $487
                                                              ----------------

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                       2002                    2001
                                                              ----------------------------------------------
                                                                        Accumulated             Accumulated
                                                              Carrying      Net       Carrying      Net
                                                               Amount   Amortization   Amount   Amortization
                                                              ----------------------------------------------
AMORTIZED INTANGIBLE ASSETS
  PRESENT VALUE OF FUTURE PROFITS                               $525        $80         $568        $37
                                                              ----------------------------------------------

Net amortization expense for the years ended December 31, 2002, 2001 and 2000 was $43, $37 and $0, respectively.

Estimated future net amortization expense for the succeeding five years is as follows.

For the year ended December 31,
--------------------------------------------------------------------
2003                                                              $42
2004                                                              $39
2005                                                              $36
2006                                                              $34
2007                                                              $31
--------------------------------------------------------------------

8. SEPARATE ACCOUNTS

Hartford Life Insurance Company maintained separate account assets and liabilities totaling $105.3 billion and $114.3 billion at December 31, 2002 and 2001, respectively, which are reported at fair value. Separate account assets, which are segregated from other investments, reflect two categories of risk assumption: non-guaranteed separate accounts totaling $93.8 billion and $104.2 billion at December 31, 2002 and 2001, respectively, wherein the policyholder assumes substantially all the investment risks and rewards, and guaranteed separate accounts totaling $11.5 and $10.1 billion at December 31, 2002 and 2001, respectively, wherein Hartford Life Insurance Company contractually guarantees either a minimum return or account value to the policyholder. Included in non-guaranteed separate account assets were policy loans totaling $384 and $575 at December 31, 2002 and 2001, respectively. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income.

Separate account management fees and other revenues were $1.1 billion, $1.2 billion and $1.3 billion in 2002, 2001 and 2000, respectively. The guaranteed separate accounts include fixed market value adjusted (MVA) individual annuities and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.3% and 6.4% as of December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $11.1 billion and $9.8 billion in fixed maturities at December 31, 2002 and 2001, respectively, and $385 and $234 of other invested assets at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, fixed MVA annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $135 and $37 in carrying value and $3.6 billion and $3.2 billion in notional amounts as of December 31, 2002 and 2001, respectively.

9. STATUTORY RESULTS

                                                               For the years ended December 31,
                                                              ----------------------------------
                                                                 2002        2001        2000
                                                              ----------------------------------
Statutory net income (loss)                                     $ (305)     $ (485)     $  283
                                                              ----------------------------------
Statutory capital and surplus                                   $2,354      $2,412      $1,972
                                                              ----------------------------------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2003, without prior regulatory approval, is estimated to be $235.

Hartford Life Insurance Company and its domestic insurance subsidiaries prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable state of domicile. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in March 1998. The effective date for the statutory accounting guidance was January 1, 2001. Each of Hartford Life Insurance Company's domiciliary states has adopted Codification and the Company has made the necessary changes in its statutory reporting required for implementation. The overall impact of applying the new guidance resulted in a one-time statutory cumulative transition benefit of approximately $38 in statutory surplus in 2001.

10. POSTRETIREMENT BENEFIT AND SAVINGS PLANS

(a) PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, allocated by The Hartford to Hartford Life Insurance Company, was $10, $11 and $5 in 2002, 2001 and 2000, respectively. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was not material to the results of operations for 2002, 2001 and 2000.

(b) INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to Hartford Life Insurance Company for this plan was approximately $5, $6 and $5 in 2002, 2001 and 2000, respectively.

11. REINSURANCE

Hartford Life Insurance Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfer does not relieve Hartford Life Insurance Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to Hartford Life Insurance Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. Hartford Life Insurance Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2002, Hartford Life had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholders' equity.

In accordance with normal industry practice, Hartford Life Insurance Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2002, the largest amount of life insurance retained on any one life by any one of the life operations was approximately $2.5. In addition, the Company reinsures the majority of the minimum death benefit guarantees and the guaranteed withdrawal benefits offered in connection with its variable annuity contracts.

Insurance net retained premiums were comprised of the following:

                                                               For the years ended December 31,
                                                              ----------------------------------
                                                                 2002        2001        2000
                                                              ----------------------------------
Gross premiums                                                  $2,815      $3,152      $2,885
Reinsurance assumed                                                 45          79          44
Reinsurance ceded                                                 (715)       (980)       (723)
                                                              ----------------------------------
                                       NET RETAINED PREMIUMS    $2,145      $2,251      $2,206
                                                              ----------------------------------

Hartford Life Insurance Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

The Company is currently in arbitration with one of its reinsurers related to this reinsurance (see further discussion in Note 13(a)).

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $670, $693 and $578 for the years ended December 31, 2002, 2001 and 2000, respectively. Hartford Life Insurance Company also assumes reinsurance from other insurers.

Hartford Life Insurance Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require Hartford Life Insurance Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

Hartford Life Insurance Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $96, $178 and $101 in 2002, 2001 and 2000, respectively, and accident and health premium of $373, $418 and $429, respectively, to HLA.

12. INCOME TAX

Hartford Life Insurance Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

The Company is included in The Hartford's consolidated Federal income tax return. The Company's effective tax rate was 1%, 6% and 28% in 2002, 2001 and 2000, respectively.

Income tax expense (benefit) is as follows:

                                                               For the years ended December 31,
                                                              ----------------------------------
                                                                2002        2001         2000
                                                              ----------------------------------
Current                                                          $ 4        $(202)       $121
Deferred                                                          (2)         246          73
                                                              ----------------------------------
                                          INCOME TAX EXPENSE     $ 2        $  44        $194
                                                              ----------------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                               For the years ended December 31,
                                                              ----------------------------------
                                                                 2002        2001        2000
                                                              ----------------------------------
Tax provision at the U.S. federal statutory rate                 $150        $244        $238
Tax preferred investments                                         (63)        (60)        (24)
IRS audit settlement (See Note 13(c))                             (76)         --         (24)
Tax adjustment (See Note 13(c))                                    --        (144)         --
Foreign related investments                                        (6)         --          --
Other                                                              (3)          4           4
                                                              ----------------------------------
                                                       TOTAL     $  2        $ 44        $194
                                                              ----------------------------------

Deferred tax assets (liabilities) include the following as of December 31:

                                                                     2001        2000
                                                              ------------------------
Tax basis deferred policy acquisition costs                          $ 699       $ 737
Financial statement deferred policy acquisition costs and
 reserves                                                             (724)       (494)
Employee benefits                                                        7          12
Net unrealized capital losses (gains) on securities                   (422)        (95)
Net operating loss carryforward/Minimum tax credits                    249          64
Investments and other                                                  (52)       (235)
                                                              ------------------------
                                                       TOTAL         $(243)      $ (11)
                                                              ------------------------

Hartford Life Insurance Company had a current tax receivable of $89 and $144 as of December 31, 2002 and 2001, respectively.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and, based on current tax law, will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on the balance in this account, which for tax return purposes was $104 as of December 31, 2002.

13. COMMITMENTS AND CONTINGENT LIABILITIES

(a) LITIGATION

Hartford Life Insurance Company is or may become involved in various legal actions, in the normal course of its business, in which claims for alleged economic and punitive damages have been or may be asserted, some for substantial amounts. Some of the pending litigation has been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

On March 15, 2002, a jury in the U.S. District Court for the Eastern District of Missouri issued a verdict in Bancorp Services, LLC ("Bancorp") v. Hartford Life Insurance Company, et al. in favor of Bancorp in the amount of $118. The case involved claims of patent infringement, misappropriation of trade secrets, and breach of contract against the Company and its affiliate International Corporate Marketing Group, Inc. ("ICMG"). The judge dismissed the patent infringement claim on summary judgment. The jury's award was based on the last two claims. On August 28, 2002, the Court entered an order awarding Bancorp prejudgment interest on the breach of contract claim in the amount of $16.

The Company and ICMG have appealed the judgment on the trade secret and breach of contract claims. Bancorp has cross-appealed the pretrial dismissal of its patent infringement claim. The Company's management, based on the advice of its legal counsel, believes that there is a substantial likelihood that the judgment will not survive at its current amount. Based on the advice of legal counsel regarding the potential outcomes of this litigation, the Company recorded an $11 after-tax charge in the first quarter of 2002 to increase litigation reserves associated with this matter. Should Hartford Life Insurance Company and ICMG not succeed in eliminating or reducing the judgment, a significant additional expense would be recorded in the future related to this matter.

The Company is involved in arbitration with one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involves alleged breaches under the reinsurance treaties. Although the Company believes that its position in this pending arbitration is strong, an adverse outcome could result in a decrease to the Company's statutory surplus and capital and potentially increase the death benefit costs incurred by the Company in the future. The arbitration hearing was held during the fourth quarter of 2002, but no decision has been rendered.

(b) LEASES

The rent paid to Hartford Fire for space occupied by the Company was $15, $15 and $15 in 2002, 2001 and 2000, respectively. Future minimum rental commitments are as follows:

2003                                                             $16
2004                                                              16
2005                                                              16
2006                                                              16
2007                                                              16
Thereafter                                                        32
                                                                 ---
                                                       TOTAL     $112
                                                                 ---

The principal executive offices of Hartford Life Insurance Company, together with its parent, are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $10, $11 and $11 in 2002, 2001 and 2000, respectively.

(c) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). Throughout the audit of the 1996-1997 years, the Company and the IRS have been engaged in an ongoing dispute regarding what portion of the separate account dividends-received deduction ("DRD") is deductible by the Company. During 2001 the Company continued its discussions with the IRS. As part of the Company's due diligence with respect to this issue, the Company closely monitored the activities of the IRS with respect to other taxpayers on this issue and consulted with outside tax counsel and advisors on the merits of the Company's separate account DRD. The due diligence was completed during the third quarter of 2001 and the Company concluded that it was probable that a greater portion of the separate account DRD claimed on its filed returns would be realized. Based on the Company's assessment of the probable outcome, the Company concluded an additional $144 tax benefit was appropriate to record in the third quarter of 2001, relating to the tax years 1996-2000. Additionally, the Company increased its estimate of the separate account DRD recognized with respect to tax year 2001 from $44 to $60. Furthermore, for tax year 2002, this amount was $63. During 2000, the Company had recorded a $24 tax benefit as a result of a final settlement with the IRS on different aspects of the Company's share of the dividends-received deduction for the 1993-1995 tax years.

Earlier in 2002, the Company and its IRS agent requested advice from the National Office of the IRS with respect to certain aspects of the computation of the separate account DRD that had been claimed by the Company for the 1996-1997 audit period. During September 2002 the IRS National Office issued a ruling that confirmed that the Company had properly computed the items in question in the separate account DRD claimed on its 1996-1997 tax returns. Additionally, during the third quarter, the Company reached agreement with the IRS on all other issues with respect to the 1996-1997 tax years. The Company recorded a benefit of $76 during the third quarter of 2002, primarily relating to the tax treatment of such issues for the 1996-1997 tax years, as well as appropriate carryover adjustments to the 1998-2002 years. The Company will continue to monitor further developments surrounding the computation of the separate account DRD, as well as other items, and will adjust its estimate of the probable outcome of these issues as developments warrant. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

(d) UNFUNDED COMMITMENTS

At December 31, 2002, Hartford Life Insurance Company has outstanding commitments to fund limited partnership investments totaling $205. These capital commitments can be called by the partnerships during the commitment period (on average, 3-6 years) to fund working capital needs or the purchase of new investments. If the commitment period expires and has not been fully funded, Hartford Life Insurance Company is not required to fund the remaining unfunded commitment, but may elect to do so.

14. SEGMENT INFORMATION

Hartford Life Insurance Company is organized into three reportable operating segments which include Investment Products, Individual Life and Corporate Owned Life Insurance (COLI). Investment Products offers individual fixed and variable annuities, retirement plan services and other investment products. Individual Life sells a variety of life insurance products, including variable life, universal life, interest sensitive whole life and term life insurance. COLI primarily offers variable products used by employers to fund non-qualified benefits or other post-employment benefit obligations as well as leveraged COLI. The Company includes in "Other" corporate items not directly allocable to any of its reportable operating segments, as well as certain group benefit products including group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 2. Hartford Life Insurance Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues are not significant and primarily occur between corporate and the operating segments. These amounts include interest income on allocated surplus and the allocation of net realized capital gains and losses through net investment income utilizing the duration of the segment's investment portfolios. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States. The following tables present summarized financial information concerning the Company's segments as well as the Company's revenues by product.

                                                               For the years ended December 31,
                                                              ----------------------------------
                                                                 2002        2001        2000
                                                              ----------------------------------
TOTAL REVENUES
  Investment Products                                          $  2,185    $  2,114    $  2,068
  Individual Life                                                   858         774         545
  COLI                                                              592         717         765
  Other                                                            (195)         50          69
                                                              ----------------------------------
                                              TOTAL REVENUES   $  3,440    $  3,655    $  3,447
                                                              ----------------------------------
NET INVESTMENT INCOME
  Investment Products                                          $  1,057    $    867    $    724
  Individual Life                                                   223         204         142
  COLI                                                              277         352         366
  Other                                                              26          72          94
                                                              ----------------------------------
                                 TOTAL NET INVESTMENT INCOME   $  1,583    $  1,495    $  1,326
                                                              ----------------------------------
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS AND PVP
  Investment Products                                          $    385    $    413    $    477
  Individual Life                                                   146         153         127
  COLI                                                               --          --          --
  Other                                                              --          --          --
                                                              ----------------------------------
TOTAL AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS AND
 PRESENT VALUE OF FUTURE PROFITS                               $    531    $    566    $    604
                                                              ----------------------------------
INCOME TAX EXPENSE (BENEFIT)
  Investment Products                                          $     87    $    111    $    150
  Individual Life                                                    59          54          38
  COLI                                                               14          17          19
  Other                                                            (158)       (138)        (13)
                                                              ----------------------------------
                                    TOTAL INCOME TAX EXPENSE   $      2    $     44    $    194
                                                              ----------------------------------
NET INCOME (LOSS)
  Investment Products                                          $    343    $    375    $    354
  Individual Life                                                   116         106          70
  COLI                                                               31          36          35
  Other                                                             (64)        129          28
                                                              ----------------------------------
                                            TOTAL NET INCOME   $    426    $    646    $    487
                                                              ----------------------------------
ASSETS
  Investment Products                                          $ 96,865    $106,497    $106,553
  Individual Life                                                 8,173       9,248       6,558
  COLI                                                           30,326      26,835      23,384
  Other                                                           6,737       2,853       2,340
                                                              ----------------------------------
                                                TOTAL ASSETS   $142,101    $145,433    $138,835
                                                              ----------------------------------
REVENUES BY PRODUCT
  Investment Products
    Individual Annuities                                       $  1,364    $  1,392    $  1,447
    Other                                                           821         722         621
                                                              ----------------------------------
                                   TOTAL INVESTMENT PRODUCTS      2,185       2,114       2,068
                                                              ----------------------------------
  Individual Life                                                   858         774         545
  COLI                                                              592         717         765
                                                              ----------------------------------

15. ACQUISITIONS

On April 2, 2001, Hartford Life acquired the individual life insurance, annuity and mutual fund businesses of Fortis, Inc. ("Fortis Financial Group" or "Fortis") for $1.12 billion in cash. The Company effected the acquisition through several reinsurance agreements with subsidiaries of Fortis and the purchase of 100% of the stock of Fortis Advisers, Inc. and Fortis
Investors, Inc., wholly-owned subsidiaries of Fortis, Inc. The acquisition was accounted for as a purchase transaction and, as such, the revenues and expenses generated by this business from April 2, 2001 forward are included in the Company's Consolidated Statements of Income.

16. QUARTERLY RESULTS FOR 2002 AND 2001 (UNAUDITED)

                                                                                Three Months Ended
                                                                                            September     December
                                                                March 31,     June 30,         30,           31,
                                                               -----------------------------------------------------
                                                               2002   2001   2002   2001   2002   2001   2002   2001
                                                               -----------------------------------------------------
Revenues                                                       $913   $879   $814   $931   $826   $917   $887   $928
Benefits, claims and expenses                                   736    685    756    746    747    759    773    769
Net income                                                      132    135     57    129    146    265     91    117
                                                               -----------------------------------------------------